DIREXION FUNDS

Evolution Managed Bond Fund
Evolution All-Cap Equity Fund
Evolution Large Cap Fund
Evolution Small Cap Fund
Evolution Total Return Fund

STATEMENT OF ADDITIONAL INFORMATION

33 Whitehall Street, 10th Floor
New York, New York  10004

(800) 851-0511

The Direxion Funds (the “Trust”) is a management investment company, or mutual fund, that offers a variety of investment portfolios to the public.  This Statement of Additional Information (“SAI”) relates to five of those portfolios, the Investor Class of the Evolution Managed Bond Fund, the Evolution All-Cap Equity Fund, the Evolution Large Cap Fund, the Evolution Small Cap Fund and the Evolution Total Return Fund (the “Funds”).

This SAI dated December 28, 2007 is not a prospectus.  It should be read in conjunction with the Funds’ Prospectus dated December 28, 2007.  This SAI is incorporated herein by reference into the Funds’ Prospectus.  In other words, it is legally part of the Funds’ Prospectus.

To receive a copy of the Prospectus, without charge, write or call the Trust at the address or telephone number above.

Dated:  December 28, 2007

Page

THE DIREXION FUNDS	1

CLASSIFICATION OF THE FUNDS	1

INVESTMENT POLICIES AND TECHNIQUES	1

American Depositary Receipts (“ADRs”)	2
Asset-Backed Securities	2
Bank Obligations	2
Corporate Debt Securities	3
Equity Securities	4
Foreign Securities	5
Illiquid Investments and Restricted Securities	5
Indexed Securities	6
Junk Bonds	7
Options, Futures and Other Strategies	7
Other Investment Companies	12
Repurchase Agreements	13
Short Sales	13
Swap Agreements	14
U.S. Government Securities	15
Zero-Coupon Securities	16
Other Investment Risks and Practices	16

INVESTMENT RESTRICTIONS	17

PORTFOLIO TRANSACTIONS AND BROKERAGE	19

PORTFOLIO HOLDINGS INFORMATION	20

MANAGEMENT OF THE TRUST	21

Trustees and Officers	21
Principal Shareholders, Control Persons and Management Ownership	26
Investment Adviser and Subadviser	29
Portfolio Manager	31
Proxy Voting Policies and Procedures	33
Fund Administrator, Fund Accountant, Transfer Agent and Custodian	33
Distributor	34
Distribution Plan	34
Independent Registered Public Accounting Firm	35

DETERMINATION OF NET ASSET VALUE	36

REDEMPTIONS	37

Redemption In-Kind	37
Redemptions by Telephone	37

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Receiving Payment	38
Anti-Money Laundering	38

EXCHANGE PRIVILEGE	38

SHAREHOLDER INFORMATION	39

Shareholder Information	39

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES	39

Dividends and Other Distributions	39
Taxes	39

FINANCIAL STATEMENTS	42

APPENDIX A	A-1

APPENDIX B	B-1

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THE DIREXION FUNDS

The Trust is a Massachusetts business trust organized on June 6, 1997 and is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”).  The Trust currently consists of numerous separate series, five of which are currently offered in this SAI.Effective April 28, 2006, the Trust changed its name to the Direxion Funds.  Prior to that date, the Trust was known as the Potomac Funds.

This SAI relates only to the Investor Class of the Evolution Managed Bond Fund (the “Managed Bond Fund”), the Evolution All-Cap Equity Fund (the “All-Cap Equity Fund”), the Evolution Large Cap Fund (the “Large Cap Fund”), the Evolution Small Cap Fund (the “Small Cap Fund”) and the Evolution Total Return Fund (the “Total Return Fund”).

CLASSIFICATION OF THE FUNDS

Each Fund is a “non-diversified” series of the Trust pursuant to the 1940 Act.  Each Fund is considered “non-diversified” because a relatively high percentage of its assets may be invested in the securities of a limited number of issuers.  To the extent that the Funds assume large positions in the securities of a small number of issuers, the Funds’ net asset value (“NAV”) may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market’s assessment of the issuers, and the Funds may be more susceptible to any single economic, political or regulatory occurrence than a diversified company.

Each Fund’s classification as a “non-diversified” investment company means that the proportion of their assets that may be invested in the securities of a single issuer is not limited by the 1940 Act.  The Funds, however, intend to meet certain diversification standards at the end of each quarter of their taxable year.

INVESTMENT POLICIES AND TECHNIQUES

The Managed Bond Fund, under normal circumstances, will invest 80% of its net assets (plus any borrowings for investment purposes) in fixed-income debt securities indirectly through securities that invest in or are a derivative of fixed income securities.  The All-Cap Equity Fund, under normal circumstances, will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities either directly through stocks and ADRs or indirectly through securities that invest in or are a derivative of equity securities.  The Large Cap Fund, under normal circumstances, will invest at least 80% of its net assets (plus any borrowings for investment purposes) in large cap equity securities either directly through stocks and ADRs or indirectly through securities that invest in or are a derivative of equity securities.  The Small Cap Fund, under normal circumstances, will invest at least 80% of its net assets (plus any borrowings for investment purposes) in small cap equity securities either directly through stocks and ADRs or indirectly through securities that invest in or are a derivative of equity securities.  The Total Return Fund, under normal circumstances, will invest at least 80% of its net assets (plus any borrowings for investment purposes) in directly in dividend paying equities or interest bearing fixed income securities, (“income generating securities”), or indirectly through securities that invest in or are a derivative of income generating securities.  The Funds may engage in the investment strategies discussed below.  There is no assurance that any of these strategies or any other strategies and methods of investment available to the Funds will result in the achievement of their objectives.

American Depositary Receipts (“ADRs”)

A Fund may invest in ADRs and sell ADRs short.  ADRs are U.S. dollar-denominated receipts representing interests in the securities of a foreign issuer, which securities may not necessarily be denominated in the same currency as the securities into which they may be converted.  ADRs are receipts typically issued by U.S. banks and trust companies that evidence ownership of underlying securities issued by a foreign corporation.  ADRs include ordinary shares and New York shares (shares issued by non-U.S. companies that are listed on a U.S. securities exchange).  ADRs may be purchased through “sponsored” or “unsponsored” facilities.  A sponsored facility is established jointly by the issuer of the underlying security and a depository, whereas a depository may establish an unsponsored facility without participation by the issuer of the depository security.  Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities.  ADRs are not necessarily denominated in the same currency as the underlying securities to which they may be connected.  Generally, ADRs in registered form are designed for use in the U.S. securities market and ADRs in bearer form are designed for use outside the United States.  For investment purposes, ADRs are not considered to be foreign securities by the Funds.

Asset-Backed Securities

A Fund may invest in certain types of asset-backed securities.  Asset-backed securities are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement).  Typically, the originator of the loan or accounts receivable paper transfers it to a specially created trust, which repackages it as securities with a minimum denomination and a specific term.  The securities are then privately placed or publicly offered.  Examples include certificates for automobile receivables and so-called plastic bonds, backed by credit card receivables.

The value of an asset-backed security is affected by, among other things, changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement.  Payments of principal and interest passed through to holders of asset-backed securities are frequently supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower’s other assets.  The degree of credit enhancement varies, and generally applies to only a portion of the asset-backed security’s par value.  Value is also affected if any credit enhancement has been exhausted.

Bank Obligations

Money Market Instruments.  A Fund may invest in bankers’ acceptances, certificates of deposit, demand and time deposits, savings shares and commercial paper of domestic banks and savings and loans that have assets of at least $1 billion and capital, surplus, and undivided profits of over $100 million as of the close of their most recent fiscal year, or instruments that are insured by the Bank Insurance Fund or the Savings Institution Insurance Fund of the Federal Deposit Insurance Corporation (“FDIC”).  A Fund also may invest in high quality, short-term, corporate debt obligations, including variable rate demand notes, having a maturity of one year or less.  Because there is no secondary trading market in demand notes, the inability of the issuer to make required payments could impact adversely the Funds’ ability to resell when they deem advisable to do so.

Bankers’ Acceptances.  Bankers’ acceptances generally are negotiable instruments (time drafts) drawn to finance the export, import, domestic shipment or storage of goods.  They are termed “accepted” when a bank writes on the draft its agreement to pay it at maturity, using the word “accepted.”  The bank is, in effect, unconditionally guaranteeing to pay the face value of the instrument on its maturity date.  The acceptance may then be held by the accepting bank as an asset, or it may be sold in the secondary market at the going rate of interest for a specified maturity.

Certificates of Deposit (“CDs”).  The FDIC is an agency of the U.S. government that insures the deposits of certain banks and savings and loan associations up to $100,000 per deposit.  The interest on such deposits may not be insured to the extent this limit is exceeded.  Current federal regulations also permit such institutions to issue insured negotiable CDs in amounts of $100,000 or more without regard to the interest rate ceilings on other deposits.  To remain fully insured, these investments must be limited to $100,000 per insured bank or savings and loan association.

Commercial Paper.  Commercial paper includes notes, drafts or similar instruments payable on demand or having a maturity at the time of issuance not exceeding nine months, exclusive of days of grace or any renewal thereof.  A Fund may invest in commercial paper rated A-l or A-2 by Standard & Poor’s® (“S&P®”) or Prime-1 or Prime-2 by Moody’s Investors Services©, Inc. (“Moody’s”), and in other lower quality commercial paper.

Corporate Debt Securities

A Fund may invest in investment grade corporate debt securities.  Investment grade corporate bonds are those rated BBB or better by Standard & Poor’s® Ratings Group or Baa or better by Moody’s.  Securities rated BBB by S&P® are considered investment grade, but Moody’s considers securities rated Baa to have speculative characteristics.  See Appendix A for a description of corporate bond ratings.  A Fund may also invest in unrated securities.

Corporate debt securities are fixed-income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies.  Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or un-secured status.  Commercial paper has the shortest term and is usually unsecured.

The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations.  Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.

Because of the wide range of types, and maturities, of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles.  For example, commercial paper issued by a large established domestic corporation that is rated investment-grade may have a modest return on principal, but carries relatively limited risk.  On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

Corporate debt securities carry both credit risk and interest rate risk.  Credit risk is the risk that a fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due.  Some corporate debt securities that are rated below investment-grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.  The credit risk of a particular issuer’s debt security may vary based on its priority for repayment.  For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities.  This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities.  In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities.  Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise.  In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.

Equity Securities

Common Stocks.  A Fund may invest in common stocks.  Common stocks represent the residual ownership interest in the issuer and are entitled to the income and increase in the value of the assets and business of the entity after all of its obligations and preferred stock are satisfied.  Common stocks generally have voting rights.  Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Convertible Securities.  A Fund may invest in convertible securities.  Convertible securities include corporate bonds, notes and preferred stock that can be converted into or exchanged for a prescribed amount of common stock of the same or a different issue within a particular period of time at a specified price or formula.  A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible stock matures or is redeemed, converted or exchanged.  While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.  The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline.  While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.  When investing in convertible securities, the Funds may invest in the lowest credit rating category.

Preferred Stock.  A Fund may invest in preferred stock.  A preferred stock blends the characteristics of a bond and common stock.  It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer’s growth may be limited.  Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors if the issuer is dissolved.  Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.  When investing in preferred stocks, the Funds may invest in the lowest credit rating category.

Warrants and Rights.  A Fund may purchase warrants and rights, which are instruments that permit a Fund to acquire, by subscription, the capital stock of a corporation at a set price, regardless of the market price for such stock.  Warrants may be either perpetual or of limited duration, but they usually do not have voting rights or pay dividends.  The market price of warrants is usually significantly less than the current price of the underlying stock.  Thus, there is a greater risk that warrants might drop in value at a faster rate than the underlying stock.

Foreign Securities

A Fund may have both direct and indirect exposure to foreign securities through investments in stock index futures contracts, options on stock index futures contracts and options on securities and on stock indices.  In most cases, the best available market for foreign securities will be on exchanges or in over-the-counter (“OTC”) markets located outside the United States.

Investing in foreign securities carries political and economic risks distinct from those associated with investing in the United States.  Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on or delays in the removal of funds or other assets of a fund, political or financial instability or diplomatic and other developments that could affect such investments.  Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or to convert currency into U.S. dollars.  There may be a greater possibility of default by foreign governments or foreign-government sponsored enterprises.  Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest or adverse diplomatic developments.

Illiquid Investments and Restricted Securities

A Fund may purchase and hold illiquid investments.  A Fund will not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets (taken at current value) would be invested in investments that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.  This policy does not include restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (“1933 Act”), which the Trust’s Board of Trustees (“Board” or “Trustees”) or Rafferty Asset Management, LLC (“Rafferty” or “Adviser”), the Funds’ investment adviser has determined under Board-approved guidelines are liquid.  The Funds do not currently anticipate investing in such restricted securities.

The term “illiquid investments” for this purpose means investments that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the investments.  Investments currently considered to be illiquid include:  (1) repurchase agreements not terminable within seven days; (2) securities for which market quotations are not readily available; (3) OTC options and their underlying collateral; (4) bank deposits, unless they are payable at principal amount plus accrued interest on demand or within seven days after demand; (5) restricted securities not determined to be liquid pursuant to guidelines established by the Board; and (6) in certain circumstances, securities involved in swap, cap, floor or collar transactions.  The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that a Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement.  The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

A Fund may not be able to sell illiquid investments when Rafferty or Flexible Plan Investments Ltd., (“FPI” or “Subadviser”) considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were liquid.  (Collectively, Rafferty and FPI are referred to herein as “Advisers” in certain circumstances.)  In addition, the sale of illiquid investments may require more time and result in higher dealer discounts and other selling expenses than does the sale of investments that are not illiquid.  Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and investment in illiquid investments may have an adverse impact on NAV.

Rule 144A establishes a “safe harbor” from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers.  Institutional markets for restricted securities that have developed as a result of Rule 144A provide both readily ascertainable values for certain restricted securities and the ability to liquidate an investment to satisfy share redemption orders.  An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by a Fund, however, could affect adversely the marketability of such portfolio securities and a Fund may be unable to dispose of such securities promptly or at reasonable prices.

Indexed Securities

A Fund may purchase indexed securities, which are securities, the value of which varies positively or negatively in relation to the value of other securities, securities indices or other financial indicators, consistent with its investment objective.  Indexed securities may be debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.  Recent issuers of indexed securities have included banks, corporations and certain U.S. government agencies.

The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed and also may be influenced by interest rate changes in the United States and abroad.  At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates.  Indexed securities may be more volatile than the underlying instruments.  Certain indexed securities that are not traded on an established market may be deemed illiquid.  See “Illiquid Investments and Restricted Securities” above.

A Fund may invest in Standard & Poor’s Depositary Receipts® (“SPDRs®”).  SPDRs® represent ownership in the SPDR Trust, a unit investment trust that holds a portfolio of common stocks designed to track the price performance and dividend yield of the Standard & Poor’s 500 Composite Stock Price IndexTM (“S&P 500® Index”) and whose shares trade on the American Stock Exchange (“AMEX”).  The value of SPDRs® fluctuates in relation to changes in the value of the underlying portfolio of common stocks.  The market price of SPDRs®, however, may not be equivalent to the pro rata value of the S&P 500® Index.  SPDRs® are subject to the risks of an investment in a broadly based portfolio of common stocks.

A Fund may invest in DIAMONDS®.  DIAMONDS® represent an investment in a unit investment trust (“DIAMONDS® Trust”) that owns shares in proportion to the weightings of the stocks comprising the Dow Jones Industrial Average® (“DJIA®”).  The DIAMONDS® Trust is structured so that its shares trade at approximately 1/100 (one one-hundredth) of the value of the DJIA®.  The DIAMONDS® Trust’s shares trade on the AMEX.  An investment in DIAMONDS® is subject to risks similar to those of other diversified stock portfolios, including market volatility and that the general level of stock prices may decline.  Although DIAMONDS® are designed to provide investment results that generally correspond to the price and yield performance of the DJIA®, the DIAMONDS® Trust may not be able to exactly replicate the performance of the DJIA® because of trust expenses and other factors.

A Fund may invest in NASDAQ-100 Index Tracking Stock®, often referred to as QQQQs®.  QQQQs® represent ownership in the NASDAQ-100 Trust, a unit investment trust that holds a portfolio of common stocks designed to track the price performance and dividend yield of the NASDAQ-100 Index® and whose shares trade on the AMEX.  The value of the QQQQs® fluctuates in relation to changes in the value of the underlying portfolio of common stocks.  The market price of QQQQs®, however, may not be equivalent to the pro rata value of the NASDAQ-100®.  QQQQs® are subject to the risks of an investment in a broadly based portfolio of common stocks.

Investments in SPDRs®, DIAMONDS® and QQQQs® are considered investments in other investment companies discussed below.

The Funds may invest, instead of or in addition to these indexed securities, in shares of alternate ETFs tracking the same market indices or other market indices within the same general market.

Junk Bonds

The Funds may invest in lower-rated debt securities of any maturity, often called “junk bonds.”

“Junk Bonds,” generally offer a higher current yield than that available for higher-grade issues.  However, lower-rated securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates.  During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, the market for lower-rated debt securities has expanded rapidly in recent years, and its growth paralleled a long economic expansion.  At times in recent years, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties.  As a result, the yields on lower-rated debt securities rose dramatically, but such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather, the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or default.  There can be no assurance that such declines will not recur.

The market for lower-rated debt issues generally is thinner and less active than that for higher quality securities, which may limit a Fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets.  Adverse publicity and investor perceptions, whether based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market.  A Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase.  However, the Advisers will monitor the investment to determine whether continued investment in the security will assist in meeting a Fund’s investment objective.

Options, Futures and Other Strategies

General.  A Fund may use certain options (traded on an exchange and OTC, or otherwise), futures contracts (sometimes referred to as “futures”) and options on futures contracts (collectively, “Financial Instruments”) as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of a Fund’s position, to create a synthetic money market position, for certain tax-related purposes and to effect closing transactions.

The use of Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission (“CFTC”).  In addition, a Fund’s ability to use Financial Instruments will be limited by tax considerations.  See “Dividends, Other Distributions and Taxes.”  Pursuant to a claim for exemption filed with the National Futures Association on behalf of the Funds, the Funds are not deemed to be a commodity pool operator or a commodity pool under the Commodity Exchange Act and are not subject to registration or regulation as such under the Commodity Exchange Act.

In addition to the instruments, strategies and risks described below and in the Prospectus, the Advisers may discover additional opportunities in connection with Financial Instruments and other similar or related techniques.  These new opportunities may become available as the Advisers develop new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed.  The Advisers may utilize these opportunities to the extent that they are consistent with a Fund’s investment objective and permitted by a Fund’s investment limitations and applicable regulatory authorities.  The Funds’ Prospectus or this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

Special Risks.  The use of Financial Instruments involves special considerations and risks, certain of which are described below.  Risks pertaining to particular Financial Instruments are described in the sections that follow.

(1)    Successful use of most Financial Instruments depends upon the Advisers’ ability to predict movements of the overall securities markets, which requires different skills than predicting changes in the prices of individual securities.  The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to distortion.  Due to the possibility of distortion, a correct forecast of stock market trends by the Advisers may still not result in a successful transaction.  The Advisers may be incorrect in their expectations as to the extent of market movements or the time span within which the movements take place that, thus, may result in the strategy being unsuccessful.

(2)    Options and futures prices can diverge from the prices of their underlying instruments.  Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way.  Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, and from imposition of daily price fluctuation limits or trading halts.

(3)    As described below, a Fund might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (e.g., Financial Instruments other than purchased options).  If the Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured.  These requirements might impair the Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that a Fund sell a portfolio security at a disadvantageous time.  The Fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position.  Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to a Fund.

(4)    Losses may arise due to unanticipated market price movements, lack of a liquid secondary market for any particular instrument at a particular time or due to losses from premiums paid by a Fund on options transactions.

Cover.  Transactions using Financial Instruments, other than purchased options, expose a Fund to an obligation to another party.  A Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities or other options or futures contracts or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above.  A Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian, U.S. Bank, N.A. (“Custodian”), in the prescribed amount as determined daily.

Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets.  As a result, the commitment of a large portion of a Fund’s assets to cover or accounts could impede portfolio management or a Fund’s ability to meet redemption requests or other current obligations.

Options.  The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment and general market conditions.  Options that expire unexercised have no value.  Options currently are traded on the Chicago Board Options Exchange® (“CBOE®”), the AMEX® and other exchanges, as well as the OTC markets.

By buying a call option on a security, a Fund has the right, in return for the premium paid, to buy the security underlying the option at the exercise price.  By writing (selling) a call option and receiving a premium, a Fund becomes obligated during the term of the option to deliver securities underlying the option at the exercise price if the option is exercised.  By buying a put option, a Fund has the right, in return for the premium, to sell the security underlying the option at the exercise price.  By writing a put option, a Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price.

Because options premiums paid or received by a Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction.  For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction.  Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction.  Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

Risks of Options on Securities.  Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction.  In contrast, OTC options are contracts between a Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee.  Thus, when a Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option.  Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

A Fund’s ability to establish and close out positions in exchange-traded options depends on the existence of a liquid market.  However, there can be no assurance that such a market will exist at any particular time.  Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists.  There can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration.  In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit.  The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options on Indices.  An index fluctuates with changes in the market values of the securities included in the index.  Options on indices give the holder the right to receive an amount of cash upon exercise of the option.  Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than (in the case of a call) or less than (in the case of put) the exercise price of the option.  Some stock index options are based on a broad market index such as the S&P 500® Index, the NYSE Composite Index or the AMEX Major Market Index, or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index.

Each of the exchanges have established limitations governing the maximum number of call or put options on the same index that may be bought or written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers).  Under these limitations, option positions of all investment companies advised by Rafferty are combined for purposes of these limits.  Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions.  These positions limits may restrict the number of listed options that a Fund may buy or sell.

Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts.  When a Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call.  The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total value for each point of such difference.  When a Fund buys a call on an index, it pays a premium and has the same rights to such call as are indicated above.  When a Fund buys a put on an index, it pays a premium and has the same rights as above, prior to the expiration date, to require the seller of the put, upon a Fund’s exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls.  When a Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price.

Risks of Options on Indices.  If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change.  If such a change causes the exercised option to fall out-of-the-money, a Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract.  While this type of arrangement allows a Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Futures Contracts and Options on Futures Contracts.  A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified security on the expiration date of the contract.  An index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made.  No physical delivery of the underlying securities in the index is made.

When a Fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time during the term of the option.  If a Fund writes a call, it assumes a short futures position.  If it writes a put, it assumes a long futures position.  When a Fund purchases an option on a futures contract, it acquires the right in return for the premium it pays to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

Whether a Fund realizes a gain or loss from futures activities depends upon movements in the underlying security or index.  The extent of a Fund’s loss from an unhedged short position in futures contracts or from writing unhedged call options on futures contracts is potentially unlimited.  A Fund only purchases and sells futures contracts and options on futures contracts that are traded on a U.S. exchange or board of trade.

No price is paid upon entering into a futures contract.  Instead, at the inception of a futures contract a Fund is required to deposit “initial margin” in an amount generally equal to 10% or less of the contract value.  Margin also must be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules.  Unlike margin in securities transactions, initial margin does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a Fund at the termination of the transaction if all contractual obligations have been satisfied.  Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures commission merchant daily as the value of the futures position varies, a process known as “marking-to-market.”  Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund’s obligations to or from a futures commission merchant.  When a Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk.  In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements.  If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions in options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold.  Positions in futures and options on futures contracts may be closed only on an exchange or board of trade that provides a secondary market.  However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time.  In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit.  Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses.  A Fund would continue to be subject to market risk with respect to the position.  In addition, except in the case of purchased options, a Fund would continue to be required to make daily variation margin payments and might be required to maintain cash or liquid assets in an account.

Risks of Futures Contracts and Options Thereon.  The ordinary spreads between prices in the cash and futures markets (including the options on futures markets), due to differences in the natures of those markets, are subject to the following factors, which may create distortions.  First, all participants in the futures market are subject to margin deposit and maintenance requirements.  Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationships between the cash and futures markets.  Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery.  To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion.  Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market.  Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

Combined Positions.  A Fund may purchase and write options in combination with each other.  For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract.  Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase.  Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Other Investment Companies

A Fund may invest in the securities of other investment companies.  Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses.  By investing in another investment company, the Funds become a shareholder of that investment company.  As a result, Fund shareholders indirectly will bear the Funds’ proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Funds’ own operations.

The Funds intend to limit their investments in securities issued by other investment companies in accordance with the 1940 Act.  Section 12(d)(1) of the 1940 Act precludes a Fund from acquiring (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund.  However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d) shall not apply to securities purchased or otherwise acquired by a Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding shares of such investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not offered or sold, and is not proposing to offer or sell its shares through a principal underwriter or otherwise at a public or offering price that includes a sales load of more than 1 1/2%.

If a Fund invests in investment companies pursuant to Section 12(d)(1)(F), it must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund proportionate to the vote of all other holders of such security.  In addition, an investment company purchased by the Fund pursuant to Section 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days.

Repurchase Agreements

A Fund may enter into repurchase agreements with banks that are members of the Federal Reserve System or securities dealers that are members of a national securities exchange or are primary dealers in U.S. government securities.  Repurchase agreements generally are for a short period of time, usually less than a week.  Under a repurchase agreement, a Fund purchases a U.S. government security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later.  The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the Fund’s holding period.  While the maturities of the underlying securities in repurchase agreement transactions may be more than one year, the term of each repurchase agreement always will be less than one year.  Repurchase agreements with a maturity of more than seven days are considered to be illiquid investments.  A Fund may not enter into such a repurchase agreement if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid investments.  See “Illiquid Investments and Restricted Securities” above.

A Fund will always receive, as collateral, securities whose market value, including accrued interest, at all times will be at least equal to 100% of the dollar amount invested by the Fund in each repurchase agreement.  In the event of default or bankruptcy by the seller, the Fund will liquidate those securities (whose market value, including accrued interest, must be at least 100% of the amount invested by the Fund) held under the applicable repurchase agreement, which securities constitute collateral for the seller’s obligation to repurchase the security.  If the seller defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral.  In addition, if bankruptcy or similar proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited.

Short Sales

A Fund may engage in short sale transactions under which it sells a security it does not own.  To complete such a transaction, a Fund must borrow the security to make delivery to the buyer.  The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement.  The price at such time may be more or less than the price at which the security was sold by the Fund.  Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends that accrue during the period of the loan.  The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.

Until a Fund closes its short position or replaces the borrowed stock, the Fund will: (1) maintain an account containing cash or liquid assets at such a level that (a) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the stock sold short and (b) the amount deposited in the account plus the amount deposited with the broker as collateral will not be less than the market value of the stock at the time the stock was sold short; or (2) otherwise cover the Fund’s short position.

Swap Agreements

A Fund may enter into swap agreements.  Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.  The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

Most swap agreements entered into by the Fund calculate the obligations of the parties to the agreement on a “net basis.”  Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).  Payments may be made at the conclusion of a swap agreement or periodically during its term.

Swap agreements do not involve the delivery of securities or other underlying assets.  Accordingly, if a swap is entered into on a net basis, if the other party to a swap agreement defaults, a Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any.

The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to a swap agreement entered into on a net basis will be accrued daily and an amount of cash or liquid asset having an aggregate NAV at least equal to the accrued excess will be maintained in an account with the Custodian that satisfies the 1940 Act.  A Fund will also establish and maintain such accounts with respect to its total obligations under any swaps that are not entered into on a net basis.  Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities.

Because they are two-party contracts and may have terms of greater than seven days, swap agreements may be considered to be illiquid for a Fund’s illiquid investment limitations.  The Fund will not enter into any swap agreement unless Rafferty or the Subadviser believes that the other party to the transaction is creditworthy.  A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

A Fund may enter into a swap agreement in circumstances where Rafferty or the Subadviser believes that it may be more cost effective or practical than buying the underlying securities or a futures contract or an option on such securities.  The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer.  The counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks represented in the index, plus the dividends that would have been received on those stocks.  A Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks.  Therefore, the return to a Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by a Fund on the notional amount.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation.  As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments that are traded in the OTC market.  Rafferty, under the supervision of the Board, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.

The use of equity swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

U.S. Government Securities

A Fund may invest in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (“U.S. government securities”) in pursuit of their investment objectives, in order to deposit such securities as initial or variation margin, as “cover” for the investment techniques they employ, as part of a cash reserve and for liquidity purposes.

U.S. government securities are high-quality instruments issued or guaranteed as to principal or interest by the U.S. Treasury or by an agency or instrumentality of the U.S. government.  Not all U.S. government securities are backed by the full faith and credit of the United States.  Some are backed by the right of the issuer to borrow from the U.S. Treasury; others are backed by discretionary authority of the U.S. government to purchase the agencies’ obligations; while others are supported only by the credit of the instrumentality.  In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

U.S. government securities include Treasury Bills (which mature within one year of the date they are issued), Treasury Notes (which have maturities of one to ten years) and Treasury Bonds (which generally have maturities of more than 10 years).  All such Treasury securities are backed by the full faith and credit of the United States.

U.S. government agencies and instrumentalities that issue or guarantee securities include the Federal Housing Administration, the Federal National Mortgage Association (“Fannie Mae©”), the Farmers Home Administration, the Export-Import Bank of the United States, the Small Business Administration, the Government National Mortgage Association (“Ginnie Mae®”), the General Services Administration, the Central Bank for Cooperatives, the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation (“Freddie Mac©”), the Farm Credit Banks, the Maritime Administration, the Tennessee Valley Authority, the Resolution Funding Corporation and the Student Loan Marketing Association (“Sallie Mae©”).

Yields on short-, intermediate- and long-term U.S. government securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering and the maturity of the obligation.  Debt securities with longer maturities tend to produce higher capital appreciation and depreciation than obligations with shorter maturities and lower yields.  The market value of U.S. government securities generally varies inversely with changes in the market interest rates.  An increase in interest rates, therefore, generally would reduce the market value of the Fund’s portfolio investments in U.S. government securities, while a decline in interest rates generally would increase the market value of the Fund’s portfolio investments in these securities.

Zero-Coupon Securities

A Fund may invest in zero-coupon bonds of any rating or maturity.

Zero-coupon securities make no periodic interest payments, but are sold at a deep discount from their face value.  The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date.  The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer’s perceived credit quality.  If the issuer defaults, a Fund may not receive any return on its investment.  Because zero-coupon securities bear no interest and compound semiannually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities.  Since zero-coupon bondholders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than bonds paying interest on a current basis.  When interest rates fall, zero-coupon securities rise more rapidly in value because the bonds reflect a fixed rate of return.  An investment in zero-coupon and delayed interest securities may cause a Fund to recognize income and make distributions to shareholders before it receives any cash payments on its investment.

Other Investment Risks and Practices

Borrowing.  A Fund may borrow money for investment purposes, which is a form of leveraging.  Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk while increasing investment opportunity.  Leverage will magnify changes in a Fund’s NAV and on its investments.  Although the principal of such borrowings will be fixed, a Fund’s assets may change in value during the time the borrowing is outstanding.  Leverage also creates interest expenses for a Fund.  To the extent the income derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay, the Fund’s net income will be greater than it would be if leverage were not used.  Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of a Fund will be less than it would be if leverage were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced.  The use of derivatives in connection with leverage creates the potential for significant loss.

A Fund may borrow money to facilitate management of the Fund’s portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous.  Such borrowing is not for investment purposes and will be repaid by the borrowing Fund promptly.

As required by the 1940 Act, a Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed.  If at any time the value of the required asset coverage declines as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio investments within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell portfolio instruments at that time.

In addition to the foregoing, the Managed Bond Fund and the All-Cap Equity Fund may borrow money from a bank as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of its total assets.  This borrowing is not subject to the foregoing 300% asset coverage requirement.  The Managed Bond Fund and the All-Cap Equity Fund may pledge portfolio securities as Rafferty deems appropriate in connection with any borrowings.

Lending Portfolio Securities.  A Fund may lend portfolio securities with a value not exceeding 33 1/3% of its total assets to brokers, dealers, and financial institutions.  Borrowers are required continuously to secure their obligations to return securities on loan from a Fund by depositing any combination of short-term government securities and cash as collateral with a Fund.  The collateral must be equal to at least 100% of the market value of the loaned securities, which will be marked to market daily.  While a Fund’s portfolio securities are on loan, the Fund continues to receive interest on the securities loaned and simultaneously earns either interest on the investment of the collateral or fee income if the loan is otherwise collateralized.  A Fund may invest the interest received and the collateral, thereby earning additional income.  Loans would be subject to termination by the lending Fund on a four-business day notice or by the borrower on a one-day notice.  Borrowed securities must be returned when the loan is terminated.  Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan inures to the lending Fund and that Fund’s shareholders.  A lending Fund may pay reasonable finders, borrowers, administrative and custodial fees in connection with a loan.  The Funds currently have no intention of lending its portfolio securities.

Portfolio Turnover.  The Trust anticipates that the Funds will have very high portfolio turnover due to the active management of its portfolio.  A Fund’s portfolio turnover rate is calculated by the lesser of the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year.  Based on this calculation, instruments with remaining maturities of less than one year are excluded from the portfolio turnover rate.  Such instruments generally would include futures contracts and options, since such contracts generally have a remaining maturity of less than one year.  In any given period, all of a Fund’s investments may have a remaining maturity of less than one year; in which case, the portfolio turnover rate for that period would be equal to zero.  However, a Fund’s portfolio turnover rate calculated with all securities whose maturities were one year or less is anticipated to be unusually high.

High portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities.  Such sales also may result in adverse tax consequences to a Fund’s shareholders.  The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

INVESTMENT RESTRICTIONS

In addition to the investment policies and limitations described above and described in the Prospectus, the Trust, on behalf of each Fund has adopted the following investment limitations, which are fundamental policies and may not be changed without the vote of a majority of the outstanding voting securities of a Fund.  Under the 1940 Act, a “vote of the majority of the outstanding voting securities” of a Fund means the affirmative vote of the lesser of: (1) more than 50% of the outstanding shares of a Fund; or (2) 67% or more of the shares of a Fund present at a shareholders meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment.  Except with respect to borrowing money, if a percentage limitation is adhered to at the time of the investment, a later increase or decrease in the percentage resulting from any change in value or net assets will not result in a violation of such restrictions.  If at any time a Fund’s borrowings exceed its limitations due to a decline in net assets, such borrowings will be reduced promptly to the extent necessary to comply with the limitation.

A Fund shall not:

1.  Lend any security or make any other loan if, as a result, more than 33 1/3% of the value of the Fund’s total assets would be lent to other parties, except (1) through the purchase of a portion of an issue of debt securities in accordance with the Fund’s investment objective, policies and limitations; or (2) by engaging in repurchase agreements with respect to portfolio securities.

2.  Underwrite securities of any other issuer.

3.  Purchase, hold, or deal in real estate or oil and gas interests.

4.  Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act) (including the amount of senior securities issued by excluding liabilities and indebtedness not constituting senior securities), except (1) that the Fund may issue senior securities in connection with transactions in options, futures, options on futures and forward contracts, swaps, caps, floors, collars and other similar investments; (2) as otherwise permitted herein and in Investment Limitations Nos. 5 and 7; and (3) the Fund may make short sales of securities.

5.  Pledge, mortgage, or hypothecate the Fund’s assets, except (1) to the extent necessary to secure permitted borrowings; (2) in connection with the purchase of securities on a forward-commitment or delayed-delivery basis or the sale of securities on a delayed-delivery basis; and (3) in connection with options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other financial instruments.

6.  Invest in physical commodities, except that the Fund may purchase and sell foreign currency, options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars, securities on a forward-commitment or delayed-delivery basis, and other financial instruments.

7.  Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

The Managed Bond Fund and the All-Cap Equity Fund have adopted the following fundamental investment limitation:

8.  Borrow money, except (1) to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33 1/3% of the value of the Fund’s total assets); (2) as a temporary measure and then only in amounts not to exceed 5% of the value of the Fund’s total assets; (3) to enter into reverse repurchase agreements; and (4) to lend portfolio securities.  For purposes of this investment limitation, the purchase or sale of options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other financial instruments shall not constitute borrowing.

The Large Cap Fund, the Small Cap Fund and the Total Return Fund have adopted the following fundamental investment limitation:

9.  Borrow money, except (1) to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33 1/3% of the value of the Fund’s total assets); (2) to enter into reverse repurchase agreements; and (3) to lend portfolio securities.  For purposes of this investment limitation, the purchase or sale of options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other financial instruments shall not constitute borrowing.

The Funds have adopted the following fundamental investment policy that enables it to invest in another investment company or series thereof:

Notwithstanding any other limitation, the Fund may invest all of its investable assets in an open-end management investment company with the same limitations as the Fund.  For this purpose, “all of the Fund’s investable assets” means that the only investment securities that will be held by the Fund will be the Fund’s interest in the investment company.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision by the Trustees, Rafferty and/or the Funds’ Subadviser, as applicable, are responsible for decisions to buy and sell securities for the Funds, the selection of broker-dealers to effect the transactions, and the negotiation of brokerage commissions, if any.  Rafferty expects that the Funds may execute brokerage or other agency transactions through registered broker-dealers, for a commission, in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.  There is generally no stated commission in the case of fixed income securities, which are commonly traded in the OTC market, but the price paid by the Funds usually includes an undisclosed dealer commission or mark-up.

When selecting a broker or dealer to execute portfolio transactions, Rafferty considers many factors, including the rate of commission or the size of the broker-dealer’s “spread,” the size and difficulty of the order, the nature of the market for the security, operational capabilities of the broker-dealer and the research, statistical and economic data furnished by the broker-dealer to Rafferty.

In effecting portfolio transactions for the Funds, Rafferty seeks to receive the closing prices of securities that are in line with those of the securities included in the applicable index and seeks to execute trades of such securities at the lowest commission rate reasonably available.  With respect to agency transactions, Rafferty may execute trades at a higher rate of commission if reasonable in relation to brokerage and research services provided to the Funds or Rafferty.  Such services may include the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities.  The Funds believe that the requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Funds, Rafferty and/or the Funds’ Subadviser, as applicable, from obtaining a high quality of brokerage and research services.  In seeking to determine the reasonableness of brokerage commissions paid in any transaction, Rafferty relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction.

Rafferty and/or the Funds’ Subadviser may use research and services provided to it by brokers in servicing all the Funds; however, not all such services may be used by Rafferty and/or the Funds’ Subadviser in connection with the Funds.  While the receipt of such information and services is useful in varying degrees and generally would reduce the amount of research or services otherwise performed by Rafferty and/or the Funds’ Subadviser, this information and these services are of indeterminable value and would not reduce Rafferty’s investment advisory fee to be paid by the Funds or the subadvisory fees to be paid by Rafferty.

Purchases and sales of U.S. government securities normally are transacted through issuers, underwriters or major dealers in U.S. government securities acting as principals.  Such transactions are made on a net basis and do not involve payment of brokerage commissions.  The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.

Aggregate brokerage commissions paid by each Fund for the following fiscal periods are shown in the tables below.

Evolution Managed Bond Fund	Brokerage Fees Paid
Year Ended August 31, 2007	$ 142,688
Year Ended August 31, 2006	$ 150,603
Year Ended August 31, 2005	$ 121,715

Evolution All-Cap Equity Fund	Brokerage Fees Paid

Year Ended August 31, 2007	$ 492,471
Year Ended August 31, 2006	$ 522,857
Year Ended August 31, 2005	$ 135,915

Evolution Large Cap Fund	Brokerage Fees Paid
Year Ended August 31, 2007	$ 208,145
January 31, 2006 – August 31, 2006	$ 131,388

Evolution Small Cap Fund	Brokerage Fees Paid
Year Ended August 31, 2007	$ 267,669
January 27, 2006 – August 31, 2006	$ 278,154

Evolution Total Return Fund	Brokerage Fees Paid
Year Ended August 31, 2007	$ 212,076
January 26, 2006 – August 31, 2006	$ 122,654

PORTFOLIO HOLDINGS INFORMATION

The Trust maintains portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the Funds’ portfolio investments to ensure that such disclosure is in the best interests of the Funds’ shareholders.  In adopting the policies, the Board considered actual and potential material conflicts that could arise between the interest of Fund shareholders, the Adviser, distributor, or any other affiliated person of the Funds.  Disclosure of a Fund’s complete holdings is required to be made quarterly within sixty days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q.  These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.

From time to time, rating and ranking organizations such as Standard & Poor’s® and Morningstar®, Inc. may request complete portfolio holdings information in connection with rating a Fund.  Similarly, pension plan sponsors, consultants and/or other financial institutions may request a complete list of portfolio holdings in order to assess the risks of a Fund’s portfolio along with related performance attribution statistics.  The Trust believes that these third parties have legitimate objectives in requesting such portfolio holdings information.  To prevent such parties from potentially misusing the complete portfolio holdings information, the Funds will generally only disclose such information as of the end of the most recent calendar quarter, with a lag of approximately 60 days.  In addition, the Funds’ President or Chief Compliance Officer may grant exceptions to permit additional disclosure of the complete portfolio holdings information at differing times and with differing lag times to rating agencies and to the parties noted above, provided that (1) the recipient is subject to a confidentiality agreement; (2) the recipient will utilize the information to reach certain conclusions about the investment management characteristics of the Funds and will not use the information to facilitate or assist in any investment program; and (3) the recipient will not provide access to third parties to this information.  The Chief Compliance Officer shall report any disclosures made pursuant to this exception to the Board.

The Funds also disclose daily up to the top 25 holdings (“top 25 holdings”) on the website of the Subadviser at http://www.flexibleplan.com.  The top 25 holdings are normally updated after the close of the current day’s trading and before the start of the next day’s trading.   The top 25 holdings for each Fund will remain posted on the Subadviser’s website for at least six months.  The Funds may provide separately to any person, including rating and ranking organizations such as Standard & Poor’s® and Morningstar®, Inc. the Funds’ top 25 holdings commencing the day after it is first published on the Subadviser’s website or a complete list of portfolio holdings is filed with the SEC.

In addition, the Funds’ service providers, such as custodian, administrator, transfer agent, distributor, legal counsel and independent registered public accounting firm may receive portfolio holdings information in connection with their services to the Funds.  In no event shall the Advisers, their affiliates or employees, or the Funds receive any direct or indirect compensation in connection with the disclosure of information about the Funds’ portfolio holdings.

In the event a portfolio holdings disclosure made pursuant to the policies presents a conflict of interest between the Funds’ shareholders and Rafferty, the Subadviser, the distributor and their affiliates or employees and any affiliated person of the Fund, the disclosure will not be made unless a majority of the Independent Trustees approves such disclosure.

MANAGEMENT OF THE TRUST

Trustees and Officers

The business affairs of each Fund are managed by or under the direction of the Board.  The Trustees are responsible for managing the Funds’ business affairs and for exercising all of the Funds’ powers except those reserved to the shareholders.  A Trustee may be removed by the other Trustees or by a two-thirds vote of the outstanding Trust shares.

The following table is a list of the Trustees and officers of the Trust, their age, business address and principal occupation during the past five years including any affiliation with Rafferty, the length of service to the Trust, and the position, if any, that they hold on the board of directors of companies other than the Trust.  Each Trustee of the Trust also serves on the Board of the Direxion Insurance Trust, the other registered investment company in the Direxion mutual fund complex.  Unless otherwise noted, an individual’s business address is 33 Whitehall Street, 10th Floor, New York, New York 10004.

Interested Trustees
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee
Lawrence C. Rafferty(1) Age: 65	Chairman of the Board of Trustees	Lifetime of Trust until removal or resignation; Since 1997	Chairman and Chief Executive Officer of Rafferty, 1997-present; Chief Executive Officer of Rafferty Companies, LLC, 1996-present; Chief Executive Officer of Rafferty Capital Markets, Inc., 1995- present.	114	Board of Trustees, Fairfield University; Board of Directors, St. Vincent’s Services; Executive Committee, Metropolitan Golf Association

Non-Interested Trustees
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee
Daniel J. Byrne Age: 63	Trustee	Lifetime of Trust until removal or resignation; Since 1997	President and Chief Executive Officer of Byrne Securities Inc., 1992-present.	114	None
Gerald E. Shanley III Age: 64	Trustee	Lifetime of Trust until removal or resignation; Since 1997	Business Consultant, 1985-present; Trustee of Trust Under Will of Charles S. Payson, 1987-present; C.P.A., 1979-present.	114	None
John Weisser Age: 65	Trustee	Lifetime of Trust until removal or resignation; Since 2007	Retired, Since 1995; Salomon Brothers, Inc, 1971-1995, most recently as Managing Director.	114	MainStay VP Series Fund, Inc.

Officers
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee
Daniel D. O’Neill Age: 39	President;	One Year; Since 1999	Managing Director of Rafferty, 1999-present.	N/A	N/A
	Chief Operating Officer and Chief Investment Officer	One Year; Since 2006
William Franca Age: 50	Executive Vice President – Head of Distribution	One Year; Since 2006	Senior Vice President – National Sales, Massachusetts Financial Services/SunLife Financial Distributors, 2002-2004; Executive Vice President, Distribution, SunLife, 2001-2002.	N/A	N/A
Todd Warren Age: 40	Chief Compliance Officer	One Year; Since 2007	Chief Legal Officer, Alaric Compliance Services, LLC 2006 to present; CCO and General Counsel, Oracle Evolution LLC 10/04 – 2/06.	N/A	N/A
Todd Kellerman Age: 33	Chief Financial Officer	Once Year; Since 2007	Vice President of Corporate Development. Raven Holdings, Inc., 2003-2005; Business Consultant, 2002-2003; Senior Consultant – Business Consulting, Arthur Andersen, 1999- 2000.	N/A	N/A

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee
Stephen P. Sprague Age: 58	Treasurer and Controller	One Year; Since 1999	Chief Financial Officer of Rafferty for the past 5 years.	N/A	N/A
Eric W. Falkeis 615 East Michigan Street Milwaukee, WI 53202 Age: 35	Secretary	One Year; Since 2004
Chief Financial Officer,
U.S. Bancorp Fund
Services, LLC, since
April 2006; Vice
President, U.S. Bancorp
Fund Services LLC,
1997-present; formerly,
Chief Financial Officer,
Quasar Distributors,
LLC (2000-2003).
				N/A	N/A
(1)	Mr. Rafferty is affiliated with Rafferty. Mr. Rafferty is the Chairman and Chief Executive Officer of Rafferty.

(2)
The Direxion Complex consists of the Direxion Funds which currently offers for sale to the public 51 portfolios of the 69 currently registered with the SEC and the Direxion Insurance Trust which currently offers for sale 3 portfolios of the 45 currently registered with the SEC.

The Trust has an Audit Committee, consisting of Messrs. Weisser, Byrne and Shanley.  The members of the Audit Committee are not “interested” persons of the Trust (as defined in the 1940 Act).  The primary responsibilities of the Trust’s Audit Committee are, as set forth in its charter, to make recommendations to the Board Members as to: the engagement or discharge of the Trust’s independent registered public accounting firm (including the audit fees charged by the accounting firm); the supervision of investigations into matters relating to audit matters; the review with the independent registered public accounting firm of the results of audits; and addressing any other matters regarding audits.  The Audit Committee met four times during the Funds’ most recent fiscal year.

The Trust also has a Nominating Committee, consisting of Messrs. Weisser, Byrne and Shanley, each of whom is a disinterested member of the Board.  The primary responsibilities of the nominating committee are to make recommendations to the Board on issues related to the composition and operation of the Board, and communicate with management on those issues.  The Nominating Committee also evaluates and nominates Board member candidates.  The Nominating Committee will consider nominees recommended by shareholders.  Such recommendations should be in writing and addressed to the Funds with attention to the Nominating Committee Chair.  The recommendations must include the following Preliminary Information regarding the nominee: (1) name; (2) date of birth; (3) education; (4) business professional or other relevant experience and areas of expertise; (5) current business and home addresses and contact information; (6) other board positions or prior experience; and (7) any knowledge and experience relating to investment companies and investment company governance.  The Nominating Committee met once during the Trust’s most recent fiscal year.

The Trust has a Qualified Legal Compliance Committee, consisting of Messrs. Weisser, Byrne and Shanley.  The members of the Qualified Legal Compliance Committee are not “interested” persons of the Trust (as defined in the 1940 Act).  The primary responsibility of the Trust’s Qualified Legal Compliance Committee is to receive, review and take appropriate action with respect to any report (“Report”) made or referred to the Committee by an attorney of evidence of a material violation of applicable U.S. federal or state securities law, material breach of a fiduciary duty under U.S. federal or state law or a similar material violation by the Trust or by any officer, director, employee or agent of the Trust.  The Qualified Legal Compliance Committee did not meet during the Trust’s most recent fiscal year.

The following table shows the amount of equity securities in the portfolios of the Funds and the Direxion Family of Investment Companies owned by the Trustees as of the calendar year ended December 31, 2006:

Dollar Range of Equity Securities Owned:	Interested Trustees:	Disinterested Trustees:
	Lawrence C. Rafferty	Jay F. Higgins(1)	Daniel J. Byrne	Gerald E. Shanley III	John Weisser(2)
Managed Bond Fund	$0	$0	$0	$0	N/A
All-Cap Equity Fund	$0	$0	$0	$0	N/A
Large Cap Fund	$0	$0	$0	$0	N/A
Small Cap Fund	$0	$0	$0	$0	N/A
Total Return Fund	$0	$0	$0	$0	N/A
Aggregate Dollar Range of Equity Securities in the Direxion Family of Investment Companies (3)	$0	$0	$10,001 - $50,000	$0	N/A
(1)	As of May 22, 2007, Mr. Higgins resigned as an Interested Trustee of the Direxion Family of Investment Companies.
(2)
As of March 7, 2007, Mr. Weisser became a Disinterested Trustee of the Direxion Family of Investment Companies and, therefore, did not have ownership in any equity securities in the Direxion Family of Investment Companies.

(3)
The “Direxion Family of Investment Companies” consists of the Direxion Funds which currently offers for sale to the public 51 portfolios of the 69 currently registered with the SEC and the Direxion Insurance Trust which currently offers for sale 3 portfolios of the 45 currently registered with the SEC.

The Trust’s Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law.  However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

No officer, director or employee of Rafferty receives any compensation from the Funds for acting as a Trustee or officer of the Trust.  The following table shows the compensation earned by each Trustee for the Trust’s fiscal year ended August 31, 2007:

Aggregate Compensation From the:	Pension or Retirement Benefits Accrued As	Estimated	Aggregate Compensation From the Direxion
Name of Person, Position	Managed Bond Fund	All-Cap Equity Fund	Large Cap Fund	Small Cap Fund	Total Return Fund	Part of the Trust’s Expenses	Annual Benefits Upon Retirement	Complex Paid to the Trustees(1)
Interested Trustees

Lawrence C. Rafferty	$0	$0	$0	$0	$0	$0	$0	$0

Jay F. Higgins(2)	$337	$622	$399	$315	$422	$0	$0	$10,000

Disinterested Trustees

Kevin G. Boyle(3)	$169	$311	$200	$157	$211	$0	$0	$5,000

Daniel J. Byrne	$878	$1,622	$1,040	$821	$1,100	$0	$0	$26,000

Gerald E. Shanley III	$1,081	$1,996	$1.280	$1,010	$1,354	$0	$0	$32,000

John Weisser(4)	$710	$1,311	$840	$663	$889	$0	$0	$21,000

(1)	For the fiscal year ended April 30, 2007, trustees’ fees and expenses in the amount of $94,000 were incurred by the Trust.
(2)	As of May 22, 2007, Mr. Higgins resigned as an Interested Trustee of the Direxion Complex.
(3)	As of March 7, 2007, Mr. Boyle resigned as a Disinterested Trustee of the Direxion Complex.
(4)	As of March 7, 2007, Mr. Weisser became a Disinterested Trustee of the Direxion Complex.

Principal Shareholders, Control Persons and Management Ownership

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund.  A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control.  Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of a Fund.  As of November 30, 2007, the following shareholders were considered to be either a control person or principal shareholder of each Fund:

Evolution Managed Bond Fund--Investor Class

Name and Address	% Ownership
Nationwide Trust Co. Cust. FBO IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	56.76%

Trust Company of America FBO FPI2 P.O. Box 6503 Englewood, CO 80155-6503	21.06%

Nationwide Insurance Company 1 Nationwide Plaza Columbus, OH 43215-2220	6.07%

Evolution All-Cap Equity Fund--Investor Class

Name and Address	% Ownership
Nationwide Trust Co. Cust. FBO IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	52.65%

Trust Company of America FBO FPI2 P.O. Box 6503 Englewood, CO 80155-6503	19.35%

Nationwide Insurance Company 1 Nationwide Plaza Columbus, OH 43218	8.90%

Evolution Large Cap Fund – Investor Class

Name and Address	% Ownership
Nationwide Trust Co. Cust. FBO IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	60.37%

Nationwide Insurance Company 1 Nationwide Plaza Columbus, OH 43218	10.10%

Trust Company of America FBO 75 P.O. Box 6503 Englewood, CO 80155-6503	22.03%

Evolution Small Cap Fund – Investor Class

Name and Address	% Ownership
Nationwide Trust Co. Cust. FBO IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	58.98%

Nationwide Insurance Company 1 Nationwide Plaza Columbus, OH 43218	9.93%

Trust Company of America FBO 75 P.O. Box 6503 Englewood, CO 80155-6503	23.67%

Evolution Total Return Fund – Investor Class

Name and Address	% Ownership
Nationwide Trust Co. Cust. FBO IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	62.75%

Trust Company of America FBO 75 P.O. Box 6503 Englewood, CO 80155-6503	19.34%

Nationwide Insurance Company 1 Nationwide Plaza Columbus, OH 43218	9.75%

In addition, as of November 30, 2007, the Trustees and officers as a group owned less than 1% of the shares of each Fund.

Investment Adviser and Subadviser

Rafferty Asset Management, LLC, 33 Whitehall Street, 10th Floor, New York, New York, 10004, provides investment advice to the Fund.  Rafferty was organized as a New York limited liability corporation in June 1997.  Lawrence C. Rafferty controls Rafferty through his ownership in Rafferty Holdings, LLC.

Under an Investment Advisory Agreement (“Advisory Agreement”) between the Trust, on behalf of the Funds, and Rafferty, Rafferty provides a continuous investment program for a Fund’s assets in accordance with its investment objectives, policies and limitations, and oversees the day-to-day operations of a Fund, subject to the supervision of the Trustees.  Rafferty bears all costs associated with providing these advisory services.  The Trust bears all other expenses that are not assumed by Rafferty as described in the Prospectus.  The Trust also is liable for nonrecurring expenses as may arise, including litigation to which a Fund may be a party.  The Trust also may have an obligation to indemnify its Trustees and officers with respect to any such litigation.

Pursuant to the Advisory Agreement, each Fund pays Rafferty at an annual rate of 1.00% based on its average daily net assets.

Each Fund is responsible for its own operating expenses.  For the Managed Bond Fund and the All-Cap Equity Fund, Rafferty has contractually agreed to waive its fees and/or reimburse operating expenses (excluding, as applicable, among other expenses, front-end or contingent deferred sales loads, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, Acquired Fund Fees and Expenses, and extraordinary expenses such as litigation) through August 31, 2008 to the extent that their Investor Class Total Annual Fund Operating Expenses exceed 1.75% of average daily net assets.  For the Large Cap Fund, the Small Cap Fund and the Total Return Fund, Rafferty has voluntarily agreed to waive its fees and/or reimburse operating expenses (excluding, as applicable, among other expenses, front-end or contingent deferred sales loads, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, Acquired Fund Fees and Expenses, and extraordinary expenses such as litigation) through August 31, 2008 to the extent that their Investor Class Total Annual Fund Operating Expenses exceed 1.75% of average daily net assets.  If overall expenses fall below these percentage limitations, then the Funds may reimburse Rafferty within the following three years.  There is no assurance that Rafferty will continue this waiver after this date.

The tables below show the amount of advisory fees incurred and the amount of fees waived and/or absorbed by Rafferty for each Fund for the following fiscal periods.

Evolution Managed Bond Fund	Advisory Fees Incurred	Waived fees and/or expenses reimbursed by Advisor	Net Fees Paid to Advisor
Year Ended August 31, 2007	$467,371	$1,093	$466,278
Year Ended August 31, 2006	$356,015	$7,084	$348,931
Year Ended August 31, 2005	$140,996	$12,784	$128,212

Evolution All-Cap Equity Fund	Advisory Fees Incurred	Waived fees and/or expenses reimbursed by Advisor	Net Fees Paid to Advisor
Year Ended August 31, 2007	$1,071,683	$0	$1,071,683
Year Ended August 31, 2006(1)	$751,424	$0	$751,424
Year Ended August 31, 2005(1)	$196,594	$0	$196,594

Evolution Large Cap Fund	Advisory Fees Incurred	Waived fees and/or expenses reimbursed by Advisor	Net Fees Paid to Advisor
Year Ended August 31, 2007(2)	$597,369	$0	$597,369
January 31, 2006 – August 31, 2006	$234,678	$21,296	$213,382

Evolution Small Cap Fund	Advisory Fees Incurred	Waived fees and/or expenses reimbursed by Advisor	Net Fees Paid to Advisor
Year Ended August 31, 2007	$378,817	$36,463	$342,354
January 27, 2006 – August 31, 2006	$231,175	$21,360	$209,815

Evolution Total Return Fund	Advisory Fees Incurred	Waived fees and/or expenses reimbursed by Advisor	Net Fees Paid to Advisor
Year Ended August 31, 2007(3)	$643,071	$0	$643,071
January 26, 2006 – August 31, 2006	$236,746	$17,157	$219,589
(1)	For the fiscal years ended August 31, 2006 and 2005, the Advisor recouped $13,064 and $4,935, respectively, in expenses that were previously waived and/or reimbursed.
(2)	For the fiscal year ended August 31, 2007, the Advisor recouped $6,671 in expenses that were previously waived and/or reimbursed.
(3)	For the fiscal year ended August 31, 2007, the Advisor recouped $17,126 in expenses that were previously waived and/or reimbursed.

The Advisory Agreement was initially approved by the Trustees (including all Independent Trustees) and Rafferty, as sole shareholder of the Funds, in compliance with the 1940 Act.  The Advisory Agreement continues in force for an initial period of two years after the date of its approval.  The Advisory Agreement is renewable thereafter from year to year with respect to each Fund, so long as its continuance is approved at least annually (1) by the vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not “interested persons” of Rafferty or the Trust; and (2) by the majority vote of either the full Board or the vote of a majority of the outstanding shares of a Fund.  The Advisory Agreement automatically terminates on assignment and is terminable on a 60-day written notice either by the Trust or Rafferty.

Under an Investment Subadvisory Agreement (“Subadvisory Agreement”) between Rafferty and FPI, FPI, subject to direction by Rafferty and the Board, will provide investment advice and portfolio management services to the Funds for a fee payable by Rafferty.  An investment team from FPI will manage for the Funds’ assets, under the supervision of Rafferty.  Under the Subadvisory Agreement, FPI will direct, through Rafferty, the allocation of Fund assets among specific baskets of securities, created by FPI.  Then, Rafferty will implement FPI’s investment decisions for the Fund by placing all brokerage orders for the purchase and sale of those securities.  For the investment subadvisory services provided to the Funds, Rafferty will pay FPI each month based on the Funds’ prior month’s total net assets at an annualized rate of 0.60% on assets up to $250 million, 0.65% on assets between $250 million and $350 million, 0.70% on assets between $350 million and $450 million and 0.75% on assets over $450 million.

The Subadvisory Agreement was initially approved by the Board (including all of the Trustees who are not “interested persons” of Rafferty or FPI, as defined under the 1940 Act) and the shareholders of each Fund, in compliance with the 1940 Act.  The Subadvisory Agreement provides that it will be in force for an initial two-year period and it must be approved each year thereafter by (1) a vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not “interested persons” of Rafferty, FPI or the Trust; and by (2) the majority vote of either the full Board or the vote of a majority of the outstanding shares of each Fund.  The Subadvisory Agreement automatically terminates on assignment and is terminable on not less than a 60-day written notice by Rafferty or a 90-day written notice by FPI.  Under the terms of the Advisory Agreement, Rafferty automatically becomes responsible for the obligations of FPI upon termination of the Subadvisory Agreement.

Under a service agreement (“Service Agreement”) between the Trust and FPI, the Trust may pay FPI an annualized fee of up to 0.40% based on the Funds’ average daily net assets attributable to FPI clients who are shareholders of a Fund and FPI may provide certain services.  FPI has advised the Trust that the fees paid under the Service Agreement are credited against advisory fees and program costs of FPI’s clients who are shareholders of the Funds.

Rafferty shall not be liable to the Trust or any shareholder for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, negligence or reckless disregard of the duties imposed upon it by its agreement with the Trust or for any losses that may be sustained in the purchase, holding or sale of any security.

FPI shall not be liable to the Trust or any shareholder for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, negligence or reckless disregard of the duties imposed upon it by its agreement with Rafferty or for any losses that may be sustained in the purchase, holding or sale of any security.

Pursuant to Section 17(j) of the 1940 Act and Rule 17j-1 thereunder, the Trust, Rafferty, FPI and the distributor have adopted Codes of Ethics (“Codes”).  These Codes permit portfolio managers and other access persons of the Funds to invest in securities that may be owned by the Funds, subject to certain restrictions.

Portfolio Manager

Mr. Jerry C. Wagner and Mr. Bruce Greig jointly serve as co-portfolio managers of the Funds.  In addition to the Funds, Mr. Wagner and Mr. Greig jointly manage the other accounts set forth below.  FPI provided the following information regarding the other accounts managed by the Funds’ portfolio managers, including the number of accounts, the total assets in those accounts and the categorization of the accounts as of August 31, 2007.

Other Accounts	Total Number of Accounts	Total Assets	Total Number of Accounts with Performance Based Fees	Total Assets of Accounts with Performance Based Fees
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	17,363	Approx. $607 million	0	$0

Because the other accounts listed above invest only in shares of mutual funds, FPI has not identified any material conflicts between the Funds and other accounts managed by Mr. Wagner and Mr. Greig.  However, actual or apparent conflicts of interest may arise in connection with the day-to-day management of the Funds and other accounts.  The management of the Funds and other accounts may result in unequal time and attention being devoted to the Funds and other accounts.  FPI’s management fees for the services it provides to other accounts varies and may be higher or lower than the subadvisory fees it receives from Rafferty.  This could create potential conflicts of interest in which the portfolio manager may appear to favor one investment vehicle over another resulting in an account paying higher fees or one investment vehicle out performing another.

As of August 31, 2007, the co-portfolio mangers’ compensation was paid by FPI and not the Funds.  Their compensation primarily consists of a fixed base salary and a bonus.  The co-portfolio mangers’ fixed base salary is reviewed periodically and may be increased based on consideration of various factors including, but not limited to, each manager’s experience, overall performance, and management responsibilities.  The amount of Mr. Wagner’s bonus is determined at the discretion of FPI while the amount of Mr. Greig’s bonus is determined by applying a formula against FPI’s adjusted net income.  Along with all other employees of FPI, the co-portfolio mangers may participate in the firm’s retirement plan where FPI may make matching contributions up to a defined percentage of their salary.  The co-portfolio managers’ salary, bonus, and retirement plan benefits are not based on the performance of the Funds or the value of assets held in the Funds’ portfolio.

As of August 31, 2007, Mr. Wagner beneficially owned the following dollar range of securities in the Funds.

Name of Fund	Dollar Range of Equity Securities in the Funds
	None	$1 - $10,000	$10,001 - $50,000	$50,001 - $100,000	$100,001 - $500,000	$500,001 - $1,000,000	Over $1 million
Managed Bond Fund				X
All-Cap Equity Fund					X
Large Cap Fund					X
Small Cap Fund					X
Total Return Fund				X

As of August 31, 2007, Mr. Greig beneficially owned the following dollar range of securities in the Funds.

Name of Fund	Dollar Range of Equity Securities in the Funds
	None	$1 - $10,000	$10,001 - $50,000	$50,001 - $100,000	$100,001 - $500,000	$500,001 - $1,000,000	Over $1 million
Managed Bond Fund		X
All-Cap Equity Fund		X
Large Cap Fund		X
Small Cap Fund		X
Total Return Fund		X

Proxy Voting Policies and Procedures

The Board has adopted proxy voting policies and procedures (“Proxy Policies”) wherein the Trust has delegated to Rafferty the responsibility for voting proxies relating to portfolio securities held by the Funds as part of their investment advisory services, subject to the supervision and oversight of the Board.  The Proxy Voting Policies of Rafferty are attached as Appendix A.  Notwithstanding this delegation of responsibilities, however, each Fund retains the right to vote proxies relating to its portfolio securities.  The fundamental purpose of the Proxy Policies is to ensure that each vote will be in a manner that reflects the best interest of the Fund and its shareholders, taking into account the value of the Funds’ investments.

More Information.  The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request by calling toll-free, 1-800-851-0511 or by accessing the SEC’s website at www.sec.gov.

Fund Administrator, Fund Accountant, Transfer Agent and Custodian

U.S. Bancorp Fund Services, LLC (“Administrator”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, provides administrative, fund accounting and transfer agent services to the Funds.  U.S. Bank, N.A., Custody Operations, 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin 53202, an affiliate of the Administrator, provides custodian services to the Funds.

Pursuant to an Administration Servicing Agreement (“Service Agreement”) between the Trust and the Administrator, the Administrator provides the Trust with administrative and management services (other than investment advisory services).  As compensation for these services, the Trust pays the Administrator a fee based on the Trust’s total average daily net assets of 0.045% on net assets or a minimum annual fee of $200,000 for the Fund Complex.  The Administrator also is entitled to certain out-of-pocket expenses.

The table below shows the amount of administrative and management service fees incurred by each of the following Funds to the Administrator for the fiscal periods shown.

Fiscal Period	Evolution Managed Bond Fund
Fiscal Year Ended August 31, 2007	$18,917
Fiscal Year Ended August 31, 2006	$18,639
Fiscal Year Ended August 31, 2005	$22,316

Fiscal Period	Evolution All-Cap Equity Fund
Fiscal Year Ended August 31, 2007	$32,072
Fiscal Year Ended August 31, 2006	$21,351
Fiscal Year Ended August 31, 2005	$24,329

Fiscal Period	Evolution Large Cap Fund
Fiscal Year Ended August 31, 2007	$22,349
January 31, 2006 – August 31, 2006	$11,845

Fiscal Period	Evolution Small Cap Fund
Fiscal Year Ended August 31, 2007	$17,197
January 27, 2006 to August 31, 2006	$10,791

Fiscal Period	Evolution Total Return Fund
Fiscal Year Ended August 31, 2007	$23,237
January 26, 2006 to August 31, 2006	$11,744

Pursuant to a Fund Accounting Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC (“Fund Accountant”), the Fund Accountant provides the Trust with accounting services, including portfolio accounting services, tax accounting services and furnishing financial reports.  For these services, the Trust pays the Fund Accountant a fee based on the Trust’s total average daily net assets of 0.03% and a minimum annual fee of $600,000 for the Fund Complex.  The Fund Accountant also is entitled to certain out-of-pocket expenses, including pricing expenses.

Pursuant to a Custodian Agreement, U.S. Bank, N.A. serves as the custodian of the Funds’ assets.  Under the terms of the Custodian Agreement, the Custodian holds and administers the assets in the Funds’ portfolios.  The Custodian receives an annual fee based on the Trust’s total average daily net assets of 0.0225% and a $1,000 minimum fee per fund.  The Custodian also is entitled to certain out-of-pocket expenses. U.S. Bank N.A. and/or its affiliates receive revenue from certain broker-dealers that may receive Rule 12b-1 fees or other payments from mutual funds in which certain of the Funds may invest.  In recognition of this revenue, certain of these Funds may receive a credit from U.S. Bank N.A. and/or its affiliates for fees otherwise payable by the Funds.

Distributor

Rafferty Capital Markets, LLC, 59 Hilton Avenue, Garden City, New York 11530, serves as the distributor (“Distributor”) in connection with the continuous offering of the Funds’ shares on a no-load basis.  The Distributor and participating dealers with whom it has entered into dealer agreements offer shares of the Funds as agents on a best efforts basis and are not obligated to sell any specific amount of shares.  For the fiscal year ended August 31, 2007, the Distributor received $90,000 as compensation from Rafferty for distribution services for the Trust.  Mr. Rafferty is an affiliated person of the Distributor.

Distribution Plan

Rule 12b-1 under the 1940 Act provides that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule.  The Trustees have adopted a Rule 12b-1 Plan of Distribution (“Plan”) for the Investor Class Shares of each Fund pursuant to which each Fund may pay certain expenses incurred in the distribution of the Investor Class Shares and the servicing and maintenance of existing shareholder accounts.  Pursuant to the Plan, a Fund may pay up to 0.25% of its Investor Class average daily net assets.  The Board of Trustees has also authorized the Funds to charge up to 0.15% of each Fund’s average Investor Class daily net assets to pay for shareholder services provided to Fund shareholders.  The Trust has entered into the Service Agreement with FPI, pursuant to which the Funds may pay an annualized fee of up to 0.40% to FPI.

The Plan was approved by the Trustees, including the Independent Trustees of the Funds.  In approving the Plan, the Trustees determined that there is a reasonable likelihood that the Plan will benefit the Funds and their shareholders.  The Trustees will review quarterly and annually a written report provided by the Treasurer of the amounts expended under the Plan and the purposes for which such expenditures were made.  The Distributor, as the Funds’ principal underwriter, Rafferty and the Subadviser may have a direct or indirect financial interest in the Plan or any related agreement.

The Plan permits payments to be made by each Fund to the distributor or other third parties for expenditures incurred in connection with the distribution of Fund shares to investors and the provision of certain shareholder services.  The distributor or other third parties are authorized to engage in advertising, the preparation and distribution of sales literature and other promotional activities on behalf of each Fund.  In addition, the Plan authorizes payments by each Fund to the distributor or other third parties for the cost related to selling or servicing efforts, preparing, printing and distributing Fund prospectuses, statements of additional information, and shareholder reports to investors.

The table below shows the amount of 12b-1 fees incurred and the allocation of such fees by each Fund for the fiscal year ended August 31, 2007.

Fund (Investor Class)	12b-1 fees incurred
Evolution Managed Bond Fund	$116,843
Evolution All-Cap Equity Fund	$267,921
Evolution Large Cap Fund	$149,342
Evolution Small Cap Fund	$94,704
Evolution Total Return Fund	$160,768

Fund	Advertising and Marketing	Printing and Postage	Payment to Distributor	Payment to Dealers	Compensation to Sales Personnel	Other Marketing Expenses
Evolution Managed Bond Fund	$ 0	$ 0	$ 0	$ 116,843	$ 0	$ 0
Evolution All-Cap Equity Fund	$ 0	$ 0	$ 0	$ 267,921	$ 0	$ 0
Evolution Large Cap Fund	$ 0	$ 0	$ 0	$ 149,342	$ 0	$ 0
Evolution Small Cap Fund	$ 0	$ 0	$ 0	$ 94,704	$ 0	$ 0
Evolution Total Return Fund	$ 0	$ 0	$ 0	$ 160,768	$ 0	$ 0

Independent Registered Public Accounting Firm

Ernst & Young LLP (“E&Y”), 233 S. Wacker Drive, Chicago, Illinois 60606, is the independent registered public accounting firm for the Trust.  The Financial Statements of the Funds for the fiscal year ended August 31, 2007 have been audited by E&Y and are incorporated by reference herein with reliance upon the report of said Firm, which is given upon their authority as experts in accounting and auditing.

DETERMINATION OF NET ASSET VALUE

The NAV per share of the Funds’ Investor Class is determined daily, Monday through Friday, as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally at 4:00 p.m. Eastern time), each day the NYSE is open for business.  The NYSE is not open on New Year’s Day, Presidents’ Day, Martin Luther King’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

A security listed or traded on an exchange, domestic or foreign, is valued at its last sales price on the principal exchange on which it is traded prior to the time when assets are valued.  If no sale is reported at that time, the mean of the last bid and asked prices is used.  Securities traded principally on the NASDAQ® Global Market for which quotations are readily available shall be valued using the NASDAQ® Official Closing Price (“NOCP”) provided by NASDAQ® each business day.  The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the “inside” bid and asked prices; in that case, NASDAQ® will adjust the price to equal the inside bid or asked price, whichever is closer.  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.

When market quotations for options and futures positions held by the Fund are readily available, those positions will be valued based upon such quotations.  Securities and other assets for which market quotations are not readily available, or for which Rafferty has reason to question the validity of quotations received, are valued at fair value by procedures adopted by the Board.

For purposes of determining NAV per share of the Funds, options and futures contracts are valued at the last sale prices of the exchanges on which they trade.  The value of a futures contract equals the unrealized gain or loss on the contract that is determined by marking the contract to the last sale price for a like contract acquired on the day on which the futures contract is being valued.  The value of options on futures contracts is determined based upon the last sale price for a like option acquired on the day on which the option is being valued.  A last sale price may not be used for the foregoing purposes if the market makes a limit move with respect to a particular instrument.

For valuation purposes, quotations of foreign securities or other assets denominated in foreign currencies are translated to U.S. dollar equivalents using the net foreign exchange rate in effect at the close of the stock exchange in the country where the security is issued.  Short-term debt instruments having a maturity of 60 days or less are valued at amortized cost, which approximates market value.  If the Board determines that the amortized cost method does not represent the fair value of the short-term debt instrument, the investment will be valued at fair value by procedures adopted by the Board.  U.S. government securities are valued at the mean between the closing bid and asked price provided by an independent third party pricing service (“Pricing Service”).

Other debt securities are valued by using the mean between the closing bid and asked price provided by the Pricing Service.  If the closing bid and asked price are not readily available, the Pricing Service may provide a price determined by a matrix pricing method, which is a mathematical technique used to value fixed-income securities without relying exclusively on quoted prices.  In the absence of market quotations or matrix-derived prices from the Pricing Service, the debt securities will be valued at fair value as determined in good faith by the Board.

OTC securities held by the Funds will be valued at the last sales price or, if no sales price is reported, the mean of the last bid and asked price is used.  The portfolio securities of the Funds that are listed on national exchanges are valued at the last sales price of such securities; if no sales price is reported, the mean of the last bid and asked price is used.  Dividend income and other distributions are recorded on the ex-dividend date.

Illiquid securities, securities for which reliable quotations or pricing services are not readily available, and all other assets not valued in accordance with the foregoing principles will be valued at their respective fair value as determined in good faith by, or under procedures established by, the Trustees, which procedures may include the delegation of certain responsibilities regarding valuation to Rafferty or the officers of the Trust.  The officers of the Trust report, as necessary, to the Trustees regarding portfolio valuation determinations.  The Trustees, from time to time, will review these methods of valuation and will recommend changes that may be necessary to assure that the investments of the Funds are valued at fair value.

For purposes of calculating their daily NAV, the Funds typically reflect changes in their holdings of portfolio securities on the first business day following a portfolio trade (commonly known as “T+1 accounting”).  However, each Fund is permitted to include same day trades when calculating its NAV (commonly referred to as “trade date accounting”) on days when the Fund receives substantial redemptions.  Such redemptions can result in an adverse impact on a Fund’s NAV when there is a disparity between the trade price and the closing price of the security.  Thus, a Fund’s use of trade date accounting is likely to lessen the impact of substantial redemptions on the Fund’s NAV.

REDEMPTIONS

Redemption In-Kind

The Trust has filed a notice of election under Rule 18f-1 of the 1940 Act which obligates the Funds to redeem shares for any shareholder for cash during any 90-day period up to $250,000 or 1% of the Funds’ NAV, whichever is less.  Any redemption beyond this amount also will be in cash unless the Trustees determine that further cash payments will have a material adverse effect on remaining shareholders.  In such a case, the Funds will pay all or a portion of the remainder of the redemption in portfolio instruments, valued in the same way as the Funds determine NAV.  The portfolio instruments will be selected in a manner that the Trustees deem fair and equitable.  A redemption in-kind is not as liquid as a cash redemption.  If a redemption is made in-kind, a shareholder receiving portfolio instruments could receive less than the redemption value thereof and could incur certain transaction costs.  Shareholders who receive futures contracts or options on futures contracts in connection with a redemption in-kind may be responsible for making any margin payments due on those contracts.

Redemptions by Telephone

Shareholders may redeem shares of the Funds by telephone.  When acting on verbal instructions believed to be genuine, the Trust, Rafferty, transfer agent and their trustees, directors, officers and employees are not liable for any loss resulting from a fraudulent telephone transaction request and the investor will bear the risk of loss.  In acting upon telephone instructions, these parties use procedures that are reasonably designed to ensure that such instructions are genuine, such as (1) obtaining some or all of the following information: account number, name(s) and social security number(s) registered to the account, and personal identification; (2) recording all telephone transactions; and (3) sending written confirmation of each transaction to the registered owner.  To the extent that the Trust, Rafferty, transfer agent and their trustees, directors, officers and employees do not employ such procedures, some or all of them may be liable for losses due to unauthorized or fraudulent transactions.

Receiving Payment

Payment of redemption proceeds will be made within seven days following the Funds’ receipt of your request (if received in good order as described below) for redemption.  For investments that have been made by check, payment on redemption requests may be delayed until the transfer agent is reasonably satisfied that the purchase payment has been collected by the Trust (which may require up to 10 calendar days).  To avoid redemption delays, purchases should be made by direct wire transfers.

A redemption request will be considered to be received in “good order” if:

●	The number or amount of shares and the class of shares to be redeemed and shareholder account number have been indicated;

●	Any written request is signed by a shareholder and by all co-owners of the account with exactly the same name or names used in establishing the account; and

●
The signatures on any written redemption request in excess of $100,000 have been guaranteed by a national bank, a state bank that is insured by the Federal Deposit Insurance Corporation, a trust company or by any member firm of the New York, American, Boston, Chicago, Pacific or Philadelphia Stock Exchanges.  Signature guarantees also will be accepted from savings banks and certain other financial institutions that are deemed acceptable by U.S. Bancorp Fund Services, LLC, as transfer agent, under its current signature guarantee program.

The right of redemption may be suspended or the date of payment postponed for any period during which (1) the NYSE is closed (other than customary weekend or holiday closings); (2) trading on the NYSE is restricted; (3) situations where an emergency exists as a result of which it is not reasonably practicable for a Fund fairly to determine the value of its net assets or disposal of the Fund’s securities is not reasonably practicable; or (4) the SEC has issued an order for the protection of a Fund’s shareholders.

Anti-Money Laundering

The Funds are required to comply with various federal anti-money laundering laws and regulations.  Consequently, the Funds may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Funds may be required to transfer the account or proceeds of the account to a government agency.  In addition, pursuant to the Funds’ Customer Identification Program, the Funds’ transfer agent will complete a thorough review of all new opening account applications and will not transact business with any person or entity whose identity cannot be adequately verified.

EXCHANGE PRIVILEGE

An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective NAVs as next determined following receipt by the Fund whose shares are being exchanged of (1) proper instructions and all necessary supporting documents; or (2) a telephone request for such exchange in accordance with the procedures set forth in the Prospectus and below.  Telephone requests for an exchange received by the Funds before 4:00 p.m. Eastern time will be effected at the close of regular trading on that day.  Requests for an exchange received after the close of regular trading will be effected on the NYSE’s next trading day.  Due to the volume of calls or other unusual circumstances, telephone exchanges may be difficult to implement during certain time periods.

The Trust reserves the right to reject any order to acquire its shares through exchange or otherwise to restrict or terminate the exchange privilege at any time.  In addition, the Trust may terminate this exchange privilege upon a 60-day notice.

SHAREHOLDER INFORMATION

Shareholder Information

Each share of a Fund gives the shareholder one vote in matters submitted to shareholders for a vote.  Each class of each Fund has equal voting rights, except that, in matters affecting only a particular class or series, only shares of that class or series are entitled to vote.  Share voting rights are not cumulative, and shares have no preemptive or conversion rights.  Shares are not transferable.  As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings.  Shareholder approval will be sought only for certain changes in a Trust’s or a Fund’s operation and for the election of Trustees under certain circumstances.  Trustees may be removed by the Trustees or by shareholders at a special meeting.  A special meeting of shareholders shall be called by the Trustees upon the written request of shareholders owning at least 10% of a Trust’s outstanding shares.

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

Dividends and Other Distributions

Net investment income and any realized net capital gains are distributed as described in the Prospectus under “Distributions and Taxes.”  All distributions from each Fund normally are automatically reinvested without charge in additional shares of that Fund.

Taxes

Regulated Investment Company Status.  Each Fund is treated as a separate corporation for federal tax purposes and intends to qualify as a regulated investment company (“RIC”) under Subchapter M of the Code.  If a Fund so qualifies and satisfies the Distribution Requirement (defined below) for a taxable year, it will not be subject to federal income tax on the part of its investment company taxable income (generally consisting of net investment income and the excess of net short-term capital gain over net long-term capital loss (“short-term capital gain”), all determined without regard to any deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders for that year.

To qualify for treatment as a RIC, a Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (“Distribution Requirement”) and must meet several additional requirements.  These requirements include the following:  (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities, or other income (including gains from options or futures) derived with respect to its business of investing in securities (“Income Requirement”); and (2) at the close of each quarter of the Fund’s taxable year, (i) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities, and (ii) not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer (collectively, “Diversification Requirements”).

Although each Fund intends to satisfy all the foregoing requirements, there is no assurance that a Fund will be able to do so.  The investment by a Fund primarily in options and futures positions entails some risk that it might fail to satisfy the Diversification Requirements.  There is some uncertainty regarding the valuation of such positions for purposes of those requirements; accordingly, it is possible that the method of valuation used by such other Funds, pursuant to which each of them would be treated as satisfying the Diversification Requirements, would not be accepted in an audit by the Internal Revenue Service, which might apply a different method resulting in disqualification of one or more of those Funds.

If a Fund failed to qualify for treatment as a RIC any taxable year, (1) it would be taxed on the full amount of its taxable income, including net capital gain, for that year at corporate income tax rates (up to 35%) without being able to deduct the distributions it makes to its shareholders; and (2) the shareholders would treat all those distributions, including distributions of net capital gain, as dividends (that is, ordinary income, except for the part of those dividends that is “qualified dividend income” (described in the Prospectus) (“QDI”) which is subject to a maximum federal income tax rate of 15%) to the extent of the Fund’s earnings and profits.  In addition, a Fund would be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

General.  If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.  Investors also should be aware that if shares are purchased shortly before the record date for any dividend or capital gain distribution, the shareholder will pay full price for the shares and receive some portion of the purchase price back as a taxable distribution.

Each Fund will be subject to a nondeductible 4% excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

Dividends a Fund distributes (including distributions of short-term capital gain), if any, are taxable to its shareholders as ordinary income (at rates up to 35% for individuals), except to the extent they constitute QDI regardless of whether the dividends are reinvested in Fund shares or received in cash.  Distributions of a Fund’s net capital gain, if any, are taxable to its shareholders as long-term capital gains, regardless of how long they have held their Fund shares and whether the distributions are reinvested in Fund shares or received in cash.  A shareholder’s sale (redemption) of Fund shares may result in a taxable gain, depending on whether the redemption proceeds are more or less than the adjusted basis for the shares.  An exchange of Fund shares for shares of another fund generally will have similar consequences.

Income from Foreign Securities.  Dividends and interest a Fund receives, and gains it realizes on foreign securities, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on its securities.  Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

Each Fund may invest in the stock of “passive foreign investment companies” (“PFICs”).  A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive; or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income.  Under certain circumstances, a Fund will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC or of any gain on disposition of the stock (collectively, “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders.  The balance of the PFIC income will be included in a Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.  Fund distributions thereof will not be eligible for the 15% maximum federal income tax rate on individuals’ QDI.

If a Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then, in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the QEF’s annual ordinary earnings and net capital gain -- which the Fund probably would have to distribute to satisfy the Distribution Requirement -- even if the Fund did not receive those earnings and gain from the QEF.  In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

Each Fund may elect to “mark-to-market” its stock in any PFIC.  “Marking-to-market,” in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the PFIC’s stock over a Fund’s adjusted basis therein as of the end of that year.  Pursuant to the election, a Fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election.  A Fund’s adjusted basis in each PFIC’s stock with respect to which it makes this election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

Gains or losses (1) from the disposition of foreign currencies; (2) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security; and (3) that are attributable to fluctuations in exchange rates that occur between the time a Fund accrues dividends, interest or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss.  These gains or losses will increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders.

Derivatives Strategies.  The use of derivatives strategies, such as writing (selling) and purchasing options and futures contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection therewith.  Gains from options and futures contracts a Fund derives with respect to its business of investing in securities will be qualifying income under the Income Requirement.

“Nonequity options” (i.e., certain listed options, such as those on “broad-based” stock indices) and futures in which the Funds may invest may be “section 1256 contracts.”  Section 1256 contracts that a Fund holds at the end of each taxable year, other than section 1256 contracts that are part of a “mixed straddle” with respect to which a Fund has made an election not to have the following rules apply, must be “marked-to-market” (that is, treated as sold for their fair market value) for Federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized.  60 percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss.  Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.

Code section 1092 (dealing with straddles) also may affect the taxation of options and futures contracts in which the Funds may invest.  That section defines a “straddle” as offsetting positions with respect to actively traded personal property; for these purposes, options and futures contracts are positions in personal property.  Under that section any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle.  In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above.  The regulations under section 1092 also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles.  If a Fund makes certain elections, the amount, character, and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made.  Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to the Funds of straddle transactions are not entirely clear.

If a call option written by a Fund lapses (i.e., terminates without being exercised), the amount of the premium it received for the option will be short-term capital gain.  If a Fund enters into a closing purchase transaction with respect to a written call option, it will have a short-term capital gain or loss based on the difference between the premium it received for the option it wrote and the premium it pays for the option it buys.  If such an option is exercised and a Fund thus sells the securities or futures contract subject to the option, the premium the Fund received will be added to the exercise price to determine the gain or loss on the sale.  If a call option purchased by a Fund lapses, it will realize short-term or long-term capital loss, depending on its holding period for the security or futures contract subject thereto.  If a Fund exercises a purchased call option, the premium it paid for the option will be added to the basis of the subject securities or futures contract.

If a Fund has an “appreciated financial position” -- generally, an interest (including an interest through an option, futures contract or short sale) with respect to any stock, debt instrument (other than “straight debt”) or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a “constructive sale” of the position, a Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time.  A constructive sale generally consists of a short sale, an offsetting notional principal contract, or a futures contract a Fund or a related person enters into with respect to the same or substantially identical property.  In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale.  The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is a Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

The foregoing is only a general summary of some of the important federal income tax considerations generally affecting the Funds.  No attempt is made to present a complete explanation of the federal tax treatment of the Funds’ and their shareholder activities, and this discussion is not intended as a substitute for careful tax planning.  Accordingly, potential investors are urged to consult their own tax advisers for more detailed information and for information regarding any state, local or foreign taxes applicable to the Funds and to distributions therefrom.

FINANCIAL STATEMENTS

The financial statements for the Funds for the fiscal year ended August 31, 2007, are herein incorporated by reference to the Funds’ Annual Report to Shareholders dated August 31, 2007.  To receive a copy of the Annual or Semi-Annual Reports to shareholders, without charge, write to or call the Trust at the address or telephone number listed above.

Appendix A

Description of Corporate Bond Ratings

Moody’s Investors Service and Standard and Poor’s Corporation are two prominent independent rating agencies that rate the quality of bonds.  Following are expanded explanations of the ratings shown in the Prospectus and this SAI.

Moody’s Investors Service Ratings

Aaa: Bonds with this rating are judged to be of the best quality.  They carry the smallest degree of investment risk.  Interest payments are protected by a large or exceptionally stable margin and principal is secure.

Aa: Bonds with this rating are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude.

A: Bonds with this rating possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds with this rating are considered as medium grade obligations, i.e.; they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds with this rating are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds with this rating generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds with this rating are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds with this rating represent obligations which are speculative to a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds with this rating are the lowest rated class of bonds. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

A-1

Generally, investment-grade debt securities are those rated Baa3 or better by Moody’s.

Standard & Poor’s Corporation Ratings

AAA: This rating is the highest rating assigned by Standard & Poor’s and is indicative of a very strong capacity to pay interest and repay principal.

AA: This rating indicates a very strong capacity to pay interest and repay principal and differs from the higher rated issues only by a small degree.

A: This rating indicates a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: This rating indicates an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC: These ratings indicate, on balance, a predominantly speculative capacity of the issuer to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: This rating is reserved for income bonds on which no interest is being paid.

D: This rating indicates debt in default, and payment of interest and/or repayment of principal are in arrears.

The ratings from AA to B may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories, for example A or B+.

Generally, investment-grade debt securities are those rated BBB or better by Standard & Poor’s.

A-2

APPENDIX B

Direxion Funds
Proxy Voting Policies and Procedures

The Direxion Funds have adopted the following guidelines (the “Guidelines”) pursuant to which the Funds’ investment adviser, Rafferty Asset Management (“RAM”), in the absence of special circumstances, generally shall vote proxies.  These Guidelines are designed to reasonably ensure that proxies are voted in the best interest of the shareholders of the Funds.

I.    Duty to Vote Proxies

RAM views seriously its responsibility to exercise voting authority over securities that are owned by the Funds.

A.  It is the policy of RAM to review each proxy statement on an individual basis and to vote exclusively with the goal to best serve the financial interests of the Funds’ shareholders.

B.To document that proxies are being voted, RAM will keep a record reflecting when and how each proxy is voted. RAM will keep and maintain such records consistent with the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (“Advisers Act”), and other applicable regulations. RAM will make its proxy voting history and policies and procedures available to shareholders upon request.  The proxy voting history and policies and procedures will be available via our website, www.direxionfunds.com, or in written form. If requested in written form, the proxy voting history and policies and procedures shall be sent to a shareholder within three business days of such a request.  To request a written copy, shareholders, or their agents, may contact RAM at (800) 851-0511 or by writing to the Funds at P.O. Box 1993, Milwaukee, Wisconsin 53201.

II.    Guidelines for Voting Proxies

RAM will generally vote proxies so as to promote the long-term economic value of the underlying securities, and generally will follow the Guidelines provided below.  Each proxy proposal should be considered on its own merits, and an independent determination will be made whether to support or oppose management’s position.  RAM believes that the recommendation of management should be given substantial weight, but RAM will not support management proposals that may be detrimental to the underlying financial value of a stock.

The Direxion Funds portfolio management department will be responsible for administrating and overseeing the proxy voting process.

The Guidelines set forth below deal with the two basic categories of proxy proposals.  While they are not exhaustive, they do provide a good indication of RAM’s general approach to a wide range of issues.

RAM usually will oppose proposals that dilute the economic interest of shareholders, reduce shareholders’ voting rights, or otherwise limit their authority. Proxies will be voted in what is believed to be in the fund shareholders’ best interest and not necessarily always with management.  Each situation is considered individually within the general guidelines.  Routine proposals normally are voted based on the recommendation of the issuer’s management.  Non-routine proposals that could meaningfully impact the position of existing shareholders are given special consideration and voted in a manner that is believed to support the interests of the funds’ shareholders.

B-1

1.  Routine Proposals

Routine proposals are those that do not propose to change the structure, bylaws, or operations of the corporation to the detriment of the shareholders.  Given the routine nature of these proposals, proxies will nearly always be voted with management. Traditionally, routine proposals include:

●	Approval of auditors
●	Election of directors and officers of the corporation
●	Indemnification provisions for directors
●	Liability limitations of directors
●	Name changes
●	Declaring stock splits
●	Elimination of preemptive rights
●	Incentive compensation plans
●	Changing the date and/or the location of the annual meetings
●	Minor amendments to the articles of incorporation
●	Employment contracts between the company and its executives and remuneration for directors
●	Automatic dividend reinvestment plans
●	Retirement plans, pensions plans and profit sharing plans, creation of and amendments thereto

2.  Non-Routine Proposals

These proposals are more likely to affect the structure and operations of the corporation and, therefore, will have a greater impact on the value of the stock.  The portfolio voting the proxy will review each issue in this category on a case-by-case basis.  RAM will be especially critical of lavish executive compensation and highly priced merger acquisition proposals, which would tend to lower future corporate earnings potential.

Non-routine proposals typically include:

●	Mergers and acquisitions
●	Restructuring
●	Re-incorporation or formation
●	Changes in capitalization
●	Increase or decrease in number of directors
●	Increase or decrease in preferred stock
●	Increase or decrease in common stock
●	Stock option plans or other compensation plans
●	Social issues
●	Poison pills
●	Golden parachutes
●	Greenmail
●	Supermajority voting
●	Board classification without cumulative voting
●	Confidential voting

B-2

RAM will typically accept management’s recommendations on shareholder proposed social issues, since it does not have the means to either evaluate the economic impact of such proposals, or determine a consensus among shareholders’ social and political viewpoints.

III.  Conflicts of Interests

RAM and affiliated companies’ business lines, limited to that of investment advisor to mutual funds and retail broker/dealer, preclude any potential material conflicts of interests between RAM and Direxion Funds’ shareholders. Neither RAM, nor its affiliates underwrite securities or own stock shares.

IV.  Recordkeeping and Reporting

RAM is required to maintain records of proxies voted pursuant to Section 204(2) of the Advisers Act and Rule 204-2(c) thereunder.  RAM will maintain and make available to fund shareholders for review a copy of its proxy voting policies and procedures, a record of each vote cast, and each written and verbal shareholder request for proxy voting records.  In addition, RAM will maintain appropriate proxy voting records for the Funds in compliance with applicable regulations under the Investment Company Act of 1940, as amended.

Proxy voting books and records are maintained by RAM for five years, the first two years can be accessed via the Funds’ website, www.direxionfunds.com, or requested in written form.  If requested in written form, the proxy voting history and policies and procedures shall be sent to a shareholder within three business days of such a request.  To request a written copy, shareholders, or their agents, may contact RAM at (800) 851-0511 or by writing to the Funds at P.O. Box 1993, Milwaukee, Wisconsin 53201. A copy of the twelve-month voting history of the Funds will be made available on the SEC’s website at http://www.sec.gov beginning August 1, 2004 for the twelve-month period beginning July 1, 2003, in accordance with applicable regulations under the 1940 Act.

Effective July 1, 2003

B-3

DIREXION FUNDS

PSI Calendar Effects Fund
PSI Core Strength Fund
PSI Macro Trends Fund
PSI Total Return Fund

STATEMENT OF ADDITIONAL INFORMATION

33 Whitehall Street, 10th Floor
New York, New York  10004

(800) 851-0511

The Direxion Funds (the “Trust”) is a management investment company, or mutual fund, which offers a variety of investment portfolios to the public.  This Statement of Additional Information (“SAI”) relates to the Investor Class of the PSI Calendar Effects Fund (the “Calendar Effects Fund”), the PSI Core Strength Fund (the “Core Strength Fund”), the PSI Macro Trends Fund (the “Macro Trends Fund”) and the PSI Total Return Fund (the “Total Return Fund”) (each a “Fund” and collectively, the “Funds”).

This SAI dated December 28, 2007 is not a prospectus.  It should be read in conjunction with the Funds’ Prospectus dated December 28, 2007.  This SAI is incorporated by reference into the Funds’ Prospectus.  In other words, it is legally part of the Funds’ Prospectus.

To receive a copy of the Prospectus, without charge, write or call the Trust at the address or telephone number listed above.

Dated:  December 28, 2007

Page

THE DIREXION FUNDS	1

CLASSIFICATION OF THE FUND	1

INVESTMENT POLICIES AND TECHNIQUES	1

American Depositary Receipts (“ADRs”)	1
Bank Obligations	2
Corporate Debt Securities	2
Equity Securities	3
Foreign Securities	3
Illiquid Investments and Restricted Securities	4
Indexed Securities	5
Mortgage-Backed Securities	6
Options, Futures and Other Strategies	7
Other Investment Companies	12
Repurchase Agreements	12
Reverse Repurchase Agreements	13
Short Sales	13
Swap Agreements	13
U.S. Government Securities	14
Other Investment Risks and Practices	15

INVESTMENT RESTRICTIONS	16

PORTFOLIO TRANSACTIONS AND BROKERAGE	18

PORTFOLIO HOLDINGS INFORMATION	19

MANAGEMENT OF THE TRUST	20

Trustees and Officers	20
Principal Shareholders, Control Persons and Management Ownership	25
Investment Adviser and Subadviser	27
Portfolio Manager	29
Proxy Voting Policies and Procedures	30
Fund Administrator, Fund Accountant and Custodian	31
Distributor	32
Distribution Plan	32
Independent Registered Public Accounting Firm	33

DETERMINATION OF NET ASSET VALUE	33

REDEMPTIONS	34

Redemption In-Kind	34
Redemptions by Telephone	34
Receiving Payment	35
Anti-Money Laundering	35

EXCHANGE PRIVILEGE	36

SHAREHOLDER INFORMATION	36

i

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES	36

Dividends and Other Distributions	36
Taxes	36

FINANCIAL STATEMENTS	40

APPENDIX A	A-1

APPENDIX B	B-1

ii

THE DIREXION FUNDS

The Trust is a Massachusetts business trust organized on June 6, 1997 and is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”).  The Trust currently consists of numerous separate series, four of which are offered in this SAI.  Effective April 28, 2006, the Trust changed its name to the Direxion Funds.  Prior to that date, the Trust was known as the Potomac Funds.

This SAI relates only to the Calendar Effects Fund, the Core Strength Fund, the Macro Trends Fund and the Total Return Fund of the Direxion Funds.  The Funds currently offer Investor Class shares.

CLASSIFICATION OF THE FUND

Each Fund is a “non-diversified” series of the Trust pursuant to the 1940 Act.  Each Fund is considered “non-diversified” because a relatively high percentage of its assets may be invested in the securities of a limited number of issuers.  To the extent that the Funds assume large positions in the securities of a small number of issuers, a Fund’s net asset value (“NAV”) may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market’s assessment of the issuers, and a Fund may be more susceptible to any single economic, political or regulatory occurrence than a diversified company.

Each Fund’s classification as a “non-diversified” investment company means that the proportion of its assets that may be invested in the securities of a single issuer is not limited by the 1940 Act.  Each Fund, however, intends to meet certain diversification standards at the end of each quarter of its taxable year.

INVESTMENT POLICIES AND TECHNIQUES

Each Fund may engage in the investment strategies discussed below.  There is no assurance that any of these strategies or any other strategies and methods of investment available to a Fund will result in the achievement of its objective.

American Depositary Receipts (“ADRs”)

Each Fund may invest in ADRs and sell ADRs short.  ADRs are U.S. dollar-denominated receipts representing interests in the securities of a foreign issuer, which securities may not necessarily be denominated in the same currency as the securities into which they may be converted.  ADRs are receipts typically issued by U.S. banks and trust companies that evidence ownership of underlying securities issued by a foreign corporation.  ADRs include ordinary shares and New York shares (shares issued by non-U.S. companies that are listed on a U.S. securities exchange).  ADRs may be purchased through “sponsored” or “unsponsored” facilities.  A sponsored facility is established jointly by the issuer of the underlying security and a depository, whereas a depository may establish an unsponsored facility without participation by the issuer of the depository security.  Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities.  ADRs are not necessarily denominated in the same currency as the underlying securities to which they may be connected.  Generally, ADRs in registered form are designed for use in the U.S. securities market and ADRs in bearer form are designed for use outside the United States.  For investment purposes, ADRs are not considered to be foreign securities by the Funds.

1

Bank Obligations

Money Market Instruments.  Each Fund may invest in bankers’ acceptances, certificates of deposit, demand and time deposits, savings shares and commercial paper of domestic banks and savings and loans that have assets of at least $1 billion and capital, surplus, and undivided profits of over $100 million as of the close of their most recent fiscal year, or instruments that are insured by the Bank Insurance Fund or the Savings Institution Insurance Fund of the Federal Deposit Insurance Corporation (“FDIC”).  Each Fund also may invest in high quality, short-term, corporate debt obligations, including variable rate demand notes, having a maturity of one year or less.  Because there is no secondary trading market in demand notes, the inability of the issuer to make required payments could impact adversely a Fund’s ability to resell when it deems advisable to do so.

Bankers’ Acceptances.  Bankers’ acceptances generally are negotiable instruments (time drafts) drawn to finance the export, import, domestic shipment or storage of goods.  They are termed “accepted” when a bank writes on the draft its agreement to pay it at maturity, using the word “accepted.”  The bank is, in effect, unconditionally guaranteeing to pay the face value of the instrument on its maturity date.  The acceptance may then be held by the accepting bank as an asset, or it may be sold in the secondary market at the going rate of interest for a specified maturity.

Certificates of Deposit (“CDs”).  The FDIC is an agency of the U.S. government that insures the deposits of certain banks and savings and loan associations up to $100,000 per deposit.  The interest on such deposits may not be insured to the extent this limit is exceeded.  Current federal regulations also permit such institutions to issue insured negotiable CDs in amounts of $100,000 or more without regard to the interest rate ceilings on other deposits.  To remain fully insured, these investments must be limited to $100,000 per insured bank or savings and loan association.

Commercial Paper.  Commercial paper includes notes, drafts or similar instruments payable on demand or having a maturity at the time of issuance not exceeding nine months, exclusive of days of grace or any renewal thereof.  The Fund may invest in commercial paper rated A-l or A-2 by Standard & Poor’s® (“S&P®”) or Prime-1 or Prime-2 by Moody’s Investors Service®, Inc. (“Moody’s”), and in other lower quality commercial paper.

Corporate Debt Securities

Each Fund intends to limit its investments in corporate debt securities to short-term, high quality investment grade securities.  Investment grade corporate bonds are those rated BBB or better by S&P® or Baa or better by Moody’s.  Securities rated BBB by S&P® are considered investment grade, but Moody’s considers securities rated Baa to have speculative characteristics.

Corporate debt securities are fixed-income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies.  Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status.  Commercial paper has the shortest term and is usually unsecured.

The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations.  Corporate debt may be rated investment grade or below investment grade and may carry variable or floating rates of interest.  Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles.  For example, commercial paper issued by a large established domestic corporation that is rated investment-grade may have a modest return on principal, but carries relatively limited risk.  On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

Corporate debt securities carry both credit risk and interest rate risk.  Credit risk is the risk that a Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due.  Some corporate debt securities that are rated below investment-grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.  The credit risk of a particular issuer’s debt security may vary based on its priority for repayment.  For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities.  This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities.  In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities.  Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise.  In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.

Equity Securities

Each Fund may invest in common stock, convertible securities, preferred stock, warrants or other equity securities when consistent with its objective.

Common Stocks.  Each Fund may invest in common stocks.  Common stocks represent the residual ownership interest in the issuer and are entitled to the income and increase in the value of the assets and business of the entity after all of its obligations and preferred stock are satisfied.  Common stocks generally have voting rights.  Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Preferred Stock.  Each Fund may invest in preferred stock.  A preferred stock blends the characteristics of a bond and common stock.  It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer’s growth may be limited.  Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors if the issuer is dissolved.  Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

Warrants and Rights.  Each Fund may purchase warrants and rights, which are instruments that permit a Fund to acquire, by subscription, the capital stock of a corporation at a set price, regardless of the market price for such stock.  Warrants may be either perpetual or of limited duration, but they usually do not have voting rights or pay dividends.  The market price of warrants is usually significantly less than the current price of the underlying stock.  Thus, there is a greater risk that warrants might drop in value at a faster rate than the underlying stock.

Foreign Securities

Each Fund may have exposure to foreign securities through investments in foreign companies, stock index futures contracts, options on stock index futures contracts and options on securities and on stock indices.

Investing in foreign securities carries political and economic risks distinct from those associated with investing in the United States.  Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on or delays in the removal of funds or other assets of a fund, political or financial instability or diplomatic and other developments that could affect such investments.  Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or to convert currency into U.S. dollars.  There may be a greater possibility of default by foreign governments or foreign-government sponsored enterprises.  Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest or adverse diplomatic developments.

3

Illiquid Investments and Restricted Securities

Each Fund may purchase and hold illiquid investments.  Each Fund will not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets (taken at current value) would be invested in investments that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.  This policy does not include restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (“1933 Act”), which the Trust’s Board of Trustees (“Board” or “Trustees”) or Rafferty Asset Management, LLC (“Rafferty”), the Funds’ investment adviser, has determined under Board-approved guidelines are liquid.  The Funds, however, do not currently anticipate investing in such restricted securities.

The term “illiquid investments” for this purpose means investments that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the investments.  Investments currently considered to be illiquid include:  (1) repurchase agreements not terminable within seven days; (2) securities for which market quotations are not readily available; (3) over-the-counter (“OTC”) options and their underlying collateral; (4) bank deposits, unless they are payable at principal amount plus accrued interest on demand or within seven days after demand; (5) restricted securities not determined to be liquid pursuant to guidelines established by the Board; and (6) in certain circumstances, securities involved in swap, cap, floor or collar transactions.  The assets used as cover for OTC options written by the Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement.  The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

Each Fund may not be able to sell illiquid investments when Rafferty and/or Portfolio Strategies, Inc. (“PSI” or “Subadviser”), as applicable, considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were liquid.  (Collectively, Rafferty and PSI are referred to herein as “Advisers” in certain circumstances.)  In addition, the sale of illiquid investments may require more time and result in higher dealer discounts and other selling expenses than does the sale of investments that are not illiquid.  Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and investment in illiquid investments may have an adverse impact on NAV.

Rule 144A establishes a “safe harbor” from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers.  Institutional markets for restricted securities that have developed as a result of Rule 144A provide both readily ascertainable values for certain restricted securities and the ability to liquidate an investment to satisfy share redemption orders.  An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by a Fund, however, could affect adversely the marketability of such portfolio securities and a Fund may be unable to dispose of such securities promptly or at reasonable prices.

4

Indexed Securities

Each Fund may purchase indexed securities, which are securities the value of which varies positively or negatively in relation to the value of other securities, securities indices or other financial indicators, consistent with its investment objective.  Indexed securities may be debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.  Recent issuers of indexed securities have included banks, corporations and certain U.S. government agencies.

The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed and also may be influenced by interest rate changes in the United States and abroad.  At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates.  Indexed securities may be more volatile than the underlying instruments.  Certain indexed securities that are not traded on an established market may be deemed illiquid.  See “Illiquid Investments and Restricted Securities” above.

Each Fund may invest in Standard & Poor’s Depositary Receipts® (“SPDRs®”).  SPDRs® represent ownership in the SPDR Trust, a unit investment trust that holds a portfolio of common stocks designed to track the price performance and dividend yield of the Standard & Poor’s 500 Composite Stock Price IndexTM (“S&P 500® Index”) and whose shares trade on the American Stock Exchange® (“AMEX®”).  The value of SPDRs® fluctuates in relation to changes in the value of the underlying portfolio of common stocks.  The market price of SPDRs®, however, may not be equivalent to the pro rata value of the S&P 500® Index.  SPDRs® are subject to the risks of an investment in a broadly based portfolio of common stocks.

Each Fund may invest in DIAMONDS®.  DIAMONDS® represent an investment in a unit investment trust (“DIAMONDS Trust”) that owns shares in proportion to the weightings of the stocks comprising the Dow Jones Industrial AverageSM (“DJIA®”).  The DIAMONDS Trust is structured so that its shares trade at approximately 1/100 (one one-hundredth) of the value of the DJIA®.  The DIAMONDS Trust’s shares trade on the AMEX®.  An investment in DIAMONDS® is subject to risks similar to those of other diversified stock portfolios, including market volatility and that the general level of stock prices may decline.  Although DIAMONDS® are designed to provide investment results that generally correspond to the price and yield performance of the DJIA®, the DIAMONDS Trust may not be able to exactly replicate the performance of the DJIA® because of trust expenses and other factors.

Each Fund may invest in NASDAQ-100 Index Tracking Stock® (“QQQQs®”).  QQQQs® represent ownership in the NASDAQ-100 Trust®, a unit investment trust that holds a portfolio of common stocks designed to track the price performance and dividend yield of the NASDAQ-100 Index® (“NASDAQ-100®”) and whose shares trade on the AMEX®.  The value of the QQQQs® fluctuates in relation to changes in the value of the underlying portfolio of common stocks.  The market price of QQQQs®, however, may not be equivalent to the pro rata value of the NASDAQ-100®.  QQQQs® are subject to the risks of an investment in a broadly based portfolio of common stocks.

Investments in SPDRs®, DIAMONDS® and QQQQs® are considered investments in other investment companies discussed below.

5

Mortgage-Backed Securities

Each Fund may invest in mortgage-backed securities.  A mortgage-backed security is a type of pass-through security, which is a security representing pooled debt obligations repackaged as interests that pass income through an intermediary to investors.  In the case of mortgage-backed securities, the ownership interest is in a pool of mortgage loans.

Mortgage-backed securities are most commonly issued or guaranteed by the Government National Mortgage Association (“Ginnie Mae®”), Federal National Mortgage Association (“Fannie Mae©”) or Federal Home Loan Mortgage Corporation (“Freddie Mac©”), but may also be issued or guaranteed by other private issuers. Ginnie Mae® is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development.  It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities.  Fannie Mae© is a publicly owned, government-sponsored corporation that mostly packages mortgaged backed by the Federal Housing Administration, but also sells some non-governmentally backed mortgages.  Pass-through securities issued by Fannie Mae© are guaranteed as to timely payment of principal and interest only by Fannie Mae©. The Freddie Mac© is a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provide certain guarantees.  The corporation’s stock is owned by savings institutions across the United States and is held in trust by the Federal Home Loan Bank System.  Pass-through securities issued by the Freddie Mac© are guaranteed as to timely payment of principal and interest only by the Freddie Mac©.

Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. government.  The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities.  Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool.

Collateralized mortgage obligations (“CMOs”) are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as “Mortgage Assets”).  Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references in this section to CMOs include multi-class pass-through securities.  Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid.  Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis.  The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways.  Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities.  The Funds will only invest in SMBS that are obligations backed by the full faith and credit of the U.S. government. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets.  A Fund will only invest in SMBS whose mortgage assets are U.S. government obligations.  A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal.  If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities.  The market value of any class which consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

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Investment in mortgage-backed securities poses several risks, including among others, prepayment, market and credit risk.  Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment’s average life and perhaps its yield.  Whether a mortgage loan is prepaid is almost entirely controlled by the borrower.  Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise.  Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.  Market risk reflects the risk that the price of a security may fluctuate over time.  The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue.  In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a Fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.  Credit risk reflects the risk that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations.  Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government.  The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions.  With respect to Ginnie Mae® certificates, although Ginnie Mae® guarantees timely payment even if homeowners delay or default, tracking the “pass-through” payments may, at times, be difficult.

Options, Futures and Other Strategies

General.  Each Fund may use certain options (traded on an exchange and OTC, or otherwise), futures contracts (sometimes referred to as “futures”) and options on futures contracts (collectively, “Financial Instruments”) as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of a Fund’s position, to create a synthetic money market position, for certain tax-related purposes and to effect closing transactions.

The use of Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission (“CFTC”).  In addition, each Fund’s ability to use Financial Instruments will be limited by tax considerations.  See “Dividends, Other Distributions and Taxes.”  Pursuant to a claim for exemption filed with the National Futures Association on behalf of each Fund, a Fund is not deemed to be a commodity pool operator or a commodity pool under the Commodity Exchange Act and is not subject to registration or regulation as such under the Commodity Exchange Act.

In addition to the instruments, strategies and risks described below and in the Prospectus, the Advisers may discover additional opportunities in connection with Financial Instruments and other similar or related techniques.  These new opportunities may become available as the Advisers develop new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed.  The Advisers may utilize these opportunities to the extent that they are consistent with a Fund’s investment objective and permitted by a Fund’s investment limitations and applicable regulatory authorities.  The Funds’ Prospectus or this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

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Special Risks.  The use of Financial Instruments involves special considerations and risks, certain of which are described below.  Risks pertaining to particular Financial Instruments are described in the sections that follow.

(1)   Successful use of most Financial Instruments depends upon the Advisers’ ability to predict movements of the overall securities markets, which requires different skills than predicting changes in the prices of individual securities.  The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to distortion.  Due to the possibility of distortion, a correct forecast of stock market trends by Rafferty and/or the Subadviser may still not result in a successful transaction.  The Advisers may be incorrect in its expectations as to the extent of market movements or the time span within which the movements take place that, thus, may result in the strategy being unsuccessful.

(2)   Options and futures prices can diverge from the prices of their underlying instruments.  Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way.  Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, and from imposition of daily price fluctuation limits or trading halts.

(3)   As described below, each Fund might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (e.g., Financial Instruments other than purchased options).  If a Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured.  These requirements might impair the Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.  A Fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position.  Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to a Fund.

(4)   Losses may arise due to unanticipated market price movements, lack of a liquid secondary market for any particular instrument at a particular time or due to losses from premiums paid by a Fund on options transactions.

Cover.  Transactions using Financial Instruments, other than purchased options, expose the Funds to an obligation to another party.  Each Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities or other options or futures contracts or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above.  The Funds will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian, U.S. Bank, N.A. (“Custodian”), in the prescribed amount as determined daily.

Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets.  As a result, the commitment of a large portion of a Fund’s assets as cover or held in accounts could impede portfolio management or a Fund’s ability to meet redemption requests or other current obligations.

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Options.  The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment and general market conditions.  Options that expire unexercised have no value.  Options currently are traded on the Chicago Board Options Exchange® (“CBOE®”), the AMEX® and other exchanges, as well as the OTC markets.

By buying a call option on a security, a Fund has the right, in return for the premium paid, to buy the security underlying the option at the exercise price.  By writing (selling) a call option and receiving a premium, a Fund becomes obligated during the term of the option to deliver securities underlying the option at the exercise price if the option is exercised.  By buying a put option, a Fund has the right, in return for the premium, to sell the security underlying the option at the exercise price.  By writing a put option, a Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price.

Because options premiums paid or received by a Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

Each Fund may effectively terminate its right or obligation under an option by entering into a closing transaction.  For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction.  Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction.  Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

Risks of Options on Securities.  Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction.  In contrast, OTC options are contracts between a Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee.  Thus, when a Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option.  Failure by the counterparty to do so would result in the loss of any premium paid by a Fund as well as the loss of any expected benefit of the transaction.

Each Fund’s ability to establish and close out positions in exchange-traded options depends on the existence of a liquid market.  However, there can be no assurance that such a market will exist at any particular time.  Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists.  There can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration.  In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit.  The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options on Indices.  An index fluctuates with changes in the market values of the securities included in the index.  Options on indices give the holder the right to receive an amount of cash upon exercise of the option.  Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than (in the case of a call) or less than (in the case of put) the exercise price of the option.  Some stock index options are based on a broad market index such as the S&P 500® Index, the NYSE Composite Index or the AMEX Major Market Index, or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index.

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The exchanges have established limitations governing the maximum number of call or put options on the same index that may be bought or written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers).  Under these limitations, option positions of all investment companies advised by Rafferty are combined for purposes of these limits.  Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions.  These positions limits may restrict the number of listed options that a Fund may buy or sell.

Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts.  When a Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from a Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call.  The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total value for each point of such difference.  When a Fund buys a call on an index, it pays a premium and has the same rights to such call as are indicated above.  When a Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund’s exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls.  When a Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require a Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price.

Risks of Options on Indices.  If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change.  If such a change causes the exercised option to fall out-of-the-money, a Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

OTC Options.  Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract.  While this type of arrangement allows a Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Futures Contracts and Options on Futures Contracts.  A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified security on the expiration date of the contract.  An index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made.  No physical delivery of the underlying securities in the index is made.

When a Fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time during the term of the option.  If a Fund writes a call, it assumes a short futures position.  If it writes a put, it assumes a long futures position.  When a Fund purchases an option on a futures contract, it acquires the right in return for the premium it pays to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

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Whether a Fund realizes a gain or loss from futures activities depends upon movements in the underlying security or index.  The extent of a Fund’s loss from an unhedged short position in futures contracts or from writing unhedged call options on futures contracts is potentially unlimited.  A Fund only purchases and sells futures contracts and options on futures contracts that are traded on a U.S. exchange or board of trade.

No price is paid upon entering into a futures contract.  Instead, at the inception of a futures contract a Fund is required to deposit “initial margin” in an amount generally equal to 10% or less of the contract value.  Margin also must be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules.  Unlike margin in securities transactions, initial margin does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a Fund at the termination of the transaction if all contractual obligations have been satisfied.  Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures commission merchant daily as the value of the futures position varies, a process known as “marking-to-market.”  Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund’s obligations to or from a futures commission merchant.  When the Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk.  In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements.  If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions in options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold.  Positions in futures and options on futures contracts may be closed only on an exchange or board of trade that provides a secondary market.  However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time.  In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit.  Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses.  A Fund would continue to be subject to market risk with respect to the position.  In addition, except in the case of purchased options, a Fund would continue to be required to make daily variation margin payments and might be required to maintain cash or liquid assets in an account.

Risks of Futures Contracts and Options Thereon.  The ordinary spreads between prices in the cash and futures markets (including the options on futures markets), due to differences in the natures of those markets, are subject to the following factors, which may create distortions.  First, all participants in the futures market are subject to margin deposit and maintenance requirements.  Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationships between the cash and futures markets.  Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery.  To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion.  Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market.  Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

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Combined Positions.  Each Fund may purchase and write options in combination with each other.  For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract.  Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase.  Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Other Investment Companies

Each Fund may invest in the securities of other investment companies.  Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses.  By investing in another investment company, a Fund becomes a shareholder of that investment company.  As a result, Fund shareholders indirectly will bear a Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with a Fund’s own operations.  Each Fund intends to limit its investments in securities issued by other investment companies in accordance with the 1940 Act.

Repurchase Agreements

Each Fund may enter into repurchase agreements with banks that are members of the Federal Reserve System or securities dealers that are members of a national securities exchange or are primary dealers in U.S. government securities.  Repurchase agreements generally are for a short period of time, usually less than a week.  Under a repurchase agreement, a Fund purchases a U.S. government security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later.  The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the Fund’s holding period.  While the maturities of the underlying securities in repurchase agreement transactions may be more than one year, the term of each repurchase agreement always will be less than one year.  Repurchase agreements with a maturity of more than seven days are considered to be illiquid investments.  A Fund may not enter into such a repurchase agreement if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid investments.  See “Illiquid Investments and Restricted Securities” above.

A Fund will always receive, as collateral, securities whose market value, including accrued interest, at all times will be at least equal to 100% of the dollar amount invested by the Fund in each repurchase agreement.  In the event of default or bankruptcy by the seller, a Fund will liquidate those securities (whose market value, including accrued interest, must be at least 100% of the amount invested by the Fund) held under the applicable repurchase agreement, which securities constitute collateral for the seller’s obligation to repurchase the security.  If the seller defaults, a Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral.  In addition, if bankruptcy or similar proceedings are commenced with respect to the seller of the security, realization upon the collateral by a Fund may be delayed or limited.

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Reverse Repurchase Agreements

Each Fund may borrow by entering into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements.  Under a reverse repurchase agreement, a Fund sells securities and agrees to repurchase them at a mutually agreed to price.  At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing liquid high-grade securities, marked-to-market daily, having a value not less than the repurchase price (including accrued interest).  Reverse repurchase agreements involve the risk that the market value of securities retained in lieu of sale by a Fund may decline below the price of the securities the Fund has sold but is obliged to repurchase.  If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities.  During that time, a Fund’s use of the proceeds of the reverse repurchase agreement effectively may be restricted.  Reverse repurchase agreements create leverage, a speculative factor, and are considered borrowings for the purpose of each Fund’s limitation on borrowing.

Short Sales

A Fund may engage in short sale transactions under which it sells a security it does not own.  To complete such a transaction, a Fund must borrow the security to make delivery to the buyer.  The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement.  The price at such time may be more or less than the price at which the security was sold by the Fund.  Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends that accrue during the period of the loan.  The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.

Until a Fund closes its short position or replaces the borrowed stock, the Fund will: (1) maintain an account containing cash or liquid assets at such a level that (a) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the stock sold short and (b) the amount deposited in the account plus the amount deposited with the broker as collateral will not be less than the market value of the stock at the time the stock was sold short; or (2) otherwise cover the Fund’s short position.

Swap Agreements

Each Fund may enter into swap agreements.  Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year.  In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

Most swap agreements entered into by a Fund calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).  Payments may be made at the conclusion of a swap agreement or periodically during its term.

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Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, if a swap is entered into on a net basis, if the other party to a swap agreement defaults, a Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any.

The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to a swap agreement entered into on a net basis will be accrued daily and an amount of cash or liquid asset having an aggregate NAV at least equal to the accrued excess will be maintained in an account with the Custodian that satisfies the 1940 Act.  A Fund will also establish and maintain such accounts with respect to its total obligations under any swaps that are not entered into on a net basis.  Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of each Fund’s investment restriction concerning senior securities.

Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for each Fund’s illiquid investment limitations.  A Fund will not enter into any swap agreement unless Rafferty or the Subadviser believes that the other party to the transaction is creditworthy.  A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

Each Fund may enter into a swap agreement in circumstances where Rafferty or the Subadviser believes that it may be more cost effective or practical than buying the securities represented by such index or a futures contract or an option on such index.  The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer.  The counterparty will generally agree to pay a Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks represented in the index, plus the dividends that would have been received on those stocks.  A Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks.  Therefore, the return to a Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation.  As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments that are traded in the OTC market. Rafferty, under the supervision of the Board, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.

The use of equity swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

U.S. Government Securities

Each Fund may invest in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (“U.S. government securities”) in pursuit of its investment objectives, in order to deposit such securities as initial or variation margin, as “cover” for the investment techniques it employs, as part of a cash reserve and for liquidity purposes.

U.S. government securities are high-quality instruments issued or guaranteed as to principal or interest by the U.S. Treasury or by an agency or instrumentality of the U.S. government.  Not all U.S. government securities are backed by the full faith and credit of the United States.  Some are backed by the right of the issuer to borrow from the U.S. Treasury; others are backed by discretionary authority of the U.S. government to purchase the agencies’ obligations; while others are supported only by the credit of the instrumentality.  In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

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U.S. government securities include Treasury Bills (which mature within one year of the date they are issued), Treasury Notes (which have maturities of one to ten years) and Treasury Bonds (which generally have maturities of more than 10 years).  All such Treasury securities are backed by the full faith and credit of the United States.

U.S. government agencies and instrumentalities that issue or guarantee securities include the Federal Housing Administration, Fannie Mae©, the Farmers Home Administration, the Export-Import Bank of the United States, the Small Business Administration, Ginnie Mae®, the General Services Administration, the Central Bank for Cooperatives, the Federal Home Loan Banks, Freddie Mac©, the Farm Credit Banks, the Maritime Administration, the Tennessee Valley Authority, the Resolution Funding Corporation and the Student Loan Marketing Association (“Sallie Mae©”).

Yields on short-, intermediate- and long-term U.S. government securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering and the maturity of the obligation.  Debt securities with longer maturities tend to produce higher capital appreciation and depreciation than obligations with shorter maturities and lower yields.  The market value of U.S. government securities generally varies inversely with changes in the market interest rates.  An increase in interest rates, therefore, generally would reduce the market value of a Fund’s portfolio investments in U.S. government securities, while a decline in interest rates generally would increase the market value of the Fund’s portfolio investments in these securities.

Other Investment Risks and Practices

Borrowing.  Each Fund may borrow money to facilitate management of its portfolio by enabling it to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous.  Such borrowing is not for investment purposes and will be repaid by the borrowing Fund promptly.

As required by the 1940 Act, a Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed.  If at any time the value of the required asset coverage declines as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio investments within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell portfolio instruments at that time.

In addition to the foregoing, the Calendar Effects Fund may borrow money from a bank as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of its total assets.  This borrowing is not subject to the foregoing 300% asset coverage requirement.  The Calendar Effects Fund may pledge portfolio securities as Rafferty deems appropriate in connection with any borrowings.

Lending Portfolio Securities.  Each Fund may lend portfolio securities with a value not exceeding 33 1/3% of its total assets to brokers, dealers, and financial institutions.  Borrowers are required continuously to secure their obligations to return securities on loan from a Fund by depositing any combination of short-term government securities and cash as collateral with the Fund.  The collateral must be equal to at least 100% of the market value of the loaned securities, which will be marked to market daily.  While a Fund’s portfolio securities are on loan, the Fund continues to receive interest on the securities loaned and simultaneously earns either interest on the investment of the collateral or fee income if the loan is otherwise collateralized.  A Fund may invest the interest received and the collateral, thereby earning additional income.  Loans would be subject to termination by the lending Fund on a four-business day notice or by the borrower on a one-day notice.  Borrowed securities must be returned when the loan is terminated.  Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan inures to the lending Fund and that Fund’s shareholders.  A lending Fund may pay reasonable finders, borrowers, administrative and custodial fees in connection with a loan.  The Funds currently has no intention of lending its portfolio securities.

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Portfolio Turnover.  The Trust anticipates that each Fund will have very high portfolio turnover due to the active management of its portfolio.  A Fund’s portfolio turnover rate is calculated by the lesser of the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year.  Based on this calculation, instruments with remaining maturities of less than one year are excluded from the portfolio turnover rate.  Such instruments generally would include futures contracts and options, since such contracts generally have a remaining maturity of less than one year.  In any given period, all of a Fund’s investments may have a remaining maturity of less than one year; in which case, the portfolio turnover rate for that period would be equal to zero.  However, each Fund’s portfolio turnover rate calculated with all securities whose maturities were one year or less is anticipated to be unusually high.

High portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities.  Such sales also may result in adverse tax consequences to a Fund’s shareholders.  The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

INVESTMENT RESTRICTIONS

In addition to the investment policies and limitations described above and described in the Prospectus, the Trust, on behalf of the Funds, has adopted the following investment limitations, which are fundamental policies and may not be changed without the vote of a majority of the outstanding voting securities of that Fund.  Under the 1940 Act, a “vote of the majority of the outstanding voting securities” of a Fund means the affirmative vote of the lesser of: (1) more than 50% of the outstanding shares of the Fund; or (2) 67% or more of the shares of the Fund present at a shareholders meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment.  Except with respect to borrowing money, if a percentage limitation is adhered to at the time of the investment, a later increase or decrease in the percentage resulting from any change in value or net assets will not result in a violation of such restrictions.  If at any time a Fund’s borrowings exceed its limitations due to a decline in net assets, such borrowings will be reduced promptly to the extent necessary to comply with the limitation.

Each Fund has adopted the following fundamental investment limitations:

Each Fund shall not:

1.  Lend any security or make any other loan if, as a result, more than 33 1/3% of the value of the Fund’s total assets would be lent to other parties, except (1) through the purchase of a portion of an issue of debt securities in accordance with the Fund’s investment objective, policies and limitations; or (2) by engaging in repurchase agreements with respect to portfolio securities.

2.  Underwrite securities of any other issuer.

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3.  Purchase, hold, or deal in real estate or oil and gas interests.

4.  Pledge, mortgage, or hypothecate the Fund’s assets, except: (1) to the extent necessary to secure permitted borrowings; (2) in connection with the purchase of securities on a forward-commitment or delayed-delivery basis or the sale of securities on a delayed-delivery basis; and (3) in connection with options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other financial instruments.

5.  Invest in physical commodities, except that the Fund may purchase and sell foreign currency, options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars, securities on a forward-commitment or delayed-delivery basis, and other financial instruments.

6.  Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

The Calendar Effects Fund has adopted the following fundamental investment limitations:

The Calendar Effects Fund shall not:

7.  Borrow money, except: (1) to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33 1/3% of the value of the Fund’s total assets); (2) as a temporary measure and then only in amounts not to exceed 5% of the value of the Fund’s total assets; (3) to enter into reverse repurchase agreements; and (4) to lend portfolio securities.  For purposes of this investment limitation, the purchase or sale of options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other financial instruments shall not constitute borrowing.

8.  Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act) (including the amount of senior securities issued by excluding liabilities and indebtedness not constituting senior securities), except: (1) that the Fund may issue senior securities in connection with transactions in options, futures, options on futures and forward contracts, swaps, caps, floors, collars and other similar investments; (2) as otherwise permitted herein and in Investment Limitations Nos. 4 and 7; and (3) the Fund may make short sales of securities.

The Core Strength Fund, the Macro Trends Fund and the Total Return Fund have adopted the following fundamental investment limitations:

The Core Strength Fund, the Macro Trends Fund and the Total Return Fund shall not:

9.  Borrow money, except (1) to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33 1/3% of the value of the Fund’s total assets); (2) to enter into reverse repurchase agreements; and (3) to lend portfolio securities.  For purposes of this investment limitation, the purchase or sale of options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other financial instruments shall not constitute borrowing.

10.  Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act) (including the amount of senior securities issued by excluding liabilities and indebtedness not constituting senior securities), except: (1) that the Fund may issue senior securities in connection with transactions in options, futures, options on futures and forward contracts, swaps, caps, floors, collars and other similar investments; (2) as otherwise permitted herein and in Investment Limitations Nos. 4 and 9; and (3) the Fund may make short sales of securities.

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Each Fund has adopted the following fundamental investment policy that enables it to invest in another investment company or series thereof:

Notwithstanding any other limitation, the Fund may invest all of its investable assets in an open-end management investment company with the same limitations as the Fund.  For this purpose, “all of the Fund’s investable assets” means that the only investment securities that will be held by the Fund will be the Fund’s interest in the investment company.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision by the Board, Rafferty and/or the Funds’ Subadviser, as applicable, are responsible for decisions to buy and sell securities for the Funds, the selection of broker-dealers to effect the transactions, and the negotiation of brokerage commissions, if any.  Rafferty expects that the Funds may execute brokerage or other agency transactions through registered broker-dealers, for a commission, in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.  There is generally no stated commission in the case of fixed income securities, which are commonly traded in the OTC market, but the price paid by the Funds usually includes an undisclosed dealer commission or mark-up.

When selecting a broker or dealer to execute portfolio transactions, Rafferty considers many factors, including the rate of commission or the size of the broker-dealer’s “spread,” the size and difficulty of the order, the nature of the market for the security, operational capabilities of the broker-dealer and the research, statistical and economic data furnished by the broker-dealer to Rafferty or PSI.

In effecting portfolio transactions for the Funds, Rafferty seeks to receive the closing prices of securities that are in line with those of the securities included in the applicable index and seeks to execute trades of such securities at the lowest commission rate reasonably available.  With respect to agency transactions, Rafferty may execute trades at a higher rate of commission if reasonable in relation to brokerage and research services provided to the Funds or Rafferty.  Such services may include the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities.  The Funds believe that the requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Funds, Rafferty and/or the Funds’ Subadviser, as applicable, from obtaining a high quality of brokerage and research services.  In seeking to determine the reasonableness of brokerage commissions paid in any transaction, Rafferty relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction.

Rafferty and/or the Funds’ Subadviser may use research and services provided to it by brokers in servicing all the Funds of the Trust; however, not all such services may be used by Rafferty and/or the Funds’ Subadviser in connection with the Funds.  While the receipt of such information and services is useful in varying degrees and generally would reduce the amount of research or services otherwise performed by Rafferty and/or the Funds’ Subadviser, this information and these services are of indeterminable value and would not reduce Rafferty’s investment advisory fee to be paid by the Funds or the subadvisory fees to be paid by Rafferty.

Purchases and sales of U.S. government securities normally are transacted through issuers, underwriters or major dealers in U.S. government securities acting as principals.  Such transactions are made on a net basis and do not involve payment of brokerage commissions.  The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.

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Aggregate brokerage commissions paid by the each Fund for the following fiscal periods are shown in the table below.

Calendar Effects Fund	Brokerage Fees Paid
Fiscal Year August 31, 2007	$128,465
Fiscal Year August 31, 2006	$136,368
April 6, 2005 to August 31, 2005	$102,020

Core Strength Fund	Brokerage Fees Paid
January 8, 2007 – August 31, 2007	$ 22,455

Macro Trends Fund	Brokerage Fees Paid
January 8, 2007 – August 31, 2007	$115,574

Total Return Fund	Brokerage Fees Paid
January 8, 2007 – August 31, 2007	$ 13,855

PORTFOLIO HOLDINGS INFORMATION

The Trust maintains portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the Funds’ portfolio investments to ensure that such disclosure is in the best interests of the Funds’ shareholders.  In adopting the policies, the Board considered actual and potential material conflicts that could arise between the interests of Fund shareholders, the Adviser, distributor, or any other affiliated person of the Funds.  Disclosure of the Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q.  These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.

From time to time, rating and ranking organizations such as Standard & Poor’s® and Morningstar, Inc. may request complete portfolio holdings information in connection with rating the Funds.  Similarly, pension plan sponsors, consultants and/or other financial institutions may request a complete list of portfolio holdings in order to assess the risks of the Funds’ portfolio along with related performance attribution statistics.  The Trust believes that these third parties have legitimate objectives in requesting such portfolio holdings information.  To prevent such parties from potentially misusing portfolio holdings information, the Funds will generally only disclose such information as of the end of the most recent calendar quarter, with a lag of approximately 60 days.  In addition, the Funds’ President or Chief Compliance Officer may grant exceptions to permit additional disclosure of portfolio holdings information at differing times and with differing lag times to rating agencies and to the parties noted above, provided that (1) the recipient is subject to a confidentiality agreement; (2) the recipient will utilize the information to reach certain conclusions about the investment management characteristics of the Fund and will not use the information to facilitate or assist in any investment program; and (3) the recipient will not provide access to third parties to this information.  The Chief Compliance Officer shall report any disclosures made pursuant to this exception to the Board.

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In addition, the Funds’ service providers, such as, custodian, administrator, transfer agent, distributor, legal counsel and independent accounting firm may receive portfolio holdings information in connection with their services to the Funds. In no event shall the Advisers, their affiliates or employees, or the Funds receive any direct or indirect compensation in connection with the disclosure of information about the Funds’ portfolio holdings.

In the event a portfolio holdings disclosure made pursuant to the policies presents a conflict of interest between the Funds’ shareholders and Rafferty, the Subadviser, the distributor and their affiliates or employees and any affiliated person of the Funds, the disclosure will not be made unless a majority of the Independent Trustees approves such disclosure.

MANAGEMENT OF THE TRUST

Trustees and Officers

The business affairs of the Funds are managed by or under the direction of the Board.  The Trustees are responsible for managing the Funds’ business affairs and for exercising all of the Funds’ powers except those reserved to the shareholders.  A Trustee may be removed by a written instrument, signed by at least two-thirds of the other Trustees or by a two-thirds vote of the outstanding Trust shares.

The following table is a list of the Trustees and officers of the Trust, their age, business address and principal occupation during the past five years including any affiliation with Rafferty, the length of service to the Trust, and the position, if any, that they hold on the board of directors of companies other than the Trust.  Each Trustee of the Trust also serves on the Board of the Direxion Insurance Trust, the other registered investment company in the Direxion mutual fund complex.  Unless otherwise noted, an individual’s business address is 33 Whitehall Street, 10th Floor, New York, New York, 10004.

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Interested Trustees
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Complex Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee
Lawrence C. Rafferty(1) Age: 65	Chairman of the Board of Trustees	Lifetime of Trust until removal or resignation; Since 1997	Chairman and Chief Executive Officer of Rafferty, 1997-present; Chief Executive Officer of Rafferty Companies, LLC, 1996-present; Chief Executive Officer of Rafferty Capital Markets, Inc., 1995- present.	114	Board of Trustees, Fairfield University; Board of Directors, St. Vincent’s Services; Executive Committee, Metropolitan Golf Association.

Non-Interested Trustees
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee
Daniel J. Byrne Age: 63	Trustee	Lifetime of Trust until removal or resignation; Since 1997	President and Chief Executive Officer of Byrne Securities Inc., 1992-present; Trustee, The Opening Word Program, Wyandanch, New York.	114	None
Gerald E. Shanley III Age: 64	Trustee	Lifetime of Trust until removal or resignation; Since 1997	Business Consultant, 1985-present; Trustee of Trust Under Will of Charles S. Payson, 1987-present; C.P.A. , 1979-present.	114	None
John Weisser Age: 65	Trustee	Lifetime of Trust until removal or resignation; Since 2007	Retired, Since 1995; Salomon Brothers, Inc, 1971-1995, most recently as Managing Director.	114	MainStay VP Series Fund, Inc.

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Officers
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee
Daniel D. O’Neill Age: 39	President	One Year; Since 1999	Managing Director of Rafferty, 1999-present.	N/A	N/A
	Chief Operating Officer and Chief Investment Officer	One Year; Since 2006
William Franca Age: 50	Executive Vice President – Head of Distribution	One Year; Since 2006	Senior Vice President – National Sales, Massachusetts Financial Services/SunLife Financial Distributors, 2002-2004; Executive Vice President, Distribution, SunLife, 2001-2002.	N/A	N/A
Todd Warren Age: 40	Chief Compliance Officer	One Year; Since 2007	Chief Legal Officer, Alaric Compliance Services, LLC 2006 to present; CCO and General Counsel, Oracle Evolution LLC 10/04 – 2/06.	N/A	N/A
Todd Kellerman Age: 33	Chief Financial Officer	Once Year; Since 2007	Vice President of Corporate Development. Raven Holdings, Inc., 2003-2005; Business Consultant, 2002-2003; Senior Consultant – Business Consulting, Arthur Andersen, 1999- 2000.	N/A	N/A

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Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee
Stephen P. Sprague Age: 58	Treasurer and Controller	One Year; Since 1999	Chief Financial Officer of Rafferty for the past 5 years.	N/A	N/A
Eric W. Falkeis 615 East Michigan Street Milwaukee, WI 53202 Age: 35	Secretary	One Year; Since 2004
Chief Financial Officer,
U.S. Bancorp Fund
Services, LLC, since
April 2006; Vice
President, U.S. Bancorp
Fund Services LLC,
1997-present; formerly,
Chief Financial Officer,
Quasar Distributors,
LLC (2000-2003).
				N/A	N/A
(1)	Mr. Rafferty is affiliated with Rafferty. Mr. Rafferty is the Chairman and Chief Executive Officer of Rafferty.

(2)
The Direxion Complex consists of the Direxion Funds which currently offers for sale to the public 51 portfolios of the 69 currently registered with the SEC and the Direxion Insurance Trust which currently offers for sale 3 portfolios of the 45 currently registered with the SEC.

The Trust has an Audit Committee, consisting of Messrs. Weisser, Byrne and Shanley.  The members of the Audit Committee are not “interested” persons of the Trust (as defined in the 1940 Act).  The primary responsibilities of the Trust’s Audit Committee are, as set forth in its charter, to make recommendations to the Board Members as to: the engagement or discharge of the Trust’s independent registered public accounting firm (including the audit fees charged by the accounting firm); the supervision of investigations into matters relating to audit matters; the review with the independent registered public accounting firm of the results of audits; and addressing any other matters regarding audits.  The Audit Committee met four times during the Trust’s most recent fiscal year.

The Trust also has a Nominating Committee, consisting of Messrs. Weisser, Byrne and Shanley, each of whom is a disinterested member of the Board.  The primary responsibilities of the nominating committee are to make recommendations to the Board on issues related to the composition and operation of the Board and communicate with management on those issues.  The nominating committee also evaluates and nominates Board member candidates.  The Nominating Committee will consider nominees recommended by shareholders.  Such recommendations should be in writing and addressed to the Funds with attention to the Nominating Committee Chair.  The recommendations must include the following Preliminary Information regarding the nominee: (1) name; (2) date of birth; (3) education; (4) business professional or other relevant experience and areas of expertise; (5) current business and home addresses and contact information; (6) other board positions or prior experience; and (7) any knowledge and experience relating to investment companies and investment company governance.  The Nominating Committee met once during the Trust’s most recent fiscal year.

The Trust has a Qualified Legal Compliance Committee, consisting of Messrs. Weisser, Byrne and Shanley.  The members of the Qualified Legal Compliance Committee are not “interested” persons of the Trust (as defined in the 1940 Act).  The primary responsibility of the Trust’s Qualified Legal Compliance Committee is to receive, review and take appropriate action with respect to any report (“Report”) made or referred to the Committee by an attorney of evidence of a material violation of applicable U.S. federal or state securities law, material breach of a fiduciary duty under U.S. federal or state law or a similar material violation by the Trust or by any officer, director, employee or agent of the Trust.  The Qualified Legal Compliance Committee did not meet during the Trust’s most recent fiscal year.

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The following table shows the amount of equity securities in the portfolios of the Direxion Family of Investment Companies owned by the Trustees as of the calendar year ended December 31, 2006:

Dollar Range of Equity Securities Owned:	Interested Trustees:		Disinterested Trustees:
	Lawrence C. Rafferty	Jay F. Higgins(1)	Daniel J. Byrne	Gerald E. Shanley III	John Weisser(2)
Calendar Effects Fund	$0	$0	$0	$0	N/A
Core Strength Fund	$0	$0	$0	$0	N/A
Macro Trends Fund	$0	$0	$0	$0	N/A
Total Return Fund	$0	$0	$0	$0	N/A
Aggregate Dollar Range of Equity Securities in the Direxion Family of Investment Companies (3)	$0	$0	$10,001 - $50,000	$0	N/A
(1)	As of May 22, 2007, Mr. Higgins resigned as an Interested Trustee of the Direxion Family of Investment Companies.
(2)
As of March 7, 2007, Mr. Weisser became a Disinterested Trustee of the Direxion Family of Investment Companies and, therefore, did not have ownership in any equity securities in the Direxion Family of Investment Companies.

(3)
The “Direxion Family of Investment Companies” consists of the Direxion Funds which currently offers for sale to the public 51 portfolios of the 69 currently registered with the SEC and the Direxion Insurance Trust which currently offers for sale 3 portfolios of the 45 currently registered with the SEC.

The Trust’s Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law.  However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

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No officer, director or employee of Rafferty receives any compensation from the Funds for acting as a Trustee or officer of the Trust.  The following table shows the compensation earned by each Trustee for the Trust’s fiscal year ended August 31, 2007.

	Aggregate Compensation From the:				Pension or Retirement Benefits Accrued As	Estimated	Aggregate Compensation From the Direxion
Name of Person, Position	Calendar Effects Fund	Core Strength Fund	Macro Trends Fund	Total Return Fund	Part of the Trust’s Expenses	Annual Benefits Upon Retirement	Complex Paid to the Trustees(1)
Interested Trustees

Lawrence C. Rafferty	$0	$0	$0	$0	$0	$0	$0

Jay F. Higgins(2)	$402	$84	$118	$105	$0	$0	$10,000

Disinterested Trustees

Kevin G. Boyle(3)	$201	$0	$0	$0	$0	$0	$5,000

Daniel J. Byrne	$1,047	$354	$499	$441	$0	$0	$26,000

Gerald E. Shanley III	$1,289	$430	$606	$535	$0	$0	$32,000

John Weisser(4)	$847	$354	$499	$441	$0	$0	$21,000

(1)	For the fiscal year ended April 30, 2007, trustees’ fees and expenses in the amount of $94,000 were incurred by the Trust.
(2)	As of May 22, 2007, Mr. Higgins resigned as an Interested Trustee of the Direxion Complex.
(3)	As of March 7, 2007, Mr. Boyle resigned as a Disinterested Trustee of the Direxion Complex.
(4)	As of March 7, 2007, Mr. Weisser became a Disinterested Trustee of the Direxion Complex.

Principal Shareholders, Control Persons and Management Ownership

A principal shareholder is any person who owns of record or beneficially 5% or more of any class of a Fund’s outstanding shares.  A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control.  Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of a Fund.  As of November 30, 2007, the following shareholders were considered to be either a control person or principal shareholder of the Calendar Effects Fund:

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Calendar Effects Fund

Name and Address	% Ownership

Trust Company of America For the Benefit of #60/23, 24 P.O. Box 6580 Englewood, CO 80155-6580	74.85%

Ameritrade, Inc. P.O. Box 2226 Omaha, NE 68103-2269	11.76%

Core Strength Fund

Name and Address	% Ownership
Trust Company of America For the Benefit of #60 P.O. Box 6503 Englewood, CO 80155-6580	59.52%

Nationwide Trust Co. FBO IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	35.72%

Macro Trends Fund

Name and Address	% Ownership
Nationwide Trust Co. FBO IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	61.45%
Trust Company of America For the Benefit of #60 P.O. Box 6503 Englewood, CO 80155-6580	32.93%

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Total Return Fund

Name and Address	% Ownership
Nationwide Trust Co. FBO IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	48.91%

Trust Company of America For the Benefit of #60 P.O. Box 6503 Englewood, CO 80155-6580	29.89%

National Financial Services Corp. One World Financial Center 200 Liberty Street New York, NY 10281-5503	13.28%

In addition, as of November 30, 2007, the Trustees and officers as a group owned less than 1% of the outstanding shares of the Calendar Effects Fund.

Investment Adviser and Subadviser

Rafferty Asset Management, LLC, 33 Whitehall Street, 10th Floor, New York, New York, 10004, provides investment advice to the Funds.  Rafferty was organized as a New York limited liability corporation in June 1997.  Lawrence C. Rafferty controls Rafferty and Rafferty Capital Markets, LLC through his ownership in Rafferty Holdings, LLC.

Under an Investment Advisory Agreement (“Advisory Agreement”), between the Trust, on behalf of the Funds, and Rafferty, Rafferty provides a continuous investment program for the Funds’ assets in accordance with its investment objectives, policies and limitations, and oversees the day-to-day operations of the Funds, subject to the supervision of the Trustees.  Rafferty bears all costs associated with providing these advisory services and the expenses of the Trustees who are affiliated with or interested persons of Rafferty.  The Trust bears all other expenses that are not assumed by Rafferty as described in the Prospectus.  The Trust also is liable for nonrecurring expenses as may arise, including litigation to which the Funds may be a party.  The Trust also may have an obligation to indemnify its Trustees and officers with respect to any such litigation.

Pursuant to the Advisory Agreement, the Funds pay Rafferty at an annual rate of 1.15% based on its average daily net assets.

The Funds are responsible for their own operating expenses. Rafferty has voluntarily agreed to waive its fees and/or reimburse operating expenses (excluding, as applicable, among other expenses, front-end or contingent deferred sales loads, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, Acquired Fund Fees and Expenses, and extraordinary expenses such as litigation) to the extent that each Fund’s Total Annual Fund Operating Expenses exceed 2.00% of average daily net assets for the period ending August 31, 2008.  If overall expenses fall below this percentage limitation, then the Funds may reimburse Rafferty within the following three years.  There is no assurance that Rafferty will continue this waiver after this date.

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The table below shows the amount of advisory fees incurred by each Fund and the amount of fees waived and/or reimbursed by Rafferty for the fiscal periods shown.

Calendar Effects Fund	Advisory Fees Incurred	Waived fees and/or expenses reimbursed by Advisor	Net Fees Paid to Advisor
Fiscal Year Ended August 31, 2007	$695,261	$0	$695,261
Fiscal Year Ended August 31, 2006	$744,245	$0	$0
April 6, 2005 to August 31, 2005	$330,310	$0	$0

Core Strength Fund	Advisory Fees Incurred	Waived fees and/or expenses reimbursed by Advisor	Net Fees Paid to Advisor
January 8, 2007 to August 31, 2007	$167,015	$26,572	$140,443

Macro Trends Fund	Advisory Fees Incurred	Waived fees and/or expenses reimbursed by Advisor	Net Fees Paid to Advisor
January 8, 2007 to August 31, 2007	$251,141	$6,008	$245,133

Total Return Fund	Advisory Fees Incurred	Waived fees and/or expenses reimbursed by Advisor	Net Fees Paid to Advisor
January 8, 2007 to August 31, 2007	$185,476	$18,272	$167,204

The Advisory Agreement was approved by the Trustees (including all Independent Trustees) and Rafferty, as sole shareholder of the Funds, in compliance with the 1940 Act.  The Advisory Agreement continues in force for a period of two years after the date of its approval.  The Agreement is renewable thereafter from year to year with respect to the Funds, so long as its continuance is approved at least annually (1) by the vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not “interested persons” of Rafferty or the Trust; and (2) by the majority vote of either the full Board or the vote of a majority of the outstanding shares of the Funds.  The Advisory Agreement automatically terminates on assignment and is terminable on a 60-day written notice either by the Trust or Rafferty.

Under an Investment Subadvisory Agreement (“Subadvisory Agreement”) between Rafferty and PSI, PSI, subject to direction by Rafferty and the Board, provides investment advice and portfolio management services to the Funds for a fee payable by Rafferty.  An investment team from PSI manages the Funds’ assets, under the supervision of Rafferty.  Under the Subadvisory Agreement, PSI directs, through Rafferty, the allocation of Funds assets among specific asset categories.  Then, Rafferty implements PSI’s investment decisions for the Funds by placing all brokerage orders for the purchase and sale of those securities.  For the investment subadvisory services provided to the Funds, out of its advisory fee, Rafferty pays PSI a fee, computed and paid monthly, equal to 0.75% of the Fund’s average daily net assets.

The Subadvisory Agreement was initially approved by the Board (including all of the Trustees who are not “interested persons” of Rafferty or PSI, as defined under the 1940 Act) and the shareholders of each Fund, in compliance with the 1940 Act.  The Subadvisory Agreement provides that it will be in force for an initial two-year period and it must be approved each year thereafter by (1) a vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not “interested persons” of Rafferty, PSI or the Trust; and by (2) the majority vote of either the full Board or the vote of a majority of the outstanding shares of each Fund.  The Subadvisory Agreement automatically terminates on assignment and is terminable on not less than a 60-day written notice by Rafferty or a 90-day written notice by PSI.  Under the terms of the Advisory Agreement, Rafferty automatically becomes responsible for the obligations of PSI upon termination of the Subadvisory Agreement.

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Under a service agreement (“Service Agreement”) between the Trust and PSI, the Trust may pay PSI an annualized fee of up to 0.40% based on the Funds’ average daily net assets attributable to PSI clients who are shareholders of a Fund and PSI may provide certain services.  PSI has advised the Trust that the fees paid under the Service Agreement are credited against advisory fees and program costs of PSI’s clients who are shareholders of the Funds.

Rafferty shall not be liable to the Trust or any shareholder for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, negligence or reckless disregard of the duties imposed upon it by its agreement with the Trust or for any losses that may be sustained in the purchase, holding or sale of any security.

PSI shall not be liable to the Trust or any shareholder for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, negligence or reckless disregard of the duties imposed upon it by it agreement with Rafferty or for any losses that may be sustained in the purchase, holding or sale of any security.

Pursuant to Section 17(j) of the 1940 Act and Rule 17j-1 thereunder, the Trust, Rafferty, PSI and the distributor have adopted Codes of Ethics (“Codes”).  These Codes permit portfolio managers and other access persons of the Fund to invest in securities that may be owned by the Fund, subject to certain restrictions.

Portfolio Manager

The Funds are managed by an investment committee consisting of David Jajewski, Emanuel Schroeter, Bill Sherman and Bill Whatmough.  In addition to the Funds, the committee manages the following other accounts as of August 31, 2007:

Other Accounts	Total Number of Accounts	Total Assets (In Millions)	Total Number of Accounts with Performance Based Fees	Total Assets of Accounts with Performance Based Fees (In Millions)
David Jajewski
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	4,200	$380	0	$0
Emanuel Schroeter
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	4,200	$380	0	$0

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Bill Sherman
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	4,200	$380	0	$0
Bill Whatmough
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	4,200	$380	0	$0

In addition to the Funds, the committee manages two of PSI’s other investment products.  These two investment products follow strategies similar to that of the Funds, though they invest only in mutual funds.  As a result, PSI has not identified any material conflicts between the Funds and other investment products managed by the committee.  However, actual or apparent conflicts of interest may arise in connection with the day-to-day management of the Funds and other accounts.  The management of the Funds and other accounts may result in unequal time and attention being devoted to the Funds and the other accounts.  PSI’s management fees for the services it provides to other accounts varies and may be higher or lower than the subadvisory fees it receives from Rafferty.  This could create potential conflicts of interest in which the portfolio manager may appear to favor one investment vehicle over another resulting in an account paying higher fees or one investment vehicle out performing another.

As of August 31, 2007, the portfolio mangers’ compensation was paid by PSI and not the Funds.  Their compensation consists of a fixed base salary.  The committee members’ fixed base salary is reviewed annually and may be increased based on consideration of various factors, including, among others, experience, overall performance, the performance of the Funds and management responsibilities.  The committee members may also participate in PSI’s other benefits generally available to all employees of the firm.

As of August 31, 2007, none of the portfolio managers beneficially owned securities in the Funds, except Bill Whatmough who beneficially owned $100,001 - $500,000 in the Calendar Effects Fund.

Proxy Voting Policies and Procedures

The Board has adopted proxy voting policies and procedures (“Proxy Policies”) wherein the Trust has delegated to Rafferty the responsibility for voting proxies relating to portfolio securities held by the Funds as part of their investment advisory services, subject to the supervision and oversight of the Board.  The Proxy Voting Policies of Rafferty are attached as Appendix A.  Notwithstanding this delegation of responsibilities, however, the Funds retain the right to vote proxies relating to its portfolio securities.  The fundamental purpose of the Proxy Policies is to ensure that each vote will be in a manner that reflects the best interest of the Funds and their shareholders, taking into account the value of the Funds’ investments.

More Information.  The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request by calling toll-free, 1-800-851-0511 or by accessing the SEC’s website at www.sec.gov.

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Fund Administrator, Fund Accountant and Custodian

U.S. Bancorp Fund Services, LLC, (the “Administrator”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, provides administrative, fund accounting and transfer agent services to the Funds.  U.S. Bank, N.A., Custody Operations, 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin 53202, an affiliate of the Administrator, provides custodian services to the Funds.

Pursuant to an Administration Servicing Agreement (“Service Agreement”) between the Trust and the Administrator, the Administrator provides the Trust with administrative and management services (other than investment advisory services).  As compensation for these services, the Trust pays the Administrator a fee based on the Trust’s total average daily net assets of 0.045% on net assets or a minimum annual fee of $200,000 for the Fund Complex.  The Administrator also is entitled to certain out-of-pocket expenses.

The table below shows the amount of administrative and management services fees incurred by the each Fund to the Administrator for the fiscal periods shown.

Fees incurred
Calendar Effects Fund
Fiscal Year Ended August 31, 2007	$21,924
Fiscal Year Ended August 31, 2006	$19,564
April 6, 2005 to August 31, 2005	$15,214

Core Strength Fund
January 8, 2007 to August 31, 2007	$8,292

Macro Trends Fund
January 8, 2007 to August 31, 2007	$10,368

Total Return Fund
January 8, 2007 to August 31, 2007	$8,977

Pursuant to a Fund Accounting Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC (“Fund Accountant”), the Fund Accountant provides the Trust with accounting services, including portfolio accounting services, tax accounting services and furnishing financial reports.  For these services, the Trust pays the Fund Accountant a fee based on the Trust’s total average daily net assets of 0.03% and a minimum annual fee of $600,000 for the Fund Complex.  The Fund Accountant also is entitled to certain out-of-pocket expenses, including pricing expenses.

Pursuant to a Custodian Agreement, U.S. Bank, N.A. serves as the custodian of the Funds’ assets.  Under the terms of the Custodian Agreement, the Custodian holds and administers the assets in the Funds’ portfolios.  The Custodian receives an annual fee based on the Trust’s total average daily net assets of 0.0225% and a $1,000 minimum fee per Fund.  The Custodian also is entitled to certain out-of-pocket expenses.  U.S. Bank N.A. and/or its affiliates receive revenue from certain broker-dealers that may receive Rule 12b-1 fees or other payments from mutual funds in which certain of the Funds may invest.  In recognition of this revenue, certain of these Funds may receive a credit from U.S. Bank N.A. and/or its affiliates for fees otherwise payable by the Funds.

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Distributor

Rafferty Capital Markets, LLC, 59 Hilton Avenue, Garden City, New York 11530, serves as the distributor (“Distributor”) in connection with the offering of the Funds’ shares on a no-load basis.  The Distributor and participating dealers with whom it has entered into dealer agreements offer shares of the Funds as agents on a best efforts basis and are not obligated to sell any specific amount of shares.  For the fiscal year ended August 31, 2007, the Distributor received $90,000 as compensation from Rafferty for distribution services for the Trust.  Mr. Rafferty is an affiliated person of the Distributor.

Distribution Plan

Rule 12b-1 under the 1940 Act provides that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule.  The Trustees have adopted a Rule 12b-1 Plan of Distribution (“Plan”) for the Investor Class Shares of the Funds pursuant to which the Funds may pay certain expenses incurred in the distribution of the Investor Class Shares and the servicing and maintenance of existing shareholder accounts.  Pursuant to the Plan, the Funds may pay up to 0.25% of its average daily net assets.  The Plan provides that the Distributor will be compensated regardless of expenses it incurs. The Board of Trustees has also authorized the Funds to charge up to 0.15% of each Fund’s average Investor Class daily net assets to pay for shareholder services provided to Fund shareholders.  The Trust has entered into a Service Agreement with PSI pursuant to which the Funds may pay an annualized fee of up to 0.40% to PSI.  Because the 12b-1 fees and shareholder service fees are paid out of the Funds’ Investor Class assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Plan was approved by the Trustees and the Independent Trustees of the Funds.  In approving the Plan, the Trustees determined that there is a reasonable likelihood that the Plan will benefit the Funds and its shareholders.  The Trustees will review quarterly and annually a written report provided by the Treasurer of the amounts expended under the Plan and the purposes for which such expenditures were made. The Distributor, as the Funds’ principal underwriter, Rafferty and the Subadviser may have a direct or indirect financial interest in the Plan or any related agreement.

The Plan permits payments to be made by the Funds to the distributor or other third parties for expenditures incurred in connection with the distribution of Fund shares to investors and the provision of certain shareholder services.  The distributor or other third parties are authorized to engage in advertising, the preparation and distribution of sales literature and other promotional activities on behalf of the Funds.  In addition, the Plan authorizes payments by the Funds to the distributor or other third parties for the cost related to selling or servicing efforts, preparing, printing and distributing Fund prospectuses, statements of additional information, and shareholder reports to investors.

The tables below show the amount of 12b-1 fees incurred and the allocation of such fees by each Fund for the fiscal year ended August 31, 2007.

Fund	12b-1 fees incurred
Calendar Effects Fund	$147,589
Core Strength Fund	$36,308
Macro Trends Fund	$54,596
Total Return Fund	$40,321

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Advertising and Marketing	Printing and Postage	Payment to Distributor	Payment to Dealers	Compensation to Sales Personnel	Other Marketing Expenses
Calendar Effects Fund	$0	$0	$0	$147,589	$0	$0
Core Strength Fund	$0	$0	$0	$36,308	$0	$0
Macro Trends Fund	$0	$0	$0	$54,596	$0	$0
Total Return Fund	$0	$0	$0	$40,321	$0	$0

Independent Registered Public Accounting Firm

Ernst & Young LLP (“E&Y”), 233 S. Wacker Drive, Chicago, Illinois 60606, is the independent registered public accounting firm for the Trust.  The Financial Statements of the Calendar Effects Fund for the fiscal year ended August 31, 2007 have been audited by E&Y and are incorporated by reference herein with reliance upon the report of said Firm, which is given upon their authority as experts in accounting and auditing.

DETERMINATION OF NET ASSET VALUE

The NAV per share of each Fund is determined daily, Monday through Friday, as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally at 4:00 p.m. Eastern time), each day the NYSE is open for business.  The NYSE is not open on New Year’s Day, Presidents’ Day, Martin Luther King’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

A security listed or traded on an exchange, domestic or foreign, is valued at its last sales price on the principal exchange on which it is traded prior to the time when assets are valued.  If no sale is reported at that time, the mean of the last bid and asked prices is used.  Securities traded principally on the NASDAQ National Global® (“NASDAQ®”) for which quotations are readily available shall be valued using the NASDAQ® Official Closing Price (“NOCP”) provided by NASDAQ® each business day.  The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the “inside” bid and asked prices; in that case, NASDAQ® will adjust the price to equal the inside bid or asked price, whichever is closer.  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.

When market quotations for options and futures positions held by the Funds are readily available, those positions will be valued based upon such quotations.  Securities and other assets for which market quotations are not readily available, or for which Rafferty has reason to question the validity of quotations received, are valued at fair value by procedures adopted by the Board.

For purposes of determining NAV per share of each Fund, options and futures contracts are valued at the last sale prices of the exchanges on which they trade.  The value of a futures contract equals the unrealized gain or loss on the contract that is determined by marking the contract to the last sale price for a like contract acquired on the day on which the futures contract is being valued.  The value of options on futures contracts is determined based upon the last sale price for a like option acquired on the day on which the option is being valued.  A last sale price may not be used for the foregoing purposes if the market makes a limit move with respect to a particular instrument.

For valuation purposes, quotations of foreign securities or other assets denominated in foreign currencies are translated to U.S. dollar equivalents using the net foreign exchange rate in effect at the close of the stock exchange in the country where the security is issued.  Short-term debt instruments having a maturity of 60 days or less are valued at amortized cost, which approximates market value.  If the Board determines that the amortized cost method does not represent the fair value of the short-term debt instrument, the investment will be valued at fair value by procedures adopted by the Board.  U.S. government securities are valued at the mean between the closing bid and asked price provided by an independent third party pricing service (“Pricing Service”).

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OTC securities held by the Funds will be valued at the last sales price or, if no sales price is reported, the mean of the last bid and asked price is used.  The portfolio securities of the Funds that are listed on national exchanges are valued at the last sales price of such securities; if no sales price is reported, the mean of the last bid and asked price is used.  Dividend income and other distributions are recorded on the ex-dividend date.

Illiquid securities, securities for which reliable quotations or pricing services are not readily available, and all other assets not valued in accordance with the foregoing principles will be valued at their respective fair value as determined in good faith by, or under procedures established by, the Trustees, which procedures may include the delegation of certain responsibilities regarding valuation to Rafferty or the officers of the Trust.  The officers of the Trust report, as necessary, to the Trustees regarding portfolio valuation determinations.  The Trustees, from time to time, will review these methods of valuation and will recommend changes that may be necessary to assure that the investments of the Fund are valued at fair value.

For purposes of calculating its daily NAV, the Funds typically reflect changes in their holdings of portfolio securities on the first business day following a portfolio trade (commonly known as “T+1 accounting”).  However, the Funds are permitted to include same day trades when calculating their NAV (commonly referred to as “trade date accounting”) on days when a Fund receives substantial redemptions.  Such redemptions can result in an adverse impact on a Fund’s NAV when there is a disparity between the trade price and the closing price of the security.  Thus, the Funds’ use of trade date accounting is likely to lessen the impact of substantial redemptions on a Fund’s NAV.

REDEMPTIONS

Redemption In-Kind

The Trust has filed a notice of election under Rule 18f-1 of the 1940 Act which obligates a Fund to redeem shares for any shareholder for cash during any 90-day period up to $250,000 or 1% of a Fund’s NAV, whichever is less.  Any redemption beyond this amount also will be in cash unless the Trustees determine that further cash payments will have a material adverse effect on remaining shareholders.  In such a case, a Fund will pay all or a portion of the remainder of the redemption in portfolio instruments, valued in the same way as the Fund determines NAV.  The portfolio instruments will be selected in a manner that the Trustees deem fair and equitable.  A redemption in-kind is not as liquid as a cash redemption.  If a redemption is made in-kind, a shareholder receiving portfolio instruments could receive less than the redemption value thereof and could incur certain transaction costs.  Shareholders who receive futures contracts or options on futures contracts in connection with a redemption in-kind may be responsible for making any margin payments due on those contracts.

Redemptions by Telephone

Shareholders may redeem Fund shares by telephone.  When acting on verbal instructions believed to be genuine, the Trust, Rafferty, PSI, transfer agent and their trustees, directors, officers and employees are not liable for any loss resulting from a fraudulent telephone transaction request and the investor will bear the risk of loss.  In acting upon telephone instructions, these parties use procedures that are reasonably designed to ensure that such instructions are genuine, such as (1) obtaining some or all of the following information: account number, name(s) and social security number(s) registered to the account, and personal identification; (2) recording all telephone transactions; and (3) sending written confirmation of each transaction to the registered owner.  To the extent that the Trust, Rafferty, PSI, transfer agent and their trustees, directors, officers and employees do not employ such procedures, some or all of them may be liable for losses due to unauthorized or fraudulent transactions.

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Receiving Payment

Payment of redemption proceeds will be made within seven days following a Fund’s receipt of your request (if received in good order as described below) for redemption.  For investments that have been made by check, payment on redemption requests may be delayed until the transfer agent is reasonably satisfied that the purchase payment has been collected by the Trust (which may require up to 10 calendar days).  To avoid redemption delays, purchases should be made by direct wire transfers.

A redemption request will be considered to be received in “good order” if:

●	The number or amount of shares and the class of shares to be redeemed and shareholder account number have been indicated;

●	Any written request is signed by a shareholder and by all co-owners of the account with exactly the same name or names used in establishing the account; and

●
The signatures on any written redemption request in excess of $100,000 have been guaranteed by a national bank, a state bank that is insured by the Federal Deposit Insurance Corporation, a trust company or by any member firm of the New York, American, Boston, Chicago, Pacific or Philadelphia Stock Exchanges.  Signature guarantees also will be accepted from savings banks and certain other financial institutions that are deemed acceptable by U.S. Bancorp Fund Services, LLC, as transfer agent, under its current signature guarantee program.

The right of redemption may be suspended or the date of payment postponed for any period during which (1) the NYSE is closed (other than customary weekend or holiday closings); (2) trading on the NYSE is restricted; (3) situations where an emergency exists as a result of which it is not reasonably practicable for a Fund fairly to determine the value of its net assets or disposal of a Fund’s securities is not reasonably practicable; or (4) the SEC has issued an order for the protection of the Funds’ shareholders.

Anti-Money Laundering

Each Fund is required to comply with various federal anti-money laundering laws and regulations.  Consequently, a Fund may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or a Fund may be required to transfer the account or proceeds of the account to a government agency.  In addition, pursuant to the Funds’ Customer Identification Program, the Funds’ transfer agent will complete a thorough review of all new opening account applications and will not transact business with any person or entity whose identity cannot be adequately verified.

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EXCHANGE PRIVILEGE

An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective NAVs as next determined following receipt by a Fund whose shares are being exchanged of (1) proper instructions and all necessary supporting documents; or (2) a telephone request for such exchange in accordance with the procedures set forth in the Prospectus and below.  Telephone requests for an exchange received by a Fund before 4:00 p.m. Eastern time will be effected at the close of regular trading on that day.  Requests for an exchange received after the close of regular trading will be effected on the NYSE’s next trading day.  Due to the volume of calls or other unusual circumstances, telephone exchanges may be difficult to implement during certain time periods.

The Trust reserves the right to reject any order to acquire its shares through exchange or otherwise to restrict or terminate the exchange privilege at any time.  In addition, the Trust may terminate this exchange privilege upon a 60-day notice.

SHAREHOLDER INFORMATION

Each share of the Funds gives the shareholder one vote in matters submitted to shareholders for a vote.  Each series has equal voting rights, except that, in matters affecting only a particular series, only shares of that series are entitled to vote.  Share voting rights are not cumulative, and shares have no preemptive or conversion rights.  Shares are not transferable.  As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings.  Shareholder approval will be sought only for certain changes in a Trust’s or the Funds’ operation and for the election of Trustees under certain circumstances.  Trustees may be removed by the Trustees or by shareholders at a special meeting.  A special meeting of shareholders shall be called by the Trustees upon the written request of shareholders owning at least 10% of a Trust’s outstanding shares.

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

Dividends and Other Distributions

Net investment income and any realized net capital gains are distributed as described in the Prospectus under “Distributions and Taxes.”  All distributions from the Funds normally are automatically reinvested without charge in additional shares of the Funds.

Taxes

Regulated Investment Company Status.  Each Fund is treated as a separate corporation for federal tax purposes and intends to continue to qualify for treatment as a regulated investment company (“RIC”) under Subchapter M of the Code.  If a Fund so qualifies and satisfies the Distribution Requirement (defined below) for a taxable year, it will not be subject to federal income tax on the part of its investment company taxable income (generally consisting of net investment income and the excess of net short-term capital gain over net long-term capital loss (“short-term capital gain”), all determined without regard to any deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term loss) it distributes to its shareholders for that year.

To qualify for treatment as a RIC, a Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (“Distribution Requirement”) and must meet several additional requirements.  These requirements include the following:  (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities, or other income (including gains from options or futures) derived with respect to its business of investing in securities (“Income Requirement”); and (2) at the close of each quarter of the Fund’s taxable year, (i) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities, and (ii) not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer (collectively, “Diversification Requirements”).

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Although each Fund intends to satisfy the foregoing requirements, there is no assurance that it will be able to do so.  The investment by the Funds primarily in options and futures positions entails some risk that it might fail to satisfy the Diversification Requirements.  There is some uncertainty regarding the valuation of such positions for purposes of those requirements; accordingly, it is possible that the method of valuation used by each Fund, pursuant to which it would be treated as satisfying the Diversification Requirements, would not be accepted in an audit by the Internal Revenue Service, which might apply a different method resulting in disqualification of a Fund.

If a Fund failed to qualify for treatment as a RIC for any taxable year, (1) its taxable income, including net capital gain, would be taxed at corporate income tax rates (up to 35%) and it would not receive a deduction for distributions to its shareholders; and (2) the shareholders would treat all those distributions, including distributions of net capital gain, as dividends (that is, ordinary income, except for the part of those dividends that is “qualified dividend income” (described in the Prospectus) (“QDI”), which is subject to a maximum federal income tax rate of 15%) to the extent of the Fund’s earnings and profits.  In addition, a Fund would be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

General.  If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.  Investors also should be aware that if shares are purchased shortly before the record date for any dividend or capital gain distribution, the shareholder will pay full price for the shares and receive some portion of the purchase price back as a taxable distribution.

Each Fund will be subject to a nondeductible 4% excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

Dividends each Fund distributes (including distributions of short-term capital gain), if any, are taxable to its shareholders as ordinary income (at rates up to 35% for individuals), except to the extent they constitute QDI regardless of whether the dividends are reinvested in Fund shares or received in cash.  Distributions of a Fund’s net capital gain, if any, are taxable to its shareholders as long-term capital gains, regardless of how long they have held their Fund shares and whether the distributions are reinvested in Fund shares or received in cash.  A shareholder’s sale (redemption) of Fund shares may result in a taxable gain, depending on whether the redemption proceeds are more or less than the adjusted basis for the shares.  An exchange of Fund shares for shares of another fund generally will have similar consequences.

Income from Foreign Securities.  Dividends and interest a Fund receives, and gains it realizes on foreign securities, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on its securities.  Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

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Each Fund may invest in the stock of “passive foreign investment companies” (“PFICs”).  A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive; or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income.  Under certain circumstances, each Fund will be subject to Federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC or of any gain on disposition of the stock (collectively, “PFIC income”), plus interest thereon, even if a Fund distributes the PFIC income as a dividend to its shareholders.  The balance of the PFIC income will be included in a Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.  Fund distributions thereof will not be eligible for the 15% maximum federal income tax rate on individuals’ QDI.

If a Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then, in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the QEF’s annual ordinary earnings and net capital gain -- which the Fund probably would have to distribute to satisfy the Distribution Requirement -- even if the Fund did not receive those earnings and gain from the QEF.  In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

Each Fund may elect to “mark to market” its stock in any PFIC.  “Marking-to-market,” in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the PFIC’s stock over a Fund’s adjusted basis therein as of the end of that year.  Pursuant to the election, a Fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election.  A Fund’s adjusted basis in each PFIC’s stock with respect to which it makes this election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

Gains or losses (1) from the disposition of foreign currencies; (2) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security; and (3) that are attributable to fluctuations in exchange rates that occur between the time a Fund accrues dividends, interest or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time a Fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss.  These gains or losses will increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its shareholders.

Derivatives Strategies.  The use of derivatives strategies, such as writing (selling) and purchasing options and futures contracts involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection therewith.  Gain from options and futures contracts a Fund derives with respect to its business of investing in securities, will be treated as qualifying income under the Income Requirement.

“Nonequity options” (i.e., listed options, such as those on “broad-based” stock indices) and futures in which each Fund may invest may be “section 1256 contracts.”  Section 1256 contracts that a Fund holds at the end of each taxable year, other than section 1256 contracts that are part of a “mixed straddle” with respect to which a Fund has made an election not to have the following rules apply, must be “marked-to-market” (that is, treated as sold for their fair market value) for Federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized.  Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss.  Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.

38

Code section 1092 (dealing with straddles) also may affect the taxation of derivatives in which a Fund may invest.  That section defines a “straddle” as offsetting positions with respect to actively traded personal property; for these purposes, options and futures contracts are positions in personal property.  Under that section, any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle.  In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above.  The regulations under section 1092 also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles.  If a Fund makes certain elections, the amount, character and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made.  Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of straddle transactions are not entirely clear.

If a call option written by a Fund lapses (i.e., terminates without being exercised), the amount of the premium it received for the option will be short-term capital gain.  If a Fund enters into a closing purchase transaction with respect to a written call option, it will have a short-term capital gain or loss based on the difference between the premium it received for the option it wrote and the premium it pays for the option it buys.  If such an option is exercised and a Fund thus sells the securities or futures contract subject to the option, the premium a Fund received will be added to the exercise price to determine the gain or loss on the sale.  If a call option purchased by a Fund lapses, it will realize short-term or long-term capital loss, depending on its holding period for the security or futures contract subject thereto.  If a Fund exercises a purchased call option, the premium it paid for the option will be added to the basis of the subject securities or futures contract.

If a Fund has an “appreciated financial position” – generally, an interest (including an interest through an option, futures contract or short sale) with respect to any stock, debt instrument (other than “straight debt”) or partnership interest the fair market value of which exceeds its adjusted basis – and enters into a “constructive sale” of the position, a Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time.  A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures contract a Fund or a related person enters into with respect to the same or substantially identical property.  In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale.  The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and a Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is a Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

The foregoing is only a general summary of some of the important Federal income tax considerations generally affecting the Funds.  No attempt is made to present a complete explanation of the Federal tax treatment of the Funds’ and their shareholders’ activities, and this discussion is not intended as a substitute for careful tax planning.  Accordingly, potential investors are urged to consult their own tax advisers for more detailed information and for information regarding any state, local or foreign taxes applicable to the Funds and to distributions therefrom.

39

FINANCIAL STATEMENTS

The financial statements for the each Fund for the fiscal year ended August 31, 2007, are herein incorporated by reference to the Funds’ Annual Report to Shareholders dated August 31, 2007.  To receive a copy of the Prospectus or Annual or Semi-Annual Reports to shareholders, without charge, write to or call the Trust at the address or telephone number listed above.

40

Appendix A

Description of Corporate Bond Ratings

Moody’s Investors Service and Standard and Poor’s Corporation are two prominent independent rating agencies that rate the quality of bonds.  Following are expanded explanations of the ratings shown in the Prospectus and this SAI.

Moody’s Investors Service Ratings

Aaa: Bonds with this rating are judged to be of the best quality.  They carry the smallest degree of investment risk.  Interest payments are protected by a large or exceptionally stable margin and principal is secure.

Aa: Bonds with this rating are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude.

A: Bonds with this rating possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds with this rating are considered as medium grade obligations, i.e.; they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds with this rating are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds with this rating generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds with this rating are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds with this rating represent obligations which are speculative to a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds with this rating are the lowest rated class of bonds. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

A-1

Generally, investment-grade debt securities are those rated Baa3 or better by Moody’s.

Standard & Poor’s Corporation Ratings

AAA: This rating is the highest rating assigned by Standard & Poor’s and is indicative of a very strong capacity to pay interest and repay principal.

AA: This rating indicates a very strong capacity to pay interest and repay principal and differs from the higher rated issues only by a small degree.

A: This rating indicates a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: This rating indicates an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC: These ratings indicate, on balance, a predominantly speculative capacity of the issuer to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: This rating is reserved for income bonds on which no interest is being paid.

D: This rating indicates debt in default, and payment of interest and/or repayment of principal are in arrears.

The ratings from AA to B may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories, for example A or B+.

Generally, investment-grade debt securities are those rated BBB or better by Standard & Poor’s.

A-2

APPENDIX B

Direxion Funds
Proxy Voting Policies and Procedures

The Direxion Funds have adopted the following guidelines (the “Guidelines”) pursuant to which the Funds’ investment adviser, Rafferty Asset Management (“RAM”), in the absence of special circumstances, generally shall vote proxies.  These Guidelines are designed to reasonably ensure that proxies are voted in the best interest of the shareholders of the Funds.

I.   Duty to Vote Proxies

RAM views seriously its responsibility to exercise voting authority over securities that are owned by the Funds.

A.             It is the policy of RAM to review each proxy statement on an individual basis and to vote exclusively with the goal to best serve the financial interests of the Funds’ shareholders.

B.           To document that proxies are being voted, RAM will keep a record reflecting when and how each proxy is voted. RAM will keep and maintain such records consistent with the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (“Advisers Act”), and other applicable regulations. RAM will make its proxy voting history and policies and procedures available to shareholders upon request.  The proxy voting history and policies and procedures will be available via our website, www.direxionfunds.com, or in written form. If requested in written form, the proxy voting history and policies and procedures shall be sent to a shareholder within three business days of such a request.  To request a written copy, shareholders, or their agents, may contact RAM at (800) 851-0511 or by writing to the Funds at P.O. Box 1993, Milwaukee, Wisconsin 53201.

II.   Guidelines for Voting Proxies

RAM will generally vote proxies so as to promote the long-term economic value of the underlying securities, and generally will follow the Guidelines provided below.  Each proxy proposal should be considered on its own merits, and an independent determination will be made whether to support or oppose management’s position.  RAM believes that the recommendation of management should be given substantial weight, but RAM will not support management proposals that may be detrimental to the underlying financial value of a stock.

The Direxion Funds portfolio management department will be responsible for administrating and overseeing the proxy voting process.

The Guidelines set forth below deal with the two basic categories of proxy proposals.  While they are not exhaustive, they do provide a good indication of RAM’s general approach to a wide range of issues.

RAM usually will oppose proposals that dilute the economic interest of shareholders, reduce shareholders’ voting rights, or otherwise limit their authority. Proxies will be voted in what is believed to be in the fund shareholders’ best interest and not necessarily always with management.  Each situation is considered individually within the general guidelines.  Routine proposals normally are voted based on the recommendation of the issuer’s management.  Non-routine proposals that could meaningfully impact the position of existing shareholders are given special consideration and voted in a manner that is believed to support the interests of the funds’ shareholders.

B-1

1.           Routine Proposals

Routine proposals are those that do not propose to change the structure, bylaws, or operations of the corporation to the detriment of the shareholders.  Given the routine nature of these proposals, proxies will nearly always be voted with management. Traditionally, routine proposals include:

●	Approval of auditors
●	Election of directors and officers of the corporation
●	Indemnification provisions for directors
●	Liability limitations of directors
●	Name changes
●	Declaring stock splits
●	Elimination of preemptive rights
●	Incentive compensation plans
●	Changing the date and/or the location of the annual meetings
●	Minor amendments to the articles of incorporation
●	Employment contracts between the company and its executives and remuneration for directors
●	Automatic dividend reinvestment plans
●	Retirement plans, pensions plans and profit sharing plans, creation of and amendments thereto

2.           Non-Routine Proposals

These proposals are more likely to affect the structure and operations of the corporation and, therefore, will have a greater impact on the value of the stock.  The portfolio voting the proxy will review each issue in this category on a case-by-case basis.  RAM will be especially critical of lavish executive compensation and highly priced merger acquisition proposals, which would tend to lower future corporate earnings potential.

Non-routine proposals typically include:

●	Mergers and acquisitions
●	Restructuring
●	Re-incorporation or formation
●	Changes in capitalization
●	Increase or decrease in number of directors
●	Increase or decrease in preferred stock
●	Increase or decrease in common stock
●	Stock option plans or other compensation plans
●	Social issues
●	Poison pills
●	Golden parachutes
●	Greenmail
●	Supermajority voting
●	Board classification without cumulative voting
●	Confidential voting

B-2

RAM will typically accept management’s recommendations on shareholder proposed social issues, since it does not have the means to either evaluate the economic impact of such proposals, or determine a consensus among shareholders’ social and political viewpoints.

III.   Conflicts of Interests

    RAM and affiliated companies’ business lines, limited to that of investment advisor to mutual funds and retail broker/dealer, preclude any potential material conflicts of interests between RAM and Direxion Funds’ shareholders. Neither RAM, nor its affiliates underwrite securities or own stock shares.

IV.   Recordkeeping and Reporting

    RAM is required to maintain records of proxies voted pursuant to Section 204(2) of the Advisers Act and Rule 204-2(c) thereunder.  RAM will maintain and make available to fund shareholders for review a copy of its proxy voting policies and procedures, a record of each vote cast, and each written and verbal shareholder request for proxy voting records.  In addition, RAM will maintain appropriate proxy voting records for the Funds in compliance with applicable regulations under the Investment Company Act of 1940, as amended.

    Proxy voting books and records are maintained by RAM for five years, the first two years can be accessed via the Funds’ website, www.direxionfunds.com, or requested in written form.  If requested in written form, the proxy voting history and policies and procedures shall be sent to a shareholder within three business days of such a request.  To request a written copy, shareholders, or their agents, may contact RAM at (800) 851-0511 or by writing to the Funds at P.O. Box 1993, Milwaukee, Wisconsin 53201. A copy of the twelve-month voting history of the Funds will be made available on the SEC’s website at http://www.sec.gov beginning August 1, 2004 for the twelve-month period beginning July 1, 2003, in accordance with applicable regulations under the 1940 Act.

Effective July 1, 2003

B-3

DIREXION FUNDS

HCM Freedom Fund

STATEMENT OF ADDITIONAL INFORMATION

33 Whitehall Street, 10th Floor
New York, New York 10004

(800) 851-0511

The Direxion Funds (the “Trust”) is a management investment company, or mutual fund that offers shares of a variety of investment portfolios to the public.  This Statement of Additional Information (“SAI”) relates to the Service Class of the HCM Freedom Fund (the “Fund”).

This SAI dated December 28, 2007 is not a prospectus.  It should be read in conjunction with the Fund’s Prospectus dated December 28, 2007.  This SAI is incorporated herein by reference into the Funds’ Prospectus.  In other words, it is legally part of the Fund’s Prospectus.

To receive a copy of the Prospectus, without charge, write or call the Trust at the address or telephone number above.

Dated:  December 29, 2007

Page

THE DIREXION FUNDS	1

CLASSIFICATION OF THE FUND	1

INVESTMENT POLICIES AND TECHNIQUES	1

American Depositary Receipts (“ADRs”)	1
Asset-Backed Securities	2
Bank Obligations	2
Corporate Debt Securities	3
Equity Securities	3
Foreign Securities	4
Illiquid Investments and Restricted Securities	5
Indexed Securities	5
Junk Bonds	6
Mortgage-Backed Securities	7
Options, Futures and Other Derivative Strategies	8
Other Investment Companies	13
Repurchase Agreements	14
Short Sales	14
Swap Agreements	15
U.S. Government Securities	16
Zero-Coupon Securities	17
Other Investment Risks and Practices	17

INVESTMENT RESTRICTIONS	18

PORTFOLIO TRANSACTIONS AND BROKERAGE	20

PORTFOLIO HOLDINGS INFORMATION	21

MANAGEMENT OF THE TRUST	21

Trustees and Officers	21
Principal Shareholders, Control Persons and Management Ownership	26
Investment Adviser and Subadviser	26
Portfolio Manager	28
Proxy Voting Policies and Procedures	28
Fund Administrator, Fund Accountant, Transfer Agent and Custodian	28
Distributor	29
Distribution Plan	29
Independent Registered Public Accounting Firm	30

DETERMINATION OF NET ASSET VALUE	30

REDEMPTIONS	31

Redemption In-Kind	31
Redemptions by Telephone	32
Receiving Payment	32

i

Anti-Money Laundering	32

EXCHANGE PRIVILEGE	33

SHAREHOLDER INFORMATION	33

Shareholder Information	33

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES	33

Dividends and Other Distributions	33
Taxes	33

FINANCIAL STATEMENTS	36

APPENDIX A	A-1

APPENDIX B	B-1

ii

THE DIREXION FUNDS

The Trust is a Massachusetts business trust organized on June 6, 1997 and is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”).  The Trust currently consists of numerous separate series, one of which is currently offered in this SAI.  This SAI relates only to the HCM Freedom Fund (the “Fund”).  Effective April 28, 2006, the trust changed its name to the Direxion Funds.  Prior to that date, the Trust was known as the Potomac Funds.

The Fund currently offers a single class of shares, the Service Class.  Service Class shares are made available through investment advisers, banks, trust companies or other authorized representatives without a sales charge but are subject to a distribution and service fee.

CLASSIFICATION OF THE FUND

The Fund is a “non-diversified” series of the Trust pursuant to the 1940 Act.  The Fund is considered “non-diversified” because a relatively high percentage of their assets may be invested in the securities of a limited number of issuers.  To the extent that the Fund assumes large positions in the securities of a small number of issuers, the Fund’s net asset value (“NAV”) may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market’s assessment of the issuers, and the Fund may be more susceptible to any single economic, political or regulatory occurrence than a diversified company.

The Fund’s classification as a “non-diversified” investment company means that the proportion of its assets that may be invested in the securities of a single issuer is not limited by the 1940 Act.  The Fund, however, intends to meet certain diversification standards at the end of each quarter of their taxable year.

INVESTMENT POLICIES AND TECHNIQUES

The Fund may engage in the investment strategies discussed below.  There is no assurance that any of these strategies or any other strategies and methods of investment available to the Fund will result in the achievement of its objectives.

American Depositary Receipts (“ADRs”)

The Fund may invest in ADRs and sell ADRs short.  ADRs are U.S. dollar-denominated receipts representing interests in the securities of a foreign issuer, which securities may not necessarily be denominated in the same currency as the securities into which they may be converted.  ADRs are receipts typically issued by U.S. banks and trust companies that evidence ownership of underlying securities issued by a foreign corporation.  ADRs include ordinary shares and New York shares (shares issued by non-U.S. companies that are listed on a U.S. securities exchange).  ADRs may be purchased through “sponsored” or “unsponsored” facilities.  A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security.  Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities.  ADRs are not necessarily denominated in the same currency as the underlying securities to which they may be connected.  Generally, ADRs in registered form are designed for use in the U.S. securities market and ADRs in bearer form are designed for use outside the United States.  For investment purposes, ADRs are not considered to be foreign securities by the Fund.

1

Asset-Backed Securities

The Fund may invest in of asset-backed securities of any rating or maturity to a limited extent.  Asset-backed securities are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). Typically, the originator of the loan or accounts receivable paper transfers it to a specially created trust, which repackages it as securities with a minimum denomination and a specific term. The securities are then privately placed or publicly offered.  Examples include certificates for automobile receivables and so-called plastic bonds, backed by credit card receivables.

The value of an asset-backed security is affected by, among other things, changes in the market's perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement.  Payments of principal and interest passed through to holders of asset-backed securities are frequently supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower’s other assets. The degree of credit enhancement varies, and generally applies to only a portion of the asset-backed security's par value. Value is also affected if any credit enhancement has been exhausted.

Bank Obligations

Money Market Instruments.  The Fund may invest in bankers’ acceptances, certificates of deposit, demand and time deposits, savings shares and commercial paper of domestic banks and savings and loans that have assets of at least $1 billion and capital, surplus, and undivided profits of over $100 million as of the close of their most recent fiscal year, or instruments that are insured by the Bank Insurance Fund or the Savings Institution Insurance Fund of the Federal Deposit Insurance Corporation (“FDIC”).  The Fund also may invest in high quality, short-term, corporate debt obligations, including variable rate demand notes, having a maturity of one year or less.  Because there is no secondary trading market in demand notes, the inability of the issuer to make required payments could impact adversely the Fund’s ability to resell when it deems advisable to do so.

Bankers’ Acceptances.  Bankers’ acceptances generally are negotiable instruments (time drafts) drawn to finance the export, import, domestic shipment or storage of goods.  They are termed “accepted” when a bank writes on the draft its agreement to pay it at maturity, using the word “accepted.”  The bank is, in effect, unconditionally guaranteeing to pay the face value of the instrument on its maturity date.  The acceptance may then be held by the accepting bank as an asset, or it may be sold in the secondary market at the going rate of interest for a specified maturity.

Certificates of Deposit (“CDs”).  The FDIC is an agency of the U.S. government that insures the deposits of certain banks and savings and loan associations up to $100,000 per deposit.  The interest on such deposits may not be insured to the extent this limit is exceeded.  Current federal regulations also permit such institutions to issue insured negotiable CDs in amounts of $100,000 or more without regard to the interest rate ceilings on other deposits.  To remain fully insured, these investments must be limited to $100,000 per insured bank or savings and loan association.

2

Commercial Paper.  Commercial paper includes notes, drafts or similar instruments payable on demand or having a maturity at the time of issuance not exceeding nine months, exclusive of days of grace or any renewal thereof.  The Fund may invest in commercial paper rated A-l or A-2 by Standard & Poor’s® (“S&P®”) or Prime-1 or Prime-2 by Moody’s Investors Services©, Inc. (“Moody’s”), and in other lower quality commercial paper.

Corporate Debt Securities

The Fund may invest in investment grade corporate debt securities.  Investment grade corporate bonds are those rated BBB or better by S&P® or Baa or better by Moody’s.  Securities rated BBB by S&P® are considered investment grade, but Moody’s considers securities rated Baa to have speculative characteristics.  See Appendix A for a description of corporate bond ratings.  The Fund may also invest in unrated debt securities.

Corporate debt securities are fixed-income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or un-secured status. Commercial paper has the shortest term and is usually unsecured.

The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid-and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.

Because of the wide range of types, and maturities, of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles.  For example, commercial paper issued by a large established domestic corporation that is rated investment-grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that an investor could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due.  Some corporate debt securities that are rated below investment-grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment.  For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise.  In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.

Equity Securities

Common Stocks. The Fund may invest in common stocks.  Common stocks represent the residual ownership interest in the issuer and are entitled to the income and increase in the value of the assets and business of the entity after all of its obligations and preferred stock are satisfied.  Common stocks generally have voting rights.  Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

3

Convertible Securities.  The Fund may invest in convertible securities.  Convertible securities include corporate bonds, notes and preferred stock that can be converted into or exchanged for a prescribed amount of common stock of the same or a different issue within a particular period of time at a specified price or formula.  A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible stock matures or is redeemed, converted or exchanged.  While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.  The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline.  While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.  When investing in convertible securities, the Fund may invest in the lowest credit rating category.

Preferred Stock. The Fund may invest in preferred stock.  A preferred stock blends the characteristics of a bond and common stock.  It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer’s growth may be limited.  Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors if the issuer is dissolved.  Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.  When investing in preferred stocks, the Fund may invest in the lowest credit rating category.

Warrants and Rights.  The Fund may purchase warrants and rights, which are instruments that permit a Fund to acquire, by subscription, the capital stock of a corporation at a set price, regardless of the market price for such stock.  Warrants may be either perpetual or of limited duration but they usually do not have voting rights or pay dividends.  The market price of warrants is usually significantly less than the current price of the underlying stock.  Thus, there is a greater risk that warrants might drop in value at a faster rate than the underlying stock.

Foreign Securities

The Fund may have both direct and indirect exposure to foreign securities through investments in stock index futures contracts, options on stock index futures contracts and options on securities and on stock indices.  In most cases, the best available market for foreign securities will be on exchanges or in over-the-counter (“OTC”) markets located outside the United States.

Investing in foreign securities carries political and economic risks distinct from those associated with investing in the United States.  Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on or delays in the removal of funds or other assets of an investor, political or financial instability or diplomatic and other developments that could affect such investments.  Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or to convert currency into U.S. dollars.  There may be a greater possibility of default by foreign governments or foreign-government sponsored enterprises.  Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest or adverse diplomatic developments.

4

Illiquid Investments and Restricted Securities

The Fund may purchase and hold illiquid investments.  The Fund will not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets (taken at current value) would be invested in investments that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.  This policy does not include restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (“1933 Act”), which the Trust’s Board of Trustees (“Board” or “Trustees”) or Rafferty Asset Management, LLC, the Fund’s investment adviser (“Rafferty” or “Adviser”) has determined under Board-approved guidelines are liquid.  The Fund does not currently anticipate investing in such restricted securities.

The term “illiquid investments” for this purpose means investments that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investments.  Investments currently considered to be illiquid include:  (1) repurchase agreements not terminable within seven days; (2) securities for which market quotations are not readily available; (3) OTC options and their underlying collateral; (4) bank deposits, unless they are payable at principal amount plus accrued interest on demand or within seven days after demand; (5) restricted securities not determined to be liquid pursuant to guidelines established by the Board; and (6) in certain circumstances, securities involved in swap, cap, floor or collar transactions.  The assets used as cover for OTC options written by the Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement.  The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

The Fund may not be able to sell illiquid investments when Rafferty or Horizon Capital Management (“HCM” or “Subadviser”) considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were liquid.  (Collectively, Rafferty and HCM are referred to herein as “Advisers” in certain circumstances.)  In addition, the sale of illiquid investments may require more time and result in higher dealer discounts and other selling expenses than does the sale of investments that are not illiquid.  Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and investment in illiquid investments may have an adverse impact on NAV.

Rule 144A establishes a “safe harbor” from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers.  Institutional markets for restricted securities that have developed as a result of Rule 144A provide both readily ascertainable values for certain restricted securities and the ability to liquidate an investment to satisfy share redemption orders.  An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by the Fund, however, could affect adversely the marketability of such portfolio securities and the Fund may be unable to dispose of such securities promptly or at reasonable prices.

Indexed Securities

The Fund may purchase indexed securities, which are securities, the value of which varies positively or negatively in relation to the value of other securities, securities indices or other financial indicators, consistent with its investment objective.  Indexed securities may be debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.  Recent issuers of indexed securities have included banks, corporations and certain U.S. government agencies.

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The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed and also may be influenced by interest rate changes in the United States and abroad.  At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates.  Indexed securities may be more volatile than the underlying instruments.  Certain indexed securities that are not traded on an established market may be deemed illiquid.  See “Illiquid Investments and Restricted Securities” above.

The Fund may invest in Standard & Poor’s Depositary Receipts® (“SPDRs®”).  SPDRs® represent ownership in the SPDR Trust Series 1, a unit investment trust that holds a portfolio of common stocks designed to track the price performance and dividend yield of the Standard & Poor’s 500 Composite Stock Price IndexTM (“S&P 500® Index”) and whose shares trade on the American Stock Exchange (“AMEX”).  The value of SPDRs® fluctuates in relation to changes in the value of the underlying portfolio of common stocks.  The market price of SPDRs®, however, may not be equivalent to the pro rata value of the S&P 500® Index.  SPDRs® are subject to the risks of an investment in a broadly based portfolio of common stocks.

The Fund may invest in DIAMONDS®.  DIAMONDS represent an investment in a unit investment trust (“DIAMONDS Trust”) that owns shares in proportion to the weightings of the stocks comprising the Dow Jones Industrial Average® (“DJIA®”).  The DIAMONDS Trust is structured so that its shares trade at approximately 1/100 (one one-hundredth) of the value of the DJIA®.  The DIAMONDS Trust’s shares trade on the AMEX.  An investment in DIAMONDS® is subject to risks similar to those of other diversified stock portfolios, including market volatility and that the general level of stock prices may decline.  Although DIAMONDS® are designed to provide investment results that generally correspond to the price and yield performance of the DJIA®, the DIAMONDS Trust may not be able to exactly replicate the performance of the DJIA® because of trust expenses and other factors.

The Fund may invest in NASDAQ-100 Index® Tracking Stock, often referred to as QQQQs®.  QQQQs® represent ownership in the NASDAQ-100® Trust, a unit investment trust that holds a portfolio of common stocks designed to track the price performance and dividend yield of the NASDAQ-100 Index® (NASDAQ-100®”) and whose shares trade on the AMEX.  The value of the QQQQs® fluctuates in relation to changes in the value of the underlying portfolio of common stocks.  The market price of QQQQs®, however, may not be equivalent to the pro rata value of the NASDAQ-100®.  QQQQs® are subject to the risks of an investment in a broadly based portfolio of common stocks.

Investments in SPDRs®, DIAMONDS® and QQQQs® are considered investments in other investment companies discussed below.

The Fund may invest, instead of or in addition to these indexed securities, in shares of alternate ETFs tracking the same market indices or other market indices within the same general market.

Junk Bonds

The Fund may invest in lower-rated debt securities of any maturity, often called “junk bonds.”

“Junk Bonds,” generally offer a higher current yield than that available for higher-grade issues.  However, lower-rated securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates.  During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, the market for lower-rated debt securities has expanded rapidly in recent years, and its growth paralleled a long economic expansion.  At times in recent years, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties.  As a result, the yields on lower-rated debt securities rose dramatically, but such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather, the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or default.  There can be no assurance that such declines will not recur.

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The market for lower-rated debt issues generally is thinner and less active than that for higher quality securities, which may limit the Fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets.  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market.

Mortgage-Backed Securities

The Fund may invest to a limited extent in mortgage-backed securities.  A mortgage-backed security is a type of pass-through security, which is a security representing pooled debt obligations repackaged as interests that pass income through an intermediary to investors. In the case of mortgage-backed securities, the ownership interest is in a pool of mortgage loans.

Mortgage-backed securities are most commonly issued or guaranteed by the Government National Mortgage Association (“Ginnie Mae®” or “GNMA”), Federal National Mortgage Association (“Fannie Mae©” or “FNMA”) or Federal Home Loan Mortgage Corporation (“Freddie Mac©” or “FHLMC”), but may also be issued or guaranteed by other private issuers. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities.  FNMA is a publicly owned, government-sponsored corporation that mostly packages mortgaged backed by the Federal Housing Administration, but also sells some non-governmentally backed mortgages. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest only by FNMA. The FHLMC is a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provide certain guarantees.  The corporation’s stock is owned by savings institutions across the United States and is held in trust by the Federal Home Loan Bank System. Pass-through securities issued by the FHLMC are guaranteed as to timely payment of principal and interest only by the FHLMC.

Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. government.  The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool.

Collateralized mortgage obligations (“CMOs”) are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as “Mortgage Assets”).  Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references in this section to CMOs include multi-class pass-through securities.  Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid.  Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis.  The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

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Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities.  The Fund will only invest in SMBS that are obligations backed by the full faith and credit of the U.S. Government. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. The Fund will only invest in SMBS whose mortgage assets are U.S. government obligations.  A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal.  If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities.  The market value of any class which consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

Investment in mortgage-backed securities poses several risks, including among others, prepayment, market and credit risk.  Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment’s average life and perhaps its yield.  Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower.  Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise.  Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.  Market risk reflects the risk that the price of a security may fluctuate over time.  The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue.  In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and the Fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.  Credit risk reflects the risk that an investor may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations.  Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government.  The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions. With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the “pass-through” payments may, at times, be difficult.

Options, Futures and Other Derivative Strategies

General.  The Fund may use certain options (traded on an exchange and OTC, or otherwise), futures contracts (sometimes referred to as “futures”) and options on futures contracts (collectively, “Financial Instruments”) as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of a position, to create a synthetic money market position, for certain tax-related purposes and to effect closing transactions.

The use of Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission (“CFTC”).  In addition, the Fund’s ability to use Financial Instruments will be limited by tax considerations.  See “Dividends, Other Distributions and Taxes.”  Pursuant to a claim for exemption filed with the National Futures Association on behalf of the Fund, the Fund is not deemed to be a commodity pool operator or a commodity pool under the Commodity Exchange Act and is not subject to the registration or regulation as such under the Commodity Exchange Act.

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In addition to the instruments, strategies and risks described below and in the Prospectus, the Advisers may discover additional opportunities in connection with Financial Instruments and other similar or related techniques.  These new opportunities may become available as the Advisers develop new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed.  The Advisers may utilize these opportunities to the extent that they are consistent with the Fund’s investment objective and permitted by the Fund’s investment limitations and applicable regulatory authorities.  The Fund’s Prospectus or this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

Special Risks.  The use of Financial Instruments involves special considerations and risks, certain of which are described below.  Risks pertaining to particular Financial Instruments are described in the sections that follow.

(1)    Successful use of most Financial Instruments depends upon the Advisers’ ability to predict movements of the overall securities markets, which requires different skills than predicting changes in the prices of individual securities.  The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to distortion.  Due to the possibility of distortion, a correct forecast of stock market trends by the Advisers may still not result in a successful transaction.  The Advisers may be incorrect in their expectations as to the extent of market movements or the time span within which the movements take place that, thus, may result in a strategy being unsuccessful.

(2)    Options and futures prices can diverge from the prices of their underlying instruments.  Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way.  Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, and from imposition of daily price fluctuation limits or trading halts.

(3)    As described below, the Fund might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (e.g., Financial Instruments other than purchased options). If the Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured.  These requirements might impair the Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.  The Fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position.  Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

(4)    Losses may arise due to unanticipated market price movements, lack of a liquid secondary market for any particular instrument at a particular time or due to losses from premiums paid by the Fund on options transactions.

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Cover.  Transactions using Financial Instruments, other than purchased options, expose the Fund to an obligation to another party.  The Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities or other options or futures contracts or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above.  The Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian, U.S. Bank, N.A. (“Custodian”), in the prescribed amount as determined daily.

Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets.  As a result, the commitment of a large portion of the Fund’s assets to cover or accounts could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Options.  The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment and general market conditions.  Options that expire unexercised have no value.  Options currently are traded on the Chicago Board Options Exchange® (“CBOE®”), the AMEX and other exchanges, as well as the OTC markets.

By buying a call option on a security, the Fund has the right, in return for the premium paid, to buy the security underlying the option at the exercise price.  By writing (selling) a call option and receiving a premium, the Fund becomes obligated during the term of the option to deliver securities underlying the option at the exercise price if the option is exercised.  By buying a put option, the Fund has the right, in return for the premium, to sell the security underlying the option at the exercise price.  By writing a put option, the Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price.

Because options premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction.  For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction.  Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction.  Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

Risks of Options on Securities.  Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction.  In contrast, OTC options are contracts between the Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee.  Thus, when the Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option.  Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

The Fund’s ability to establish and close out positions in exchange-traded options depends on the existence of a liquid market.  However, there can be no assurance that such a market will exist at any particular time.  Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists.  There can be no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration.  In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

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If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit.  The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options on Indices.  An index fluctuates with changes in the market values of the securities included in the index.  Options on indices give the holder the right to receive an amount of cash upon exercise of the option.  Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than (in the case of a call) or less than (in the case of put) the exercise price of the option.  Some stock index options are based on a broad market index such as the S&P 500® Index, the NYSE Composite Index or the AMEX Major Market Index, or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index.

The exchanges have established limitations governing the maximum number of call or put options on the same index that may be bought or written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers).  Under these limitations, option positions of all investment companies advised by Rafferty are combined for purposes of these limits.  Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions.  These positions limits may restrict the number of listed options that the Fund may buy or sell.

Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts.  When the Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call.  The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total value for each point of such difference.  When the Fund buys a call on an index, it pays a premium and has the same rights to such call as are indicated above.  When the Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund’s exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls.  When the Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price.

Risks of Options on Indices.  If the Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change.  If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

OTC Options.  Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract.  While this type of arrangement allows the Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

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Futures Contracts and Options on Futures Contracts.  A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified security on the expiration date of the contract.  An index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made.  No physical delivery of the underlying securities in the index is made.

When the Fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time during the term of the option.  If the Fund writes a call, it assumes a short futures position.  If it writes a put, it assumes a long futures position.  When the Fund purchases an option on a futures contract, it acquires the right in return for the premium it pays to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

Whether the Fund realizes a gain or loss from futures activities depends upon movements in the underlying security or index.  The extent of the Fund’s loss from an unhedged short position in futures contracts or from writing unhedged call options on futures contracts is potentially unlimited.  The Fund only purchases and sells futures contracts and options on futures contracts that are traded on a U.S. exchange or board of trade.

No price is paid upon entering into a futures contract.  Instead, at the inception of a futures contract the Fund is required to deposit “initial margin” in an amount generally equal to 10% or less of the contract value.  Margin also must be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules.  Unlike margin in securities transactions, initial margin does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied.  Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures commission merchant daily as the value of the futures position varies, a process known as “marking-to-market.”  Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund’s obligations to or from a futures commission merchant.  When the Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk.  In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements.  If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions in options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold.  Positions in futures and options on futures contracts may be closed only on an exchange or board of trade that provides a secondary market.  However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time.  In such event, it may not be possible to close a futures contract or options position.

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Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit.  Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses.  A Fund would continue to be subject to market risk with respect to the position.  In addition, except in the case of purchased options, a Fund would continue to be required to make daily variation margin payments and might be required to maintain cash or liquid assets in an account.

Risks of Futures Contracts and Options Thereon.  The ordinary spreads between prices in the cash and futures markets (including the options on futures markets), due to differences in the natures of those markets, are subject to the following factors, which may create distortions.  First, all participants in the futures market are subject to margin deposit and maintenance requirements.  Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationships between the cash and futures markets.  Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery.  To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion.  Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market.  Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

Combined Positions.  The Fund may purchase and write options in combination with each other.  For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract.  Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase.  Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Other Investment Companies

The Fund may invest in securities of other investment companies.  Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses.  By investing in another investment company, the Fund becomes a shareholder of that investment company.  As a result, Fund shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations.

The Fund currently intends to limit its investments in securities issued by other investment companies in accordance with the 1940 Act.  Section 12(d)(1) of the 1940 Act precludes the Fund from acquiring (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund.  However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding shares of such investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not offered or sold, and is not proposing to offer or sell its shares through a principal underwriter or otherwise at a public or offering price that includes a sales load of more than 1 1/2%.

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If the Fund invests in investment companies pursuant to Section 12(d)(1)(F), it must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.  In addition, an investment company purchased by the Fund pursuant to Section 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days.

Repurchase Agreements

The Fund may enter into repurchase agreements with banks that are members of the Federal Reserve System or securities dealers that are members of a national securities exchange or are primary dealers in U.S. government securities.  Repurchase agreements generally are for a short period of time, usually less than a week.  Under a repurchase agreement, the Fund purchases a U.S. government security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later.  The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the Fund’s holding period.  While the maturities of the underlying securities in repurchase agreement transactions may be more than one year, the term of each repurchase agreement always will be less than one year.  Repurchase agreements with a maturity of more than seven days are considered to be illiquid investments.  The Fund may not enter into such a repurchase agreement if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid investments.  See “Illiquid Investments and Restricted Securities” above.

The Fund will always receive, as collateral, securities whose market value, including accrued interest, at all times will be at least equal to 100% of the dollar amount invested by the Fund in each repurchase agreement.  In the event of default or bankruptcy by the seller, the Fund will liquidate those securities (whose market value, including accrued interest, must be at least 100% of the amount invested by the Fund) held under the applicable repurchase agreement, which securities constitute collateral for the seller’s obligation to repurchase the security.  If the seller defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral.  In addition, if bankruptcy or similar proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited.

Short Sales

The Fund may engage in short sale transactions under which it sells a security it does not own.  To complete such a transaction, the Fund must borrow the security to make delivery to the buyer.  The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement.  The price at such time may be more or less than the price at which the security was sold by the Fund.  Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends that accrue during the period of the loan.  The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.

14

Until the Fund closes its short position or replaces the borrowed stock, the Fund will:  (1) maintain an account containing cash or liquid assets at such a level that (a) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the stock sold short and (b) the amount deposited in the account plus the amount deposited with the broker as collateral will not be less than the market value of the stock at the time the stock was sold short; or (2) otherwise cover the Fund’s short position.

Swap Agreements

The Fund may enter into swap agreements.  Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.  The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

Most swap agreements entered into by the Fund calculate the obligations of the parties to the agreement on a “net basis.”  Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).  Payments may be made at the conclusion of a swap agreement or periodically during its term.

Swap agreements do not involve the delivery of securities or other underlying assets.  Accordingly, if a swap is entered into on a net basis, if the other party to a swap agreement defaults, the Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any.

The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to a swap agreement entered into on a net basis will be accrued daily and an amount of cash or liquid asset having an aggregate NAV at least equal to the accrued excess will be maintained in an account with the Custodian that satisfies the 1940 Act.  The Fund will also establish and maintain such accounts with respect to its total obligations under any swaps that are not entered into on a net basis.  Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities.

Because they are two-party contracts and may have terms of greater than seven days, swap agreements may be considered to be illiquid for the Fund illiquid investment limitations.  The Fund will not enter into any swap agreement unless Rafferty or the Subadviser believes that the other party to the transaction is creditworthy.  The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

The Fund may enter into a swap agreement in circumstances where Rafferty or the Subadviser believes that it may be more cost effective or practical than buying the underlying securities or a futures contract or an option on such securities.  The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer.  The counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks represented in the index, plus the dividends that would have been received on those stocks.  The Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks.  Therefore, the return to the Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

15

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments that are traded in the OTC market.  Rafferty, under the supervision of the Board, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.

The use of equity swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

U.S. Government Securities

The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (“U.S. government securities”) in pursuit of their investment objectives, in order to deposit such securities as initial or variation margin, as “cover” for the investment techniques they employ, as part of a cash reserve and for liquidity purposes.

U.S. government securities are high-quality instruments issued or guaranteed as to principal or interest by the U.S. Treasury or by an agency or instrumentality of the U.S. government.  Not all U.S. government securities are backed by the full faith and credit of the United States.  Some are backed by the right of the issuer to borrow from the U.S. Treasury; others are backed by discretionary authority of the U.S. government to purchase the agencies’ obligations; while others are supported only by the credit of the instrumentality.  In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

U.S. government securities include Treasury Bills (which mature within one year of the date they are issued), Treasury Notes (which have maturities of one to ten years) and Treasury Bonds (which generally have maturities of more than 10 years).  All such Treasury securities are backed by the full faith and credit of the United States.

U.S. government agencies and instrumentalities that issue or guarantee securities include the Federal Housing Administration, Fannie Mae©, the Farmers Home Administration, the Export-Import Bank of the United States, the Small Business Administration, Ginnie Mae®, the General Services Administration, Central Bank for Cooperatives, the Federal Home Loan Banks, the Freddie Mac©, the Farm Credit Banks, the Maritime Administration, the Tennessee Valley Authority, the Resolution Funding Corporation and the Student Loan Marketing Association (“Sallie Mae©”).

Yields on short-, intermediate- and long-term U.S. government securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering and the maturity of the obligation.  Debt securities with longer maturities tend to produce higher capital appreciation and depreciation than obligations with shorter maturities and lower yields.  The market value of U.S. government securities generally varies inversely with changes in the market interest rates.  An increase in interest rates, therefore, generally would reduce the market value of the Fund’s portfolio investments in U.S. government securities, while a decline in interest rates generally would increase the market value of the Fund’s portfolio investments in these securities.

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Zero-Coupon Securities

The Fund may invest in zero-coupon bonds of any rating or maturity.

Zero-coupon securities make no periodic interest payments, but are sold at a deep discount from their face value.  The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date.  The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer’s perceived credit quality.  If the issuer defaults, the Fund may not receive any return on its investment.  Because zero-coupon securities bear no interest and compound semiannually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities.  Since zero-coupon bondholders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than bonds paying interest on a current basis.  When interest rates fall, zero-coupon securities rise more rapidly in value because the bonds reflect a fixed rate of return.  An investment in zero-coupon and delayed interest securities may cause Fund to recognize income and make distributions to shareholders before it receives any cash payments on its investment.

Other Investment Risks and Practices

Borrowing.  The Fund may borrow money for investment purposes, which is a form of leveraging.  Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk while increasing investment opportunity.  Leverage will magnify changes in the Fund’s NAV and on its investments.  Although the principal of such borrowings will be fixed, the Fund’s assets may change in value during the time the borrowing is outstanding.  Leverage also creates interest expenses for the Fund.  To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund’s net income will be greater than it would be if leverage were not used.  Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than it would be if leverage were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced.  The use of derivatives in connection with leverage creates the potential for significant loss.

The Fund may borrow money to facilitate management of the Fund’s portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous.  Such borrowing is not for investment purposes and will be repaid by the borrowing Fund promptly.

As required by the 1940 Act, the Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed.  If at any time the value of the required asset coverage declines as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio investments within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell portfolio instruments at that time.

In addition to the foregoing, the Fund may borrow money from a bank as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of its total assets.  This borrowing is not subject to the foregoing 300% asset coverage requirement.  The Fund may pledge portfolio securities as Rafferty deems appropriate in connection with any borrowings.

Lending Portfolio Securities.  The Fund may lend portfolio securities with a value not exceeding 33 1/3% of its total assets to brokers, dealers, and financial institutions.  Borrowers are required continuously to secure their obligations to return securities on loan from the Fund by depositing any combination of short-term government securities and cash as collateral with the Fund.  The collateral must be equal to at least 100% of the market value of the loaned securities, which will be marked to market daily.  While the Fund’s portfolio securities are on loan, the Fund continues to receive interest on the securities loaned and simultaneously earns either interest on the investment of the collateral or fee income if the loan is otherwise collateralized.  The Fund may invest the interest received and the collateral, thereby earning additional income.  Loans would be subject to termination by the lending Fund on four business days’ notice or by the borrower on one-day notice.  Borrowed securities must be returned when the loan is terminated.  Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan inures to the lending Fund and the Fund’s shareholders.  A lending Fund may pay reasonable finders, borrowers, administrative and custodial fees in connection with a loan.  The Fund currently has no intention of lending its portfolio securities.

Portfolio Turnover.  The Trust anticipates that the Fund will have very high portfolio turnover due to the active management of its portfolio.  The Fund’s portfolio turnover rate is calculated by the lesser of the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year.  Based on this calculation, instruments with remaining maturities of less than one year are excluded from the portfolio turnover rate.  Such instruments generally would include futures contracts and options, since such contracts generally have a remaining maturity of less than one year.  In any given period, all of the Fund’s investments may have a remaining maturity of less than one year; in which case, the portfolio turnover rate for that period would be equal to zero.  However, the Fund’s portfolio turnover rate calculated with all securities whose maturities were one year or less is anticipated to be unusually high.

High portfolio turnover involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities.  Such sales also may result in adverse tax consequences to the Fund’s shareholders.  The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

INVESTMENT RESTRICTIONS

In addition to the investment policies and limitations described above and described in the Prospectus, the Trust, on behalf of the Fund, has adopted the following investment limitations, which are fundamental policies and may not be changed without the vote of a majority of the outstanding voting securities of the Fund.  Under the 1940 Act, a “vote of the majority of the outstanding voting securities” of the Fund means the affirmative vote of the lesser of: (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at a shareholders meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment.  Except with respect to borrowing money, if a percentage limitation is adhered to at the time of the investment, a later increase or decrease in the percentage resulting from any change in value or net assets will not result in a violation of such restrictions.  If at any time the Fund’s borrowings exceed its limitations due to a decline in net assets, such borrowings will be reduced promptly to the extent necessary to comply with the limitation.

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The Fund shall not:

1.   Lend any security or make any other loan if, as a result, more than 33 1/3% of the value of the Fund’s total assets would be lent to other parties, except (1) through the purchase of a portion of an issue of debt securities in accordance with the Fund’s investment objective, policies and limitations; or (2) by engaging in repurchase agreements with respect to portfolio securities.

2.   Underwrite securities of any other issuer.

3.   Purchase, hold, or deal in real estate or oil and gas interests.

4.   Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act) (including the amount of senior securities issued by excluding liabilities and indebtedness not constituting senior securities), except (1) that the Fund may issue senior securities in connection with transactions in options, futures, options on futures and forward contracts, swaps, caps, floors, collars and other similar investments; (2) as otherwise permitted herein and in Investment Limitations Nos. 5 and 7; and (3) the Fund may make short sales of securities.

5.   Pledge, mortgage, or hypothecate the Fund’s assets, except (1) to the extent necessary to secure permitted borrowings; (2) in connection with the purchase of securities on a forward-commitment or delayed-delivery basis or the sale of securities on a delayed-delivery basis; and (3) in connection with options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other financial instruments.

6.   Invest in physical commodities, except that the Fund may purchase and sell foreign currency, options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars, securities on a forward-commitment or delayed-delivery basis, and other financial instruments.

7.   Borrow money, except (1) to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33 1/3% of the value of the Fund’s total assets); (2) as a temporary measure and then only in amounts not to exceed 5% of the value of the Fund’s total assets; (3) to enter into reverse repurchase agreements; and (4) to lend portfolio securities.  For purposes of this investment limitation, the purchase or sale of options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other financial instruments shall not constitute borrowing.

8.   Concentrate its investments in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.  The SEC staff has taken the position that a mutual fund concentrates its investments in a particular industry if 25% or more of its total assets are invested in issuers within the same industry.

The Fund had adopted the following fundamental investment policy that enables it to invest in another investment company or series thereof:

Not withstanding any other limitation, the Fund may invest all of its investable assets in an open end management investment company with the same limitations as the Fund.  For this purpose, “all of the Fund’s investable assets” means that the only investment securities that will be held by the Fund will be the Fund’s interest in the investment company.

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PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision by the Board, Rafferty and/or the Subadviser, as applicable, are responsible for decisions to buy and sell securities for the Fund, the selection of broker-dealers to effect the transactions, and the negotiation of brokerage commissions, if any.  Rafferty expects that the Fund may execute brokerage or other agency transactions through registered broker-dealers, for a commission, in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.  There is generally no stated commission in the case of fixed income securities, which are commonly traded in the OTC market, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up.

When selecting a broker or dealer to execute portfolio transactions, Rafferty considers many factors, including the rate of commission or the size of the broker-dealer’s “spread,” the size and difficulty of the order, the nature of the market for the security, operational capabilities of the broker-dealer and the research, statistical and economic data furnished by the broker-dealer to Rafferty and/or the Subadviser.

In effecting portfolio transactions for the Fund, Rafferty seeks to receive the closing prices of securities that are in line with those of the securities included in the applicable index and seeks to execute trades of such securities at the lowest commission rate reasonably available.  With respect to agency transactions, Rafferty may execute trades at a higher rate of commission if reasonable in relation to brokerage and research services provided to the Fund or Rafferty.  Such services may include the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities.  The Fund believes that the requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund, Rafferty and/or the Subadviser, as applicable, from obtaining a high quality of brokerage and research services.  In seeking to determine the reasonableness of brokerage commissions paid in any transaction, Rafferty relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction.

Rafferty and/or the Subadviser may use research and services provided to it by brokers in servicing the Fund; however, not all such services may be used by Rafferty and/or the Subadviser in connection with the Fund.  While the receipt of such information and services is useful in varying degrees and generally would reduce the amount of research or services otherwise performed by Rafferty and/or the Subadviser, this information and these services are of indeterminable value and would not reduce Rafferty’s investment advisory fee to be paid by the Fund or the subadvisory fees to be paid by Rafferty.

Purchases and sales of U.S. government securities normally are transacted through issuers, underwriters or major dealers in U.S. government securities acting as principals.  Such transactions are made on a net basis and do not involve payment of brokerage commissions.  The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.

Aggregate brokerage commissions paid by the Fund for the following fiscal periods are shown in the table below.

HCM Freedom Fund	Brokerage Fees Paid
Fiscal Year Ended August 31, 2007	$128,394
Fiscal Year Ended August 31, 2006	$200,644
December 8, 2004 to August 31, 2005	$216,723

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PORTFOLIO HOLDINGS INFORMATION

The Trust maintains portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the Fund’s portfolio investments to ensure that such disclosure is in the best interests of the Fund’s shareholders.  In adopting the policies, the Board considered actual and potential material conflicts that could arise between the interest of Fund shareholders, the Adviser, distributor, or any other affiliated person of the Fund.  Disclosure of the Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q.  These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.

From time to time, rating and ranking organizations such as Standard & Poor’s® and Morningstar®, Inc. may request complete portfolio holdings information in connection with rating a Fund.  Similarly, pension plan sponsors, consultants and/or other financial institutions may request a complete list of portfolio holdings in order to assess the risks of the Fund’s portfolio along with related performance attribution statistics.  The Trust believes that these third parties have legitimate objectives in requesting such portfolio holdings information.  To prevent such parties from potentially misusing the complete portfolio holdings information, the Fund will generally only disclose such information as of the end of the most recent calendar quarter, with a lag of approximately 60 days.  In addition, the Fund’s President or Chief Compliance Officer may grant exceptions to permit additional disclosure of the complete portfolio holdings information at differing times and with differing lag times to rating agencies and to the parties noted above, provided that (1) the recipient is subject to a confidentiality agreement; (2) the recipient will utilize the information to reach certain conclusions about the investment management characteristics of the Fund and will not use the information to facilitate or assist in any investment program; and (3) the recipient will not provide access to third parties to this information.  The Chief Compliance Officer shall report any disclosures made pursuant to this exception to the Board.

In addition, the Fund’s service providers, such as custodian, administrator, transfer agent, distributor, legal counsel and independent registered public accounting firm may receive portfolio holdings information in connection with their services to the Fund.  In no event shall the Advisers, their affiliates or employees, or the Fund receive any direct or indirect compensation in connection with the disclosure of information about the Fund’s portfolio holdings.

In the event a portfolio holdings disclosure made pursuant to the policies presents a conflict of interest between the Fund’s shareholders and Rafferty, the Subadviser, the distributor and their affiliates or employees and any affiliated person of the Fund, the disclosure will not be made unless a majority of the Independent Trustees approves such disclosure.

MANAGEMENT OF THE TRUST

Trustees and Officers

The business affairs of the Fund are managed by or under the direction of the Board.  The Trustees are responsible for overseeing the Fund’s business affairs and for exercising all the powers of the Fund except those reserved to the shareholders.  A Trustee may be removed by the other Trustees or by a two-thirds vote of the outstanding Trust shares.

The following table is a list of the Trustees and officers of the Trust, their age, business address and principal occupation during the past five years including any affiliation with Rafferty, the length of service to the Trust, and the position, if any, that they hold on the board of directors of companies other than the Trust.  Each Trustee of the Trust also serves on the Board of the Direxion Insurance Trust, the other registered investment company in the Direxion mutual fund complex.  Unless otherwise noted, an individual’s business address is 33 Whitehall Street, 10th Floor, New York, New York 10004.

21

Interested Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee
Lawrence C. Rafferty(1) Age: 65	Chairman of the Board of Trustees	Lifetime of Trust until removal or resignation; Since 1997	Chairman and Chief Executive Officer of Rafferty, 1997-present; Chief Executive Officer of Rafferty Companies, LLC, 1996-present; Chief Executive Officer of Rafferty Capital Markets, Inc., 1995- present.	114	Board of Trustees, Fairfield University; Board of Directors, St. Vincent’s Services; Executive Committee, Metropolitan Golf Association

Non-Interested Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee
Daniel J. Byrne Age: 63	Trustee	Lifetime of Trust until removal or resignation; Since 1997	President and Chief Executive Officer of Byrne Securities Inc., 1992-present; Trustee, The Opening Word Program, Wyandanch, New York.	114	None
Gerald E. Shanley III Age: 64	Trustee	Lifetime of Trust until removal or resignation; Since 1997	Business Consultant, 1985-present; Trustee of Trust Under Will of Charles S. Payson, 1987-present; C.P.A., 1979-present.	114	None
John Weisser Age: 65	Trustee	Lifetime of Trust until removal or resignation; Since 2007	Retired, Since 1995; Salomon Brothers, Inc, 1971-1995, most recently as Managing Director.	114	MainStay VP Series Fund, Inc.

22

Officers

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee
Daniel D. O’Neill Age: 39	President; Chief Operating Officer and Chief Investment Officer	One Year; Since 1999 One Year; Since 2006	Managing Director of Rafferty, 1999-present.	N/A	N/A
William Franca Age: 50	Executive Vice President - Head of Distribution	One Year; Since 2006	Senior Vice President - National Sales, Massachusetts Financial Services/SunLife Financial Distributors, 2002-2004; Executive Vice President, Distribution, SunLife, 2001-2002.	N/A	N/A
Todd Warren Age: 40	Chief Compliance Officer	One Year; Since 2007	Chief Legal Officer, Alaric Compliance Services, LLC 2006 to present; CCO and General Counsel, Oracle Evolution LLC 10/04 – 2/06.	N/A	N/A
Todd Kellerman Age: 33	Chief Financial Officer	Once Year; Since 2007	Vice President of Corporate Development. Raven Holdings, Inc., 2003-2005; Business Consultant, 2002-2003; Senior Consultant – Business Consulting, Arthur Andersen, 1999- 2000.	N/A	N/A
Stephen P. Sprague Age: 58	Treasurer and Controller	One Year; Since 1999	Chief Financial Officer of Rafferty for the past 5 years.	N/A	N/A
Eric W. Falkeis 615 East Michigan Street Milwaukee, WI 53202 Age: 35	Secretary	One Year; Since 2004
Chief Financial Officer,
U.S. Bancorp Fund
Services, LLC, since
April 2006; Vice
President, U.S. Bancorp
Fund Services LLC,
1997-present; formerly,
Chief Financial Officer,
Quasar Distributors,
LLC (2000-2003).
				N/A	N/A
(1)	Mr. Rafferty is affiliated with Rafferty. Mr. Rafferty is the Chairman and Chief Executive Officer of Rafferty.

(2)
The Direxion Complex consists of the Direxion Funds which currently offers for sale to the public 51 portfolios of the 69 currently registered with the SEC and the Direxion Insurance Trust which currently offers for sale 3 portfolios of the 45 currently registered with the SEC.

23

The Trust has an Audit Committee, consisting of Messrs. Weisser, Byrne and Shanley.  The members of the Audit Committee are not “interested” persons of the Trust (as defined in the 1940 Act).  The primary responsibilities of the Trust’s Audit Committee are, as set forth in its charter, to make recommendations to the Board Members as to: the engagement or discharge of the Trust’s independent registered public accounting firm (including the audit fees charged by auditors); the supervision of investigations into matters relating to audit matters; the review with the independent-registered public accounting firm of the results of audits; and addressing any other matters regarding audits.  The Audit Committee met four times during the Fund’s most recent fiscal year.

The Trust also has a Nominating Committee, consisting of Messrs. Weisser, Byrne and Shanley, each of whom is a disinterested member of the Board.  The primary responsibilities of the Nominating Committee are to make recommendations to the Board on issues related to the composition and operation of the Board, and communicate with management on those issues.  The Nominating Committee also evaluates and nominates Board member candidates.  The Nominating Committee will consider nominees recommended by shareholders.  Such recommendations should be in writing and addressed to the Fund with attention to the Nominating Committee Chair.  The recommendations must include the following preliminary information regarding the nominee: (1) name; (2) date of birth; (3) education; (4) business professional or other relevant experience and areas of expertise; (5) current business and home addresses and contact information; (6) other board positions or prior experience; and (7) any knowledge and experience relating to investment companies and investment company governance.  The Nominating Committee met once during the Trust’s most recent fiscal year.

The Trust has a Qualified Legal Compliance Committee, consisting of Messrs. Weisser, Byrne and Shanley.  The members of the Qualified Legal Compliance Committee are not “interested” persons of the Trust (as defined in the 1940 Act).  The primary responsibility of the Trust’s Qualified Legal Compliance Committee is to receive, review and take appropriate action with respect to any report (“Report”) made or referred to the Committee by an attorney of evidence of a material violation of applicable U.S. federal or state securities law, material breach of a fiduciary duty under U.S. federal or state law or a similar material violation by the Trust or by any officer, director, employee, or agent of the Trust.  The Qualified Legal Compliance Committee did not meet during the most recent fiscal year.

24

The following table shows the amount of equity securities in the Fund and the Direxion Family of Investment Companies owned by the Trustees as of the calendar year ended December 31, 2006:

Dollar Range of Equity Securities Owned:	Interested Trustees:	Disinterested Trustees:
	Lawrence C. Rafferty	Jay F. Higgins(1)	Daniel J. Byrne	Gerald E. Shanley III	John Weisser(2)
HCM Freedom Fund	$ 0	$ 0	$ 0	$ 0	N/A
Aggregate Dollar Range of Equity Securities in the Direxion Complex(3)	$ 0	$ 0	$10,001 - $50,000	$ 0	N/A
(1)	As of May 22, 2007, Mr. Higgins resigned as an Interested Trustee of the Direxion Family of Investment Companies.
(2)
As of March 7, 2007, Mr. Weisser became a Disinterested Trustee of the Direxion Family of Investment Companies and, therefore, did not have ownership in any equity securities in the Direxion Family of Investment Companies.

(3)
The “Direxion Family of Investment Companies” consists of the Direxion Funds which currently offers for sale to the public 51 portfolios of the 69 currently registered with the SEC and the Direxion Insurance Trust which currently offers for sale 3 portfolios of the 45 currently registered with the SEC.

The Trust’s Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law.  However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

No officer, director or employee of Rafferty receives any compensation from the Fund for acting as a Trustee or officer of the Trust.  The following table shows the compensation earned by each Trustee for the Trust’s fiscal year ended August 31, 2007.

Name of Person, Position	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued As Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From the Direxion Complex Paid to the Trustees(1)
Interested Trustees
Lawrence C. Rafferty	$0	$0	$0	$0
Jay F. Higgins(2)	$284	$0	$0	$10,000

Disinterested Trustees
Kevin G. Boyle(3)	$142	$0	$0	$5,000
Daniel J. Byrne	$740	$0	$0	$26,000
Gerald E. Shanley III	$910	$0	$0	$32,000
John Weisser(4)	$598	$0	$0	$21,000

(1)	For the fiscal year ended April 30, 2007, trustees’ fees and expenses in the amount of $94,000 were incurred by the Trust.
(2)	As of May 22, 2007, Mr. Higgins resigned as an Interested Trustee of the Direxion Complex.
(3)	As of March 7, 2007, Mr. Boyle resigned as a Disinterested Trustee of the Direxion Complex.
(4)	As of March 7, 2007, Mr. Weisser became a Disinterested Trustee of the Direxion Complex.

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Principal Shareholders, Control Persons and Management Ownership

A principal shareholder is any person who owns of record or beneficially 5% or more of any class of a fund’s outstanding shares.  A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control.  Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of a fund.

As of November 30, 2007, the following shareholders were considered to be either a control person or principal shareholder of the Fund:

HCM Freedom Fund – Service Class

Name and Address	% Ownership
Dexter P. Lyons & Deidre B. Lyons JTWROS 106 Valerie Drive Lafayette, LA 70508-6008	15.34%

In addition, as of November 30, 2007, the Trustees and officers as a group owned less than 1% of the outstanding shares of the Fund.

Investment Adviser and Subadviser

Rafferty Asset Management, LLC, 33 Whitehall Street, 10th Floor, New York, New York, 10004, provides investment advice to the Fund.  Rafferty was organized as a New York limited liability corporation in June 1997.  Lawrence C. Rafferty controls Rafferty and Rafferty Capital Markets, LLC. through his ownership in Rafferty Holdings, LLC.

Under an Investment Advisory Agreement between the Trust, on behalf of the Fund, and Rafferty (“Advisory Agreement”), Rafferty provides a continuous investment program for the Fund’s assets in accordance with its investment objectives, policies and limitations, and oversees the day-to-day operations of the Fund, subject to the supervision of the Trustees.  Rafferty bears all costs associated with providing these advisory services.  The Trust bears all other expenses that are not assumed by Rafferty.  The Trust also is liable for nonrecurring expenses as may arise, including litigation to which the Fund may be a party.  The Trust also may have an obligation to indemnify its Trustees and officers with respect to any such litigation.

Pursuant to the Advisory Agreement, the Fund pays Rafferty at an annual rate of 1.00% based on its average daily net assets.

The Fund is responsible for its own operating expenses.  Rafferty has voluntarily agreed to waive its fees and/or reimburse operating expenses (excluding, as applicable, among other expenses, front-end or contingent deferred sales loads, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, Acquired Fund Fees and Expenses, and extraordinary expenses such as litigation) to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 2.45% of average daily net assets for the period ending August 31, 2008.  If overall expenses fall below these percentage limitations, then the Fund may reimburse Rafferty within the following three years.  There is no assurance that Rafferty will continue this waiver after this date.

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The table below shows the amount of advisory fees incurred by the Fund and the amount of fees waived and/or reimbursed by Rafferty for the following fiscal periods.

HCM Freedom Fund	Advisory Fees Incurred	Waived fees and/or expenses reimbursed by Advisor
Fiscal Year Ended August 31, 2007	$401,675	$0
Fiscal Year Ended August 31, 2006	$972,770	$0
December 7, 2004 to August 31, 2005	$971,804	$0

The Advisory Agreement was initially approved by the Trustees (including all Independent Trustees) and Rafferty, as sole shareholder of the Fund, in compliance with the 1940 Act.  The Advisory Agreement continues in force for an initial period of two years after the date of its approval.  The Advisory Agreement is renewable thereafter from year to year with respect to the Fund, so long as its continuance is approved at least annually (1) by the vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not “interested persons” of Rafferty or the Trust; and (2) by the majority vote of either the full Board or the vote of a majority of the outstanding shares of the Fund.  The Advisory Agreement automatically terminates on assignment and is terminable on 60-day written notice either by the Trust or Rafferty.

Under an Investment Subadvisory Agreement (“Subadvisory Agreement”) between Rafferty and HCM, 106 Valerie Drive, Lafayette, LA 70508, HCM, subject to direction by Rafferty and the Board, will provide investment advice and portfolio management services to the Fund for a fee payable by Rafferty.  A portfolio manager from HCM will manage the Fund’s assets, under the supervision of Rafferty.  Under the Subadvisory Agreement, a portfolio manager from HCM is responsible for the day-to-day decision making on behalf of the Fund and will direct, through Rafferty, the allocation of Fund assets among various baskets of securities, created by HCM.  Then, Rafferty will implement HCM’s investment decisions for the Fund by placing all brokerage orders for the purchase and sale of those securities.  For the investment subadvisory services provided to the Fund, out of its advisory fee, Rafferty will pay HCM 0.60% of the Fund’s average daily net assets computed and paid monthly.

The Subadvisory Agreement was initially approved by the Board (including all of the Trustees who are not “interested persons” of Rafferty or HCM, as defined under the 1940 Act) and the shareholders of the Fund, in compliance with the 1940 Act.  The Subadvisory Agreement provides that it will be in force for an initial two-year period and it must be approved each year thereafter by (1) a vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not “interested persons” of Rafferty, HCM or the Trust; and by (2) the majority vote of either the full Board or the vote of a majority of the outstanding shares of the Fund.  The Subadvisory Agreement automatically terminates on assignment and is terminable on not less than a 60-day written notice by Rafferty or the Trust, or a 90-day written notice by HCM.  Under the terms of the Advisory Agreement, Rafferty automatically becomes responsible for the obligations of HCM upon termination of the Subadvisory Agreement.

Rafferty shall not be liable to the Trust or any shareholder for anything done or omitted by them, except acts or omissions involving willful misfeasance, bad faith, negligence or reckless disregard of the duties imposed upon them by their agreements with the Trust or for any losses that may be sustained in the purchase, holding or sale of any security.

HCM shall not be liable to the Trust or any shareholder for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, negligence or reckless disregard of the duties imposed upon it by its agreement with Rafferty or for any losses that may be sustained in the purchase, holding or sale of any security.

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Pursuant to Section 17(j) of the 1940 Act and Rule 17j-1 thereunder, the Trust, Rafferty, HCM and the distributor have adopted Codes of Ethics (“Codes”).  These Codes permit portfolio managers and other access persons of the Fund to invest in securities that may be owned by the Fund, subject to certain restrictions.

Portfolio Manager

Dexter P. Lyons is co-owner of Horizon Capital Management, Inc. and serves as portfolio manager for the Fund.  As of August 31, 2007, Mr. Lyons’ does not manage any accounts other than the HCM Freedom Fund.

Because Mr. Lyons does not manage any accounts other than the Fund, HCM has not identified any material conflicts associated with the management of the Fund.

As of August 31, 2007, the Mr. Lyons’ compensation was paid by HCM and not the Fund.  For his compensation as portfolio manager of the Fund, Mr. Lyons receives a fixed-salary that is based on industry standards, in addition to receiving a portion of any firm profit as a co-owner of HCM.  Along with all employees of HCM, Mr. Lyons participates in HCM’s SEP-IRA plan in which HCM makes equal contributions for all employees, subject to the limits allowed by law.

Mr. Lyon’s beneficially owned over $1 million of securities in the Fund as of August 31, 2007.

Proxy Voting Policies and Procedures

The Board has adopted proxy voting policies and procedures (“Proxy Policies”) wherein the Trust has delegated to Rafferty the responsibility for voting proxies relating to portfolio securities held by the Fund as part of its investment advisory services, subject to the supervision and oversight of the Board.  The Proxy Voting Policies of Rafferty are attached as Appendix A.  Notwithstanding this delegation of responsibilities, however, the Fund retains the right to vote proxies relating to its portfolio securities.  The fundamental purpose of the Proxy Policies is to ensure that each vote will be in a manner that reflects the best interest of the Fund and its shareholders, taking into account the value of the Fund’s investments.

More Information.  The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request by calling toll-free, 1-800-851-0511 or by accessing the SEC’s website at www.sec.gov.

Fund Administrator, Fund Accountant, Transfer Agent and Custodian

U.S. Bancorp Fund Services, LLC (“Administrator”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, provides administrative, fund accounting and transfer agent services to the Fund.  U.S. Bank, N.A., Custody Operations, 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin 53202, an affiliate of the Administrator, provides custodian services to the Fund.

Pursuant to an Administration Servicing Agreement (“Service Agreement”) between the Trust and the Administrator, the Administrator provides the Trust with administrative and management services (other than investment advisory services).  As compensation for these services, the Trust pays the Administrator a fee based on the Trust’s total average daily net assets of 0.045% on net assets or a minimum annual fee of $200,000 for the Fund Complex.  The Administrator also is entitled to certain out-of-pocket expenses.

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The table below shows the amount of administrative and management service fees incurred by the Fund to the Administrator for the fiscal periods shown.

HCM Freedom Fund	Fees paid to the Administrator
Fiscal Year Ended August 31, 2007	$16,429
Fiscal Year Ended August 31, 2006	$20,517
December 7, 2004 to August 31, 2005	$45,996

Pursuant to a Fund Accounting Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC (“Fund Accountant”), the Fund Accountant provides the Trust with accounting services, including portfolio accounting services, tax accounting services and furnishing financial reports.  For these services, the Trust pays the Fund Accountant a fee based on the Trust’s total average daily net assets of 0.03% and a minimum annual fee of $600,000 for the Fund Complex.  The Fund Accountant also is entitled to certain out-of-pocket expenses, including pricing expenses.

Pursuant to a Custodian Agreement, U.S. Bank, N.A. serves as the custodian of the Fund’s assets.  Under the terms of the Custodian Agreement, the Custodian holds and administers the assets in the Fund’s portfolios.  The Custodian receives an annual fee based on the Trust’s total average daily net assets of 0.0225% and a $1,000 minimum fee per fund.  The Custodian also is entitled to certain out-of-pocket expenses.  U.S. Bank N.A. and/or its affiliates receive revenue from certain broker-dealers that may receive Rule 12b-1 fees or other payments from mutual funds in which certain of the Funds may invest.  In recognition of this revenue, certain of these Funds may receive a credit from U.S. Bank N.A. and/or its affiliates for fees otherwise payable by the Funds.

Distributor

Rafferty Capital Markets, LLC, 59 Hilton Avenue, Garden City, New York 11530, serves as the distributor (“Distributor”) in connection with the continuous offering of the Fund’s shares.  The Distributor and participating dealers with whom it has entered into dealer agreements offer shares of the Fund as agents on a best efforts basis and are not obligated to sell any specific amount of shares.  For the fiscal year ended August 31, 2007, the Distributor received $90,000 as compensation from Rafferty for distribution services for the Trust with respect to other series of the Trust.  Mr. Rafferty is an affiliated person of the distributor.

Distribution Plan

Rule 12b-1 under the 1940 Act provides that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule.  The Trustees have adopted a Rule 12b-1 Plan of Distribution (“Plan”) for the Service Class Shares of the Fund pursuant to which the Fund may pay certain expenses incurred in the distribution of the Service Class Shares and the servicing and maintenance of existing shareholder accounts.  Pursuant to the Plan, the Fund may pay Rule 12b-1 fees up to 1.00% of its average daily net assets.  The Direxion Board of Trustees has authorized the Fund to pay Rule 12b-1 fees equal to 0.80% of the average daily net assets of the Service Class.  Under an agreement with the Fund, your Financial Advisor may receive those fees from the Funds.  In exchange, your Financial Advisor may provide a number of service,s as described in the Prospectus.

The Plan was approved by the Trustees, including the Independent Trustees of the Fund.  In approving the Plan, the Trustees determined that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.  The Trustees will review quarterly and annually a written report of the amounts expended under the Plan and the purposes for which such expenditures were made.  The Distributor, as the Fund’s principal underwriter, Rafferty and the Subadviser may have a direct or indirect financial interest in the Plan or any related agreement.

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The 12b-1 fee incurred by the Fund for the fiscal year ended August 31, 2007 was $321,340.  The table below shows the allocation of such 12b-1 fees paid by the Fund for the last fiscal year.

Advertising and Marketing	Printing and Postage	Payment to Distributor	Payment to Dealers	Compensation to Sales Personnel	Other Marketing Expenses
HCM Freedom Fund	$ 0	$ 0	$ 321,340	$ 0	$ 0	$ 0

Independent Registered Public Accounting Firm

Ernst & Young LLP (“E&Y”), 233 S. Wacker Drive, Chicago, IL 60606, is the independent registered public accounting firm for the Trust.  The Financial Statements of the Fund for the fiscal year ended August 31, 2007 have been audited by E&Y and are incorporated by reference herein with reliance upon the report of said firm, which is given upon their authority as experts in accounting and auditing.

DETERMINATION OF NET ASSET VALUE

The NAV per share of the Fund is determined daily, Monday through Friday, as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally at 4:00 p.m. Eastern time), each day the NYSE is open for business.  The NYSE is not open on New Year’s Day, Presidents’ Day, Martin Luther King’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

A security listed or traded on an exchange, domestic or foreign, is valued at its last sales price on the principal exchange on which it is traded prior to the time when assets are valued.  If no sale is reported at that time, the mean of the last bid and asked prices is used.  Securities traded principally on the NASDAQ Global Market® (“NASDAQ®”) for which quotations are readily available shall be valued using the NASDAQ® Official Closing Price (“NOCP”) provided by NASDAQ® each business day.  The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the “inside” bid and asked prices; in that case, NASDAQ® will adjust the price to equal the inside bid or asked price, whichever is closer.  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.

When market quotations for options and futures positions held by the Fund are readily available, those positions will be valued based upon such quotations.  Securities and other assets for which market quotations are not readily available, or for which Rafferty has reason to question the validity of quotations received, are valued at fair value by procedures adopted by the Board.

For purposes of determining NAV per share of the Fund, options and futures contracts are valued at the last sale prices of the exchanges on which they trade.  The value of a futures contract equals the unrealized gain or loss on the contract that is determined by marking the contract to the last sale price for a like contract acquired on the day on which the futures contract is being valued.  The value of options on futures contracts is determined based upon the last sale price for a like option acquired on the day on which the option is being valued.  A last sale price may not be used for the foregoing purposes if the market makes a limit move with respect to a particular instrument.

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OTC securities held by the Fund will be valued at the last sales price or, if no sales price is reported, the mean of the last bid and asked price is used.  The portfolio securities of the Fund that are listed on national exchanges are valued at the last sales price of such securities; if no sales price is reported, the mean of the last bid and asked price is used.  Dividend income and other distributions are recorded on the ex-dividend date.

Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value.  If the Board determines that the amortized cost method does not represent the fair value of the short-term investment, the investment will be valued at fair value as determined in good faith by the Board.  U.S. government securities are valued at the mean between the closing bid and asked price provided by an independent third party pricing service (“Pricing Service”).

Other debt securities are valued by using the mean between the closing bid and asked price provided by the Pricing Service.  If the closing bid and asked price are not readily available, the Pricing Service may provide a price determined by a matrix pricing method, which is a mathematical technique used to value fixed-income securities without relying exclusively on quoted prices.  In the absence of market quotations or matrix-derived prices from the Pricing Service, the debt securities will be valued at fair value as determined in good faith by the Board.

Illiquid securities, securities for which reliable quotations or pricing services are not readily available, and all other assets not valued in accordance with the foregoing principles will be valued at their respective fair value as determined in good faith by, or under procedures established by, the Trustees, which procedures may include the delegation of certain responsibilities regarding valuation to Rafferty or the officers of the Trust.  The officers of the Trust report, as necessary, to the Trustees regarding portfolio valuation determinations.  The Trustees, from time to time, will review these methods of valuation and will recommend changes that may be necessary to assure that the investments of the Fund are valued at fair value.

For purposes of calculating its daily NAV, the Fund typically reflects changes in its holdings of portfolio securities on the first business day following a portfolio trade (commonly known as “T+1 accounting”).  However, the Fund is permitted to include same day trades when calculating its NAV (commonly referred to as “trade date accounting”) on days when the Fund receives substantial redemptions.  Such redemptions can result in an adverse impact on the Fund’s NAV when there is a disparity between the trade price and the closing price of the security.  Thus, the Fund’s use of trade date accounting is likely to lessen the impact of substantial redemptions on the Fund’s NAV.

REDEMPTIONS

Redemption In-Kind

The Trust has filed a notice of election under Rule 18f-1 of the 1940 Act which obligates the Fund to redeem shares for any shareholder for cash during any 90-day period up to $250,000 or 1% of the Fund’s NAV, whichever is less.  Any redemption beyond this amount also will be in cash unless the Trustees determine that further cash payments will have a material adverse effect on remaining shareholders.  In such a case, the Fund will pay all or a portion of the remainder of the redemption in portfolio instruments, valued in the same way as the Fund determines NAV.  The portfolio instruments will be selected in a manner that the Trustees deem fair and equitable.  A redemption in-kind is not as liquid as a cash redemption.  If a redemption is made in-kind, a shareholder receiving portfolio instruments could receive less than the redemption value thereof and could incur certain transaction costs.  Shareholders who receive futures contracts or options on futures contracts in connection with a redemption in-kind may be responsible for making any margin payments due on those contracts.

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Redemptions by Telephone

Shareholders may redeem shares of the Fund by telephone.  When acting on verbal instructions believed to be genuine, the Trust, Rafferty, transfer agent and their trustees, directors, officers and employees are not liable for any loss resulting from a fraudulent telephone transaction request and the investor will bear the risk of loss.  In acting upon telephone instructions, these parties use procedures that are reasonably designed to ensure that such instructions are genuine, such as (1) obtaining some or all of the following information: account number, name(s) and social security number(s) registered to the account, and personal identification; (2) recording all telephone transactions; and (3) sending written confirmation of each transaction to the registered owner.  To the extent that the Trust, Rafferty, transfer agent and their trustees, directors, officers and employees do not employ such procedures, some or all of them may be liable for losses due to unauthorized or fraudulent transactions.

Receiving Payment

Payment of redemption proceeds will be made within seven days following the Fund’s receipt of your request (if received in good order as described below) for redemption.  For investments that have been made by check, payment on redemption requests may be delayed until the transfer agent is reasonably satisfied that the purchase payment has been collected by the Trust (which may require up to 10 calendar days).  To avoid redemption delays, purchases may be made by direct wire transfers.

A redemption request will be considered to be received in “good order” if:

●	The number or amount of shares and the class of shares to be redeemed and shareholder account number have been indicated;

●	Any written request is signed by a shareholder and by all co-owners of the account with exactly the same name or names used in establishing the account; and

●
The signatures on any written redemption request in excess of $100,000 have been guaranteed by a national bank, a state bank that is insured by the Federal Deposit Insurance Corporation, a trust company or by any member firm of the New York, American, Boston, Chicago, Pacific or Philadelphia Stock Exchanges.  Signature guarantees also will be accepted from savings banks and certain other financial institutions that are deemed acceptable by U.S. Bancorp Fund Services, LLC, as Transfer Agent, under its current signature guarantee program.

The right of redemption may be suspended or the date of payment postponed for any period during which (1) the NYSE is closed (other than customary weekend or holiday closings); (2) trading on the NYSE is restricted; (3) situations where an emergency exists as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets or disposal of the Fund’s securities is not reasonably practicable; or (4) the SEC has issued an order for the protection of Fund shareholders.

Anti-Money Laundering

The Fund is required to comply with various federal anti-money laundering laws and regulations. Consequently, the Fund may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Fund may be required to transfer the account or proceeds of the account to a government agency. In addition, pursuant to the Fund’s Customer Identification Program, the Fund’s transfer agent will complete a thorough review of all new opening account applications and will not transact business with any person or entity whose identity cannot be adequately verified.

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EXCHANGE PRIVILEGE

An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective NAVs as next determined following receipt by each Fund whose shares are being exchanged of (1) proper instructions and all necessary supporting documents; or (2) a telephone request for such exchange in accordance with the procedures set forth in the Prospectus and below.  Telephone requests for an exchange received by each Fund before 4:00 p.m. Eastern time will be effected at the close of regular trading on that day.  Requests for an exchange received after the close of regular trading will be effected on the NYSE the next trading day.  Due to the volume of calls or other unusual circumstances, telephone exchanges may be difficult to implement during certain time periods.

The Trust reserves the right to reject any order to acquire its shares through exchange or otherwise to restrict or terminate the exchange privilege at any time.  In addition, the Trust may terminate this exchange privilege upon a 60-day notice.

SHAREHOLDER INFORMATION

Shareholder Information

Each share of the Fund gives the shareholder one vote in matters submitted to shareholders for a vote.  Each class of the Fund has equal voting rights, except that, in matters affecting only a particular class or series, only shares of that class or series are entitled to vote.  Share voting rights are not cumulative, and shares have no preemptive or conversion rights.  Shares are not transferable.  As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings.  Shareholder approval will be sought only for certain changes in a Trust’s or the Fund’s operation and for the election of Trustees under certain circumstances.  Trustees may be removed by the Trustees or by shareholders at a special meeting.  A special meeting of shareholders shall be called by the Trustees upon the written request of shareholders owning at least 10% of a Trust’s outstanding shares.

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

Dividends and Other Distributions

Dividends from net investment income and realized net capital gains are distributed as described in the Prospectus under “Distributions and Taxes.”  All distributions from the Fund normally are automatically reinvested without charge in additional shares of the Fund.

Taxes

Regulated Investment Company Status.  The Fund is treated as a separate corporation for federal income tax purposes and intends to qualify as a regulated investment company (“RIC”) under Subchapter M of the Code.  If the Fund so qualifies and satisfies the Distribution Requirement (defined below) for a taxable year, the Fund will not be subject to federal income tax on the part of its investment company taxable income (generally consisting of net investment income and the excess of net short-term capital gain over net long-term capital loss (“short-term capital gain”), all determined without regard to any deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss)it distributes to its shareholders for that year.

To qualify for treatment as a RIC, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (“Distribution Requirement”) and must meet several additional requirements.  For the Fund, these requirements include the following:  (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities, or other income (including gains from options or futures) derived with respect to its business of investing in securities (“Income Requirement”); and (2) at the close of each quarter of the Fund’s taxable year, (i) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities, and (ii) not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer (collectively, “Diversification Requirements”).

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Although the Fund intends to satisfy all the foregoing requirements, there is no assurance that the Fund will be able to do so.  The investment by the Fund primarily in options and futures positions entails some risk that the Fund might fail to satisfy the Diversification Requirements.  There is some uncertainty regarding the valuation of such positions for purposes of those requirements; accordingly, it is possible that the method of valuation used by such other Funds, pursuant to which each of them would be treated as satisfying the Diversification Requirements, would not be accepted in an audit by the Internal Revenue Service, which might apply a different method resulting in disqualification of one or more of those Funds.

If the Fund failed to qualify for treatment as a RIC any taxable year, (1) it would be taxed on the full amount of its taxable income, including net capital gain, for that year at corporate income tax rates (up to 35%) without being able to deduct the distributions it makes to its shareholders; and (2) the shareholders would treat all those distributions, including distributions of net capital gain, as dividends (that is, ordinary income, except for the part of those dividends that is “qualified dividend income” (described in the Prospectus) (“QDI”) which is subject to a maximum federal income tax rate of 15%) to the extent of the Fund’s earnings and profits.  In addition, the Fund would be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

General.  If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.  Investors also should be aware that if shares are purchased shortly before the record date for any dividend or capital gain distribution, the shareholder will pay full price for the shares and receive some portion of the purchase price back as a taxable distribution.

The Fund will be subject to a nondeductible 4% excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

Dividends the Fund distributes (including distributions of net short-term capital gain), if any, are taxable to its shareholders as ordinary income (at rates up to 35% for individuals), except to the extent they constitute QDI regardless of whether the dividends are reinvested in Fund shares or received in cash.  Distributions of the Fund’s net capital gain, if any, are taxable to its shareholders as long-term capital gains, regardless of how long they have held their Fund shares and whether the distributions are reinvested in Fund shares or received in cash.  A shareholder’s sale (redemption) of Fund shares may result in a taxable gain, depending on whether the redemption proceeds are more or less than the adjusted basis for the shares.  An exchange of Fund shares for shares of another Fund generally will have similar consequences.

Derivatives Strategies.  The use of derivatives strategies, such as writing (selling) and purchasing options and futures contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the Fund realizes in connection therewith.  Gains from options and futures the Fund derives with respect to its business of investing in securities will be qualifying income under the Income Requirement.

34

“Nonequity options” (i.e., certain listed options, such as those on “broad-based” stock indices)  and futures in which the Fund may invest may be “section 1256 contracts.”  Section 1256 contracts that the Fund holds at the end of each taxable year, other than section 1256 contracts that are part of a “mixed straddle” with respect to which the Fund has made an election not to have the following rules apply, must be “marked-to-market” (that is, treated as sold for their fair market value) for Federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized.  Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss.  Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.

Code section 1092 (dealing with straddles) also may affect the taxation of options and futures contracts in which the Fund may invest.  That section defines a “straddle” as offsetting positions with respect to actively traded personal property; for these purposes, options and futures contracts are positions in personal property.  Under that section any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle.  In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above.  The regulations under section 1092 also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles.  If the Fund makes certain elections, the amount, character, and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made.  Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of straddle transactions are not entirely clear.

If a call option written by the Fund lapses (i.e., terminates without being exercised), the amount of the premium it received for the option will be short-term capital gain.  If the Fund enters into a closing purchase transaction with respect to a written call option, it will have a short-term capital gain or loss based on the difference between the premium it received for the option it wrote and the premium it pays for the option it buys.  If such an option is exercised and the Fund thus sells the securities or futures contract subject to the option, the premium the Fund received will be added to the exercise price to determine the gain or loss on the sale.  If a call option purchased by the Fund lapses, it will realize short-term or long-term capital loss, depending on its holding period for the security or futures contract subject thereto.  If the Fund exercises a purchased call option, the premium it paid for the option will be added to the basis of the subject securities or futures contract.

If the Fund has an “appreciated financial position” -- generally, an interest (including an interest through an option, futures contract or short sale) with respect to any stock, debt instrument (other than “straight debt”) or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a “constructive sale” of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time.  A constructive sale generally consists of a short sale, an offsetting notional principal contract, or a futures contract entered into by the Fund or a related person with respect to the same or substantially identical property.  In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale.  The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

35

The foregoing is only a general summary of some of the important Federal income tax considerations generally affecting the Fund.  No attempt is made to present a complete explanation of the Federal tax treatment of the Fund’s and their shareholder activities, and this discussion is not intended as a substitute for careful tax planning.  Accordingly, potential investors are urged to consult their own tax advisers for more detailed information and for information regarding any state, local or foreign taxes applicable to the Fund and to distributions therefrom.

FINANCIAL STATEMENTS

The financial statements for the Fund for the fiscal year ended August 31, 2007, are herein incorporated by reference to the Fund’s Annual Report to Shareholders dated August 31, 2007.  To receive a copy of the Prospectus or Annual or Semi-Annual Reports to shareholders, without charge, write to or call the Trust at the address or telephone number listed above.

36

Appendix A

Description of Corporate Bond Ratings

Moody’s Investors Service and Standard and Poor’s Corporation are two prominent independent rating agencies that rate the quality of bonds.  Following are expanded explanations of the ratings shown in the Prospectus and this SAI.

Moody’s Investors Service Ratings

Aaa: Bonds with this rating are judged to be of the best quality.  They carry the smallest degree of investment risk.  Interest payments are protected by a large or exceptionally stable margin and principal is secure.

Aa: Bonds with this rating are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude.

A: Bonds with this rating possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds with this rating are considered as medium grade obligations, i.e.; they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds with this rating are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds with this rating generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds with this rating are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds with this rating represent obligations which are speculative to a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds with this rating are the lowest rated class of bonds. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

A-1

Generally, investment-grade debt securities are those rated Baa3 or better by Moody’s.

Standard & Poor’s Corporation Ratings

AAA: This rating is the highest rating assigned by Standard & Poor’s and is indicative of a very strong  capacity to pay interest and repay principal.

AA: This rating indicates a very strong capacity to pay interest and repay principal and differs from the higher rated issues only by a small degree.

A: This rating indicates a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: This rating indicates an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC: These ratings indicate, on balance, a predominantly speculative capacity of the issuer to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: This rating is reserved for income bonds on which no interest is being paid.

D: This rating indicates debt in default, and payment of interest and/or repayment of principal are in arrears.

The ratings from AA to B may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories, for example A or B+.

Generally, investment-grade debt securities are those rated BBB or better by Standard & Poor’s.

A-2

APPENDIX B

Direxion Funds
Proxy Voting Policies and Procedures

The Direxion Funds have adopted the following guidelines (the “Guidelines”) pursuant to which the Funds’ investment adviser, Rafferty Asset Management (“RAM”), in the absence of special circumstances, generally shall vote proxies.  These Guidelines are designed to reasonably ensure that proxies are voted in the best interest of the shareholders of the Funds.

I.   Duty to Vote Proxies

         RAM views seriously its responsibility to exercise voting authority over securities that are owned by the Funds.

        A.  It is the policy of RAM to review each proxy statement on an individual basis and to vote exclusively with the goal to best serve the financial interests of the Funds’ shareholders.

         B.To document that proxies are being voted, RAM will keep a record reflecting when and how each proxy is voted. RAM will keep and maintain such records consistent with the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (“Advisers Act”), and other applicable regulations. RAM will make its proxy voting history and policies and procedures available to shareholders upon request.  The proxy voting history and policies and procedures will be available via our website, www.direxionfunds.com, or in written form. If requested in written form, the proxy voting history and policies and procedures shall be sent to a shareholder within three business days of such a request.  To request a written copy, shareholders, or their agents, may contact RAM at (800) 851-0511 or by writing to the Funds at P.O. Box 1993, Milwaukee, Wisconsin 53201.

II.  Guidelines for Voting Proxies

         RAM will generally vote proxies so as to promote the long-term economic value of the underlying securities, and generally will follow the Guidelines provided below.  Each proxy proposal should be considered on its own merits, and an independent determination will be made whether to support or oppose management’s position.  RAM believes that the recommendation of management should be given substantial weight, but RAM will not support management proposals that may be detrimental to the underlying financial value of a stock.

         The Direxion Funds portfolio management department will be responsible for administrating and overseeing the proxy voting process.

         The Guidelines set forth below deal with the two basic categories of proxy proposals.  While they are not exhaustive, they do provide a good indication of RAM’s general approach to a wide range of issues.

         RAM usually will oppose proposals that dilute the economic interest of shareholders, reduce shareholders’ voting rights, or otherwise limit their authority. Proxies will be voted in what is believed to be in the fund shareholders’ best interest and not necessarily always with management.  Each situation is considered individually within the general guidelines.  Routine proposals normally are voted based on the recommendation of the issuer’s management.  Non-routine proposals that could meaningfully impact the position of existing shareholders are given special consideration and voted in a manner that is believed to support the interests of the funds’ shareholders.

B-1

1.Routine Proposals

Routine proposals are those that do not propose to change the structure, bylaws, or operations of the corporation to the detriment of the shareholders.  Given the routine nature of these proposals, proxies will nearly always be voted with management. Traditionally, routine proposals include:

●	Approval of auditors
●	Election of directors and officers of the corporation
●	Indemnification provisions for directors
●	Liability limitations of directors
●	Name changes
●	Declaring stock splits
●	Elimination of preemptive rights
●	Incentive compensation plans
●	Changing the date and/or the location of the annual meetings
●	Minor amendments to the articles of incorporation
●	Employment contracts between the company and its executives and remuneration for directors
●	Automatic dividend reinvestment plans
●	Retirement plans, pensions plans and profit sharing plans, creation of and amendments thereto

2.Non-Routine Proposals

These proposals are more likely to affect the structure and operations of the corporation and, therefore, will have a greater impact on the value of the stock.  The portfolio voting the proxy will review each issue in this category on a case-by-case basis.  RAM will be especially critical of lavish executive compensation and highly priced merger acquisition proposals, which would tend to lower future corporate earnings potential.

Non-routine proposals typically include:

●	Mergers and acquisitions
●	Restructuring
●	Re-incorporation or formation
●	Changes in capitalization
●	Increase or decrease in number of directors
●	Increase or decrease in preferred stock
●	Increase or decrease in common stock
●	Stock option plans or other compensation plans
●	Social issues
●	Poison pills
●	Golden parachutes
●	Greenmail
●	Supermajority voting
●	Board classification without cumulative voting
●	Confidential voting

B-2

        RAM will typically accept management’s recommendations on shareholder proposed social issues, since it does not have the means to either evaluate the economic impact of such proposals, or determine a consensus among shareholders’ social and political viewpoints.

III.  Conflicts of Interests

        RAM and affiliated companies’ business lines, limited to that of investment advisor to mutual funds and retail broker/dealer, preclude any potential material conflicts of interests between RAM and Direxion Funds’ shareholders. Neither RAM, nor its affiliates underwrite securities or own stock shares.

IV.  Recordkeeping and Reporting

RAM is required to maintain records of proxies voted pursuant to Section 204(2) of the Advisers Act and Rule 204-2(c) thereunder.  RAM will maintain and make available to fund shareholders for review a copy of its proxy voting policies and procedures, a record of each vote cast, and each written and verbal shareholder request for proxy voting records.  In addition, RAM will maintain appropriate proxy voting records for the Funds in compliance with applicable regulations under the Investment Company Act of 1940, as amended.

Proxy voting books and records are maintained by RAM for five years, the first two years can be accessed via the Funds’ website, www.direxionfunds.com, or requested in written form.  If requested in written form, the proxy voting history and policies and procedures shall be sent to a shareholder within three business days of such a request.  To request a written copy, shareholders, or their agents, may contact RAM at (800) 851-0511 or by writing to the Funds at P.O. Box 1993, Milwaukee, Wisconsin 53201. A copy of the twelve-month voting history of the Funds will be made available on the SEC’s website at http://www.sec.gov beginning August 1, 2004 for the twelve-month period beginning July 1, 2003, in accordance with applicable regulations under the 1940 Act.

Effective July 1, 2003

DIREXION FUNDS

Spectrum Select Alternative Fund
Spectrum Global Perspective Fund
Spectrum Equity Opportunity Fund

STATEMENT OF ADDITIONAL INFORMATION

33 Whitehall Street, 10th Floor
New York, New York  10004

(800) 851-0511

The Direxion Funds (the “Trust”) is a management investment company, or mutual fund that offers shares of a variety of investment portfolios to the public.  This Statement of Additional Information (“SAI”) relates to three of those portfolios, the Service Class of the Spectrum Select Alternative Fund, Spectrum Global Perspective Fund and Spectrum Equity Opportunity Fund (the “Funds”).

This SAI dated December 28, 2007 is not a prospectus.  It should be read in conjunction with the Funds’ Prospectus dated December 28, 2007.  This SAI is incorporated herein by reference into the Funds’ Prospectus.  In other words, it is legally part of the Funds’ Prospectus.

To receive a copy of the Prospectus, without charge, write or call the Trust at the address or telephone number above.

Dated:  December 28, 2007

Page

THE DIREXION FUNDS	1

CLASSIFICATION OF THE FUNDS	1

INVESTMENT POLICIES AND TECHNIQUES	1

American Depositary Receipts (“ADRs”)	1
Asset-Backed Securities	2
Bank Obligations	2
Corporate Debt Securities	3
Equity Securities	4
Foreign Securities	4
Illiquid Investments and Restricted Securities	5
Indexed Securities	6
Junk Bonds	7
Mortgage-Backed Securities	7
Options, Futures and Other Strategies	9
Other Investment Companies	14
Repurchase Agreements	14
Reverse Repurchase Agreements	14
Short Sales	15
Swap Agreements	15
U.S. Government Securities	16
Zero-Coupon Securities	17
Other Investment Risks and Practices	17

INVESTMENT RESTRICTIONS	19

PORTFOLIO TRANSACTIONS AND BROKERAGE	20

PORTFOLIO HOLDINGS INFORMATION	21

MANAGEMENT OF THE TRUST	22

Trustees and Officers	22
Principal Shareholders, Control Persons and Management Ownership	27
Investment Adviser and Subadviser	28
Portfolio Manager	30
Proxy Voting Policies and Procedures	31
Fund Administrator, Fund Accountant, Transfer Agent and Custodian	32
Distributor	33
Distribution Plan	33
Independent Registered Public Accounting Firm	34

DETERMINATION OF NET ASSET VALUE	34

REDEMPTIONS	35

Redemption In-Kind	35
Redemptions by Telephone	36
Receiving Payment	36
Anti-Money Laundering	36

i

EXCHANGE PRIVILEGE	37

SHAREHOLDER AND OTHER INFORMATION	37

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES	37

Dividends and Other Distributions	37
Taxes	37

FINANCIAL STATEMENTS	41

APPENDIX A	A-1

APPENDIX B	B-1

ii

THE DIREXION FUNDS

The Trust is a Massachusetts business trust organized on June 6, 1997 and is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”).  The Trust currently consists of numerous separate series, three of which are currently offered in this SAI.  This SAI relates only to the Service Class of the Spectrum Select Alternative Fund (“Select Alternative Fund,” formerly the Spectrum High Yield Plus Fund), Spectrum Global Perspective Fund (“Global Fund”) and Spectrum Equity Opportunity Fund (“Equity Fund”).  Effective April 28, 2006, the Trust changed its name to the Direxion Funds.  Prior to that date, the Trust was known as the Potomac Funds.

The Funds currently offer a single class of shares, the Service Class.  Service Class shares are made available through investment advisers, banks, trust companies or other authorized representatives without a sales charge but are subject to a 1.00% distribution and service fee.

CLASSIFICATION OF THE FUNDS

Each Fund is a “non-diversified” series of the Trust pursuant to the 1940 Act.  Each Fund is considered “non-diversified” because a relatively high percentage of their assets may be invested in the securities of a limited number of issuers.  To the extent that the Funds assume large positions in the securities of a small number of issuers, the Funds’ net asset values (“NAV”) may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market’s assessment of the issuers, and the Funds may be more susceptible to any single economic, political or regulatory occurrence than a diversified company.

Each Fund’s classification as a “non-diversified” investment company means that the proportion of their assets that may be invested in the securities of a single issuer is not limited by the 1940 Act.  The Funds, however, intend to meet certain diversification standards at the end of each quarter of their taxable year.

INVESTMENT POLICIES AND TECHNIQUES

The Select Alternative Fund will primarily invest in a combination of equity and fixed-income securities, either directly or indirectly in such securities or through exchange-traded funds (“ETFs”), other investment companies and derivative instruments.  The Global Fund will primarily invest in international equity and debt securities, including debt securities rated below investment grade, commonly referred to as “junk bonds.” The Equity Fund, under normal circumstances, will invest 80% of its net assets (plus any borrowings for investment purposes) in equity securities or derivatives of such securities. Each Fund may engage in the investment strategies discussed below.  There is no assurance that any of these strategies or any other strategies and methods of investment available to the Funds will result in the achievement of their objectives.

American Depositary Receipts (“ADRs”)

The Funds may invest in ADRs and sell ADRs short.  ADRs are U.S. dollar-denominated receipts representing interests in the securities of a foreign issuer, which securities may not necessarily be denominated in the same currency as the securities into which they may be converted.  ADRs are receipts typically issued by U.S. banks and trust companies that evidence ownership of underlying securities issued by a foreign corporation.  ADRs include ordinary shares and New York shares (shares issued by non-U.S. companies that are listed on a U.S. securities exchange).  ADRs may be purchased through “sponsored” or “unsponsored” facilities.  A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security.  Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities.  ADRs are not necessarily denominated in the same currency as the underlying securities to which they may be connected.  Generally, ADRs in registered form are designed for use in the U.S. securities market and ADRs in bearer form are designed for use outside the United States.  For investment purposes, ADRs are not considered to be foreign securities by the Funds.

1

Asset-Backed Securities

The Funds may invest in asset-backed securities of any rating or maturity.  Asset-backed securities are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement).  Typically, the originator of the loan or accounts receivable paper transfers it to a specially created trust, which repackages it as securities with a minimum denomination and a specific term.  The securities are then privately placed or publicly offered.  Examples include certificates for automobile receivables and so-called plastic bonds, backed by credit card receivables.

The value of an asset-backed security is affected by, among other things, changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement.  Payments of principal and interest passed through to holders of asset-backed securities are frequently supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower’s other assets.  The degree of credit enhancement varies, and generally applies to only a portion of the asset-backed security’s par value. Value is also affected if any credit enhancement has been exhausted.

Bank Obligations

Money Market Instruments.  The Funds may invest in bankers’ acceptances, certificates of deposit, demand and time deposits, savings shares and commercial paper of domestic banks and savings and loans that have assets of at least $1 billion and capital, surplus, and undivided profits of over $100 million as of the close of their most recent fiscal year, or instruments that are insured by the Bank Insurance Fund or the Savings Institution Insurance Fund of the Federal Deposit Insurance Corporation (“FDIC”).  The Funds also may invest in high quality, short-term, corporate debt obligations, including variable rate demand notes, having a maturity of one year or less.  Because there is no secondary trading market in demand notes, the inability of the issuer to make required payments could impact adversely a Fund’s ability to resell when it deems advisable to do so.

Bankers’ Acceptances.  Bankers’ acceptances generally are negotiable instruments (time drafts) drawn to finance the export, import, domestic shipment or storage of goods.  They are termed “accepted” when a bank writes on the draft its agreement to pay it at maturity, using the word “accepted.”  The bank is, in effect, unconditionally guaranteeing to pay the face value of the instrument on its maturity date.  The acceptance may then be held by the accepting bank as an asset, or it may be sold in the secondary market at the going rate of interest for a specified maturity.

2

Certificates of Deposit (“CDs”).  The FDIC is an agency of the U.S. government that insures the deposits of certain banks and savings and loan associations up to $100,000 per deposit.  The interest on such deposits may not be insured to the extent this limit is exceeded.  Current federal regulations also permit such institutions to issue insured negotiable CDs in amounts of $100,000 or more without regard to the interest rate ceilings on other deposits.  To remain fully insured, these investments must be limited to $100,000 per insured bank or savings and loan association.

Commercial Paper.  Commercial paper includes notes, drafts or similar instruments payable on demand or having a maturity at the time of issuance not exceeding nine months, exclusive of days of grace or any renewal thereof.  The Funds may invest in commercial paper rated A-l or A-2 by Standard & Poor’s® (“S&P®”) or Prime-1 or Prime-2 by Moody’s Investors Services®, Inc. (“Moody’s”), and in other lower quality commercial paper.

Corporate Debt Securities

The Funds may invest in investment grade corporate debt securities.  Investment grade corporate bonds are those rated BBB or better by S&P® or Baa or better by Moody’s.  Securities rated BBB by S&P® are considered investment grade, but Moody’s considers securities rated Baa to have speculative characteristics.

Corporate debt securities are fixed-income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies.  Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or un-secured status.  Commercial paper has the shortest term and is usually unsecured.

The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations.  Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.

Because of the wide range of types, and maturities, of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles.  For example, commercial paper issued by a large established domestic corporation that is rated investment-grade may have a modest return on principal, but carries relatively limited risk.  On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

Corporate debt securities carry both credit risk and interest rate risk.  Credit risk is the risk that a Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due.  Some corporate debt securities that are rated below investment-grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.  The credit risk of a particular issuer’s debt security may vary based on its priority for repayment.  For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities.  This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities.  In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities.  Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise.  In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.

3

Equity Securities

Common Stocks.  The Funds may invest in common stocks.  Common stocks represent the residual ownership interest in the issuer and are entitled to the income and increase in the value of the assets and business of the entity after all of its obligations and preferred stock are satisfied.  Common stocks generally have voting rights.  Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Convertible Securities.  The Funds may invest in convertible securities.  Convertible securities include corporate bonds, notes and preferred stock that can be converted into or exchanged for a prescribed amount of common stock of the same or a different issue within a particular period of time at a specified price or formula.  A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible stock matures or is redeemed, converted or exchanged.  While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.  The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline.  While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.  When investing in convertible securities, the Funds may invest in the lowest credit rating category.

Preferred Stock.  The Funds may invest in preferred stock.  A preferred stock blends the characteristics of a bond and common stock.  It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer’s growth may be limited.  Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors if the issuer is dissolved.  Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.  When investing in preferred stocks, the Funds may invest in the lowest credit rating category.

Warrants and Rights.  The Funds may purchase warrants and rights, which are instruments that permit a Fund to acquire, by subscription, the capital stock of a corporation at a set price, regardless of the market price for such stock.  Warrants may be either perpetual or of limited duration, but they usually do not have voting rights or pay dividends.  The market price of warrants is usually significantly less than the current price of the underlying stock.  Thus, there is a greater risk that warrants might drop in value at a faster rate than the underlying stock.

Foreign Securities

The Funds may have both direct and indirect exposure to foreign securities through investments in stock index futures contracts, options on stock index futures contracts and options on securities and on stock indices.  In most cases, the best available market for foreign securities will be on exchanges or in over-the-counter (“OTC”) markets located outside the United States.

Investing in foreign securities carries political and economic risks distinct from those associated with investing in the United States.  Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on or delays in the removal of funds or other assets of a Fund, political or financial instability or diplomatic and other developments that could affect such investments.  Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or to convert currency into U.S. dollars.  There may be a greater possibility of default by foreign governments or foreign-government sponsored enterprises.  Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest or adverse diplomatic developments.

4

Illiquid Investments and Restricted Securities

The Funds may purchase and hold illiquid investments.  The Funds will not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets (taken at current value) would be invested in investments that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.  This policy does not include restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (“1933 Act”), which the Trust’s Board of Trustees (“Board” or “Trustees”) or Rafferty Asset Management, LLC (“Rafferty”), the Funds’ investment adviser, has determined under Board-approved guidelines are liquid.  The Funds do not currently anticipate investing in such restricted securities.

The term “illiquid investments” for this purpose means investments that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the investments.  Investments currently considered to be illiquid include:  (1) repurchase agreements not terminable within seven days; (2) securities for which market quotations are not readily available; (3) OTC options and their underlying collateral; (4) bank deposits, unless they are payable at principal amount plus accrued interest on demand or within seven days after demand; (5) restricted securities not determined to be liquid pursuant to guidelines established by the Board; and (6) in certain circumstances, securities involved in swap, cap, floor or collar transactions.  The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that a Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement.  The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

A Fund may not be able to sell illiquid investments when Rafferty or Hundredfold Advisers LLC, (“Hundredfold” or “Subadviser”) considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were liquid.  (Collectively, Rafferty and Hundredfold are referred to herein as “Advisers” in certain circumstances.)  In addition, the sale of illiquid investments may require more time and result in higher dealer discounts and other selling expenses than does the sale of investments that are not illiquid.  Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and investment in illiquid investments may have an adverse impact on NAV.

Rule 144A establishes a “safe harbor” from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers.  Institutional markets for restricted securities that have developed as a result of Rule 144A provide both readily ascertainable values for certain restricted securities and the ability to liquidate an investment to satisfy share redemption orders.  An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by a Fund, however, could affect adversely the marketability of such portfolio securities and a Fund may be unable to dispose of such securities promptly or at reasonable prices.

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Indexed Securities

The Funds may purchase indexed securities, which are securities, the value of which varies positively or negatively in relation to the value of other securities, securities indices or other financial indicators, consistent with its investment objective.  Indexed securities may be debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.  Recent issuers of indexed securities have included banks, corporations and certain U.S. government agencies.

The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed and also may be influenced by interest rate changes in the United States and abroad.  At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates.  Indexed securities may be more volatile than the underlying instruments.  Certain indexed securities that are not traded on an established market may be deemed illiquid.  See “Illiquid Investments and Restricted Securities” above.

The Funds may invest in Standard & Poor’s Depositary Receipts® (“SPDRs®”).  SPDRs® represent ownership in the SPDR Trust Series 1, a unit investment trust that holds a portfolio of common stocks designed to track the price performance and dividend yield of the Standard & Poor’s 500 Composite Stock Price IndexTM (“S&P 500® Index”) and whose shares trade on the American Stock Exchange® (“AMEX®”).  The value of SPDRs® fluctuates in relation to changes in the value of the underlying portfolio of common stocks.  The market price of SPDRs®, however, may not be equivalent to the pro rata value of the S&P 500® Index.  SPDRs® are subject to the risks of an investment in a broadly based portfolio of common stocks.

The Funds may invest in DIAMONDS®.  DIAMONDS® represent an investment in a unit investment trust (“DIAMONDS® Trust”) that owns shares in proportion to the weightings of the stocks comprising the Dow Jones Industrial Average® (“DJIA®”).  The DIAMONDS® Trust is structured so that its shares trade at approximately 1/100 (one one-hundredth) of the value of the DJIA®.  The DIAMONDS® Trust’s shares trade on the AMEX®.  An investment in DIAMONDS® is subject to risks similar to those of other diversified stock portfolios, including market volatility and that the general level of stock prices may decline.  Although DIAMONDS® are designed to provide investment results that generally correspond to the price and yield performance of the DJIA®, the DIAMONDS® Trust may not be able to exactly replicate the performance of the DJIA® because of trust expenses and other factors.

The Funds may invest in NASDAQ-100 Index Tracking Stock®, often referred to as QQQQs®.  QQQQs® represent ownership in the NASDAQ-100 Trust, a unit investment trust that holds a portfolio of common stocks designed to track the price performance and dividend yield of the NASDAQ-100 Index® (“NASDAQ-100®”) and whose shares trade on the AMEX®.  The value of the QQQQs® fluctuates in relation to changes in the value of the underlying portfolio of common stocks.  The market price of QQQQs®, however, may not be equivalent to the pro rata value of the NASDAQ-100®.  QQQQs® are subject to the risks of an investment in a broadly based portfolio of common stocks.

Investments in indexed securities, such as SPDRs®, DIAMONDS® and QQQQs®, are considered investments in other investment companies discussed below.

The Funds may invest, instead of or in addition to these indexed securities, in shares of alternate ETFs tracking the same market indices or other market indices within the same general market.

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Junk Bonds

The Funds may invest in lower-rated debt securities of any maturity, often called “Junk Bonds.”

“Junk Bonds,” generally offer a higher current yield than that available for higher-grade issues.  However, lower-rated securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates.  During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default.  In addition, the market for lower-rated debt securities has expanded rapidly in recent years, and its growth paralleled a long economic expansion.  At times in recent years, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties.  As a result, the yields on lower-rated debt securities rose dramatically, but such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather, the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or default.  There can be no assurance that such declines will not recur.

The market for lower-rated debt securities generally is thinner and less active than that for higher quality securities, which may limit the Funds’ ability to sell such securities at fair value in response to changes in the economy or financial markets.  Adverse publicity and investor perceptions, whether based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market.

Mortgage-Backed Securities

A mortgage-backed security is a type of pass-through security, which is a security representing pooled debt obligations repackaged as interests that pass income through an intermediary to investors.  In the case of mortgage-backed securities, the ownership interest is in a pool of mortgage loans.

Mortgage-backed securities are most commonly issued or guaranteed by the Government National Mortgage Association (“Ginnie Mae® or “GNMA”), Federal National Mortgage Association (“Fannie Mae©” or “FNMA”) or Federal Home Loan Mortgage Corporation (“Freddie Mac©” or “FHLMC”), but may also be issued or guaranteed by other private issuers.  GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development.  It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities.  FNMA is a publicly owned, government-sponsored corporation that mostly packages mortgaged backed by the Federal Housing Administration, but also sells some non-governmentally backed mortgages.  Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest only by FNMA.  The FHLMC is a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provide certain guarantees.  The corporation’s stock is owned by savings institutions across the United States and is held in trust by the Federal Home Loan Bank System.  Pass-through securities issued by the FHLMC are guaranteed as to timely payment of principal and interest only by the FHLMC.

Mortgage-backed securities issued by private issuers, whether such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. government.  The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities.  Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool.

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Collateralized mortgage obligations (“CMOs”) are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as “Mortgage Assets”).  Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references in this section to CMOs include multi-class pass-through securities.  Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid.  Interest is paid or accrued on all classes of the CMOs on a monthly, quarterly or semiannual basis.  The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways.  Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities.  A Fund will only invest in SMBS that are obligations backed by the full faith and credit of the U.S. government. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets.  A Fund will only invest in SMBS whose mortgage assets are U.S. government obligations.  A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal.  If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities.  The market value of any class which consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

Investment in mortgage-backed securities poses several risks, including among others, prepayment, market and credit risk.  Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment’s average life and perhaps its yield.  Whether a mortgage loan is prepaid is almost entirely controlled by the borrower.  Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise.  Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.  Market risk reflects the risk that the price of a security may fluctuate over time.  The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue.  In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and the Fund invested in such securities wishing to sell them may find it difficult to find a buyer for such securities, which may in turn decrease the price at which they may be sold.  Credit risk reflects the risk that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations.  Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government.  The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions.  With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the “pass-through” payments may, at times, be difficult.

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Options, Futures and Other Strategies

General.  A Fund may use certain options (traded on an exchange and OTC, or otherwise), futures contracts (sometimes referred to as “futures”) and options on futures contracts (collectively, “Financial Instruments”) as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of a Fund’s position, to create a synthetic money market position, for certain tax-related purposes and to effect closing transactions.

The use of Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission (“CFTC”).  In addition, a Fund’s ability to use Financial Instruments will be limited by tax considerations.  See “Dividends, Other Distributions and Taxes.”  Pursuant to a claim for exemption filed with the National Futures Association on behalf of each Fund, each Fund is not deemed to be a commodity pool operator or a commodity pool under the Commodity Exchange Act and is not subject to registration or regulation as such under the Commodity Exchange Act.

In addition to the instruments, strategies and risks described below and in the Prospectus, the Advisers may discover additional opportunities in connection with Financial Instruments and other similar or related techniques.  These new opportunities may become available as the Advisers develop new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed.  The Advisers may utilize these opportunities to the extent that they are consistent with a Fund’s investment objective and permitted by a Fund’s investment limitations and applicable regulatory authorities.  The Funds’ Prospectus or this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

Special Risks.  The use of Financial Instruments involves special considerations and risks, certain of which are described below.  Risks pertaining to particular Financial Instruments are described in the sections that follow.

(1)   Successful use of most Financial Instruments depends upon the Advisers’ ability to predict movements of the overall securities markets, which requires different skills than predicting changes in the prices of individual securities.  The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to distortion.  Due to the possibility of distortion, a correct forecast of stock market trends by the Advisers may still not result in a successful transaction.  The Advisers may be incorrect in their expectations as to the extent of market movements or the time span within which the movements take place that, thus, may result in the strategy being unsuccessful.

(2)   Options and futures prices can diverge from the prices of their underlying instruments.  Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way.  Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, and from imposition of daily price fluctuation limits or trading halts.

(3)   As described below, a Fund might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (e.g., Financial Instruments other than purchased options).  If a Fund was unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured.  These requirements might impair a Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that a Fund sell a portfolio security at a disadvantageous time.  A Fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position.  Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to a Fund.

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(4)   Losses may arise due to unanticipated market price movements, lack of a liquid secondary market for any particular instrument at a particular time or due to losses from premiums paid by a Fund on options transactions.

Cover.  Transactions using Financial Instruments, other than purchased options, expose a Fund to an obligation to another party.  The Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities or other options or futures contracts or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above.  A Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian, U.S. Bank, N.A. (“Custodian”), in the prescribed amount as determined daily.

Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets.  As a result, the commitment of a large portion of a Fund’s assets to cover or accounts could impede portfolio management or a Fund’s ability to meet redemption requests or other current obligations.

Options.  The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment and general market conditions.  Options that expire unexercised have no value.  Options currently are traded on the Chicago Board Options Exchange® (“CBOE®”), the AMEX® and other exchanges, as well as the OTC markets.

By buying a call option on a security, a Fund has the right, in return for the premium paid, to buy the security underlying the option at the exercise price.  By writing (selling) a call option and receiving a premium, a Fund becomes obligated during the term of the option to deliver securities underlying the option at the exercise price if the option is exercised.  By buying a put option, a Fund has the right, in return for the premium, to sell the security underlying the option at the exercise price.  By writing a put option, a Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price.

Because options premiums paid or received by a Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction.  For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction.  Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction.  Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

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Risks of Options on Securities.  Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction.  In contrast, OTC options are contracts between a Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee.  Thus, when a Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option.  Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

A Fund’s ability to establish and close out positions in exchange-traded options depends on the existence of a liquid market.  However, there can be no assurance that such a market will exist at any particular time.  Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists.  There can be no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration.  In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit.  The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options on Indices.  An index fluctuates with changes in the market values of the securities included in the index.  Options on indices give the holder the right to receive an amount of cash upon exercise of the option.  Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.  Some stock index options are based on a broad market index such as the S&P 500® Index, the NYSE Composite Index or the AMEX Major Market Index, or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index.

Each of the exchanges have established limitations governing the maximum number of call or put options on the same index that may be bought or written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers).  Under these limitations, option positions of all investment companies advised by Rafferty are combined for purposes of these limits.  Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions.  These positions limits may restrict the number of listed options that a Fund may buy or sell.

Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts.  When a Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call.  The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total value for the point of such difference.  When a Fund buys a call on an index, it pays a premium and has the same rights to such call as are indicated above.  When a Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon a Fund’s exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls.  When a Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price.

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Risks of Options on Indices.  If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change.  If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

OTC Options.  Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract.  While this type of arrangement allows a Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Futures Contracts and Options on Futures Contracts.  A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified security on the expiration date of the contract.  An index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made.  No physical delivery of the underlying securities in the index is made.

When a Fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time during the term of the option.  If a Fund writes a call, it assumes a short futures position.  If it writes a put, it assumes a long futures position.  When a Fund purchases an option on a futures contract, it acquires the right in return for the premium it pays to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

Whether a Fund realizes a gain or loss from futures activities depends upon movements in the underlying security or index.  The extent of a Fund’s loss from an unhedged short position in futures contracts or from writing unhedged call options on futures contracts is potentially unlimited.  A Fund only purchases and sells futures contracts and options on futures contracts that are traded on a U.S. exchange or board of trade.

No price is paid upon entering into a futures contract.  Instead, at the inception of a futures contract a Fund is required to deposit “initial margin” in an amount generally equal to 10% or less of the contract value.  Margin also must be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules.  Unlike margin in securities transactions, initial margin does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a Fund at the termination of the transaction if all contractual obligations have been satisfied.  Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures commission merchant daily as the value of the futures position varies, a process known as “marking-to-market.”  Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund’s obligations to or from a futures commission merchant.  When a Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk.  In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements.  If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

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Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions in options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold.  Positions in futures and options on futures contracts may be closed only on an exchange or board of trade that provides a secondary market.  However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time.  In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit.  Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses.  A Fund would continue to be subject to market risk with respect to the position.  In addition, except in the case of purchased options, a Fund would continue to be required to make daily variation margin payments and might be required to maintain cash or liquid assets in an account.

Risks of Futures Contracts and Options Thereon.  The ordinary spreads between prices in the cash and futures markets (including the options on futures markets), due to differences in the natures of those markets, are subject to the following factors, which may create distortions.  First, all participants in the futures market are subject to margin deposit and maintenance requirements.  Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationships between the cash and futures markets.  Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery.  To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion.  Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market.  Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

Combined Positions.  A Fund may purchase and write options in combination with each other.  For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract.  Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase.  Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

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Other Investment Companies

The Funds may invest in the securities of other investment companies to the extent permitted under the 1940 Act and relevant SEC guidelines or rules.  Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses.  By investing in another investment company, the Funds become a shareholder of that investment company.  As a result, Fund shareholders indirectly will bear the Funds’ proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Funds’ own operations.

Repurchase Agreements

A Fund may enter into repurchase agreements with banks that are members of the Federal Reserve System or securities dealers that are members of a national securities exchange or are primary dealers in U.S. government securities.  Repurchase agreements generally are for a short period of time, usually less than a week.  Under a repurchase agreement, a Fund purchases a U.S. government security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later.  The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during a Fund’s holding period.  While the maturities of the underlying securities in repurchase agreement transactions may be more than one year, the term of each repurchase agreement always will be less than one year.  Repurchase agreements with a maturity of more than seven days are considered to be illiquid investments.  A Fund may not enter into such a repurchase agreement if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid investments.  See “Illiquid Investments and Restricted Securities” above.

A Fund will always receive, as collateral, securities whose market value, including accrued interest, at all times will be at least equal to 100% of the dollar amount invested by the Fund in each repurchase agreement.  In the event of default or bankruptcy by the seller, the Fund will liquidate those securities (whose market value, including accrued interest, must be at least 100% of the amount invested by the Fund) held under the applicable repurchase agreement, which securities constitute collateral for the seller’s obligation to repurchase the security.  If the seller defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral.  In addition, if bankruptcy or similar proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited.

Reverse Repurchase Agreements

The Funds may borrow by entering into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements.  Under a reverse repurchase agreement, a Fund sells securities and agrees to repurchase them at a mutually agreed to price.  At the time a Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing liquid high-grade securities, marked-to-market daily, having a value not less than the repurchase price (including accrued interest).  Reverse repurchase agreements involve the risk that the market value of securities retained in lieu of sale by a Fund may decline below the price of the securities the Fund has sold but is obliged to repurchase.  If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund’s obligation to repurchase the securities.  During that time, a Fund’s use of the proceeds of the reverse repurchase agreement effectively may be restricted.  Reverse repurchase agreements create leverage, a speculative factor, and are considered borrowings for the purpose of a Fund’s limitation on borrowing.

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Short Sales

The Funds may engage in short sale transactions under which a Fund sells a security it does not own.  To complete such a transaction, a Fund must borrow the security to make delivery to the buyer.  A Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement.  The price at such time may be more or less than the price at which the security was sold by the Fund.  Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends that accrue during the period of the loan.  The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.

Until a Fund closes its short position or replaces the borrowed stock, the Fund will:  (1) maintain an account containing cash or liquid assets at such a level that (a) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the stock sold short and (b) the amount deposited in the account plus the amount deposited with the broker as collateral will not be less than the market value of the stock at the time the stock was sold short; or (2) otherwise cover the Fund’s short position.

Swap Agreements

The Funds may enter into swap agreements.  Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year.  In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.  The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

Most swap agreements entered into by a Fund calculate the obligations of the parties to the agreement on a “net basis.”  Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).  Payments may be made at the conclusion of a swap agreement or periodically during its term.

Swap agreements do not involve the delivery of securities or other underlying assets.  Accordingly, if a swap is entered into on a net basis, if the other party to a swap agreement defaults, a Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any.

The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to a swap agreement entered into on a net basis will be accrued daily and an amount of cash or liquid asset having an aggregate NAV at least equal to the accrued excess will be maintained in an account with the Custodian that satisfies the 1940 Act.  A Fund will also establish and maintain such accounts with respect to its total obligations under any swaps that are not entered into on a net basis.  Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of a Fund’s investment restriction concerning senior securities.

Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for a Fund’s illiquid investment limitations.  A Fund will not enter into any swap agreement unless Rafferty or the subadviser believes that the other party to the transaction is creditworthy.  A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

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A Fund may enter into a swap agreement in circumstances where Rafferty or the Subadviser believes that it may be more cost effective or practical than buying the underlying securities or a futures contract or an option on such securities.  The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer.  The counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks represented in the index, plus the dividends that would have been received on those stocks.  A Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks.  Therefore, the return to a Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by a Fund on the notional amount.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation.  As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments that are traded in the OTC market.  Rafferty, under the supervision of the Board, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.

The use of equity swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

U.S. Government Securities

The Funds may invest in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (“U.S. government securities”) in pursuit of their investment objectives, in order to deposit such securities as initial or variation margin, as “cover” for the investment techniques they employ, as part of a cash reserve and for liquidity purposes.

U.S. government securities are high-quality instruments issued or guaranteed as to principal or interest by the U.S. Treasury or by an agency or instrumentality of the U.S. government.  Not all U.S. government securities are backed by the full faith and credit of the United States.  Some are backed by the right of the issuer to borrow from the U.S. Treasury; others are backed by discretionary authority of the U.S. government to purchase the agencies’ obligations; while others are supported only by the credit of the instrumentality.  In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

U.S. government securities include Treasury Bills (which mature within one year of the date they are issued), Treasury Notes (which have maturities of one to ten years) and Treasury Bonds (which generally have maturities of more than 10 years).  All such Treasury securities are backed by the full faith and credit of the United States.

U.S. government agencies and instrumentalities that issue or guarantee securities include the Federal Housing Administration, Fannie Mae©, the Farmers Home Administration, the Export-Import Bank of the United States, the Small Business Administration, Ginnie Mae®, the General Services Administration, the Central Bank for Cooperatives, the Federal Home Loan Banks, Freddie Mac©, the Farm Credit Banks, the Maritime Administration, the Tennessee Valley Authority, the Resolution Funding Corporation and the Student Loan Marketing Association (“Sallie Mae©”).

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Yields on short-, intermediate- and long-term U.S. government securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering and the maturity of the obligation.  Debt securities with longer maturities tend to produce higher capital appreciation and depreciation than obligations with shorter maturities and lower yields.  The market value of U.S. government securities generally varies inversely with changes in the market interest rates.  An increase in interest rates, therefore, generally would reduce the market value of a Fund’s portfolio investments in U.S. government securities, while a decline in interest rates generally would increase the market value of the Fund’s portfolio investments in these securities.

Zero-Coupon Securities

The Funds may invest in zero-coupon bonds of any rating or maturity.

Zero-coupon securities make no periodic interest payments, but are sold at a deep discount from their face value.  The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date.  The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer’s perceived credit quality.  If the issuer defaults, the Funds may not receive any return on its investment.  Because zero-coupon securities bear no interest and compound semiannually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities.  Since zero-coupon bondholders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than bonds paying interest on a current basis.  When interest rates fall, zero-coupon securities rise more rapidly in value because the bonds reflect a fixed rate of return.  An investment in zero-coupon and delayed interest securities may cause a Fund to recognize income and make distributions to shareholders before it receives any cash payments on its investment.

Other Investment Risks and Practices

Borrowing.  The Funds may borrow money for investment purposes, which is a form of leveraging.  Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk while increasing investment opportunity.  Leverage will magnify changes in a Fund’s NAV and on its investments.  Although the principal of such borrowings will be fixed, a Fund’s assets may change in value during the time the borrowing is outstanding.  Leverage also creates interest expenses for a Fund.  To the extent the income derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay, the Fund’s net income will be greater than it would be if leverage were not used.  Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of a Fund will be less than it would be if leverage were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced.  The use of derivatives in connection with leverage creates the potential for significant loss.

A Fund may borrow money to facilitate management of the Fund’s portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous.  Such borrowing is not for investment purposes and will be repaid promptly.

As required by the 1940 Act, a Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed.  If at any time the value of the required asset coverage declines as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio investments within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell portfolio instruments at that time.

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In addition to the foregoing, a Fund may borrow money from a bank as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of its total assets.  This borrowing is not subject to the foregoing 300% asset coverage requirement.  A Fund may pledge portfolio securities as Rafferty deems appropriate in connection with any borrowings.

Lending Portfolio Securities.  A Fund may lend portfolio securities with a value not exceeding 33 1/3% of its total assets to brokers, dealers, and financial institutions.  Borrowers are required continuously to secure their obligations to return securities on loan from a Fund by depositing any combination of short-term government securities and cash as collateral with a Fund.  The collateral must be equal to at least 100% of the market value of the loaned securities, which will be marked to market daily.  While a Fund’s portfolio securities are on loan, the Fund continues to receive interest on the securities loaned and simultaneously earns either interest on the investment of the collateral or fee income if the loan is otherwise collateralized.  A Fund may invest the interest received and the collateral, thereby earning additional income.  Loans would be subject to termination by the lending Fund on four-business days notice or by the borrower on one-day notice.  Borrowed securities must be returned when the loan is terminated.  Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan inures to the lending Fund and its shareholders.  A lending Fund may pay reasonable finders, borrowers, administrative and custodial fees in connection with a loan.  The Funds currently have no intention of lending their portfolio securities.

Portfolio Turnover.  The Trust anticipates that the Funds will have very high portfolio turnover due to the active management of its portfolio.  A Fund’s portfolio turnover rate is calculated by the lesser of the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year.  Based on this calculation, instruments with remaining maturities of less than one year are excluded from the portfolio turnover rate.  Such instruments generally would include futures contracts and options, since such contracts generally have a remaining maturity of less than one year.  In any given period, all of a Fund’s investments may have a remaining maturity of less than one year; in which case, the portfolio turnover rate for that period would be equal to zero.  However, a Fund’s portfolio turnover rate calculated with all securities whose maturities were one year or less is anticipated to be unusually high.

High portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities.  Such sales also may result in adverse tax consequences to a Fund’s shareholders.  The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

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INVESTMENT RESTRICTIONS

In addition to the investment policies and limitations described above and described in the Prospectus, the Trust, on behalf of each Fund has adopted the following investment limitations, which are fundamental policies and may not be changed without the vote of a majority of the outstanding voting securities of a Fund.  Under the 1940 Act, a “vote of the majority of the outstanding voting securities” of a Fund means the affirmative vote of the lesser of: (1) more than 50% of the outstanding shares of a Fund; or (2) 67% or more of the shares of a Fund present at a shareholders meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment.  Except with respect to borrowing money, if a percentage limitation is adhered to at the time of the investment, a later increase or decrease in the percentage resulting from any change in value or net assets will not result in a violation of such restrictions.  If at any time a Fund’s borrowings exceed its limitations due to a decline in net assets, such borrowings will be reduced promptly to the extent necessary to comply with the limitation.

A Fund shall not:

1.   Lend any security or make any other loan if, as a result, more than 33 1/3% of the value of the Fund’s total assets would be lent to other parties, except (1) through the purchase of a portion of an issue of debt securities in accordance with the Fund’s investment objective; policies and limitations; or (2) by engaging in repurchase agreements with respect to portfolio securities.

2.   Underwrite securities of any other issuer.

3.   Purchase, hold, or deal in real estate or oil and gas interests.

4.   Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act) (including the amount of senior securities issued by excluding liabilities and indebtedness not constituting senior securities), except: (1) that the Fund may issue senior securities in connection with transactions in options, futures, options on futures and forward contracts, swaps, caps, floors, collars and other similar investments; (2) as otherwise permitted herein and in Investment Limitations Nos. 5 and 7; and (3) the Fund may make short sales of securities.

5.   Pledge, mortgage, or hypothecate the Fund’s assets, except (1) to the extent necessary to secure permitted borrowings; (2) in connection with the purchase of securities on a forward-commitment or delayed-delivery basis or the sale of securities on a delayed-delivery basis; and (3) in connection with options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other financial instruments.

6.   Invest in physical commodities, except that the Fund may purchase and sell foreign currency, options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars, securities on a forward-commitment or delayed-delivery basis, and other financial instruments.

7.   Borrow money, except (1) to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33 1/3% of the value of the Fund’s total assets); (2) as a temporary measure and then only in amounts not to exceed 5% of the value of the Fund’s total assets; (3) to enter into reverse repurchase agreements; and (4) to lend portfolio securities.  For purposes of this investment limitation, the purchase or sale of options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other financial instruments shall not constitute borrowing.

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8.   Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

The Funds have adopted the following fundamental investment policy that enables them to invest in another investment company or series thereof:

Notwithstanding any other limitation, a Fund may invest all of its investable assets in an open-end management investment company with the same limitations as the Fund.  For this purpose, “all of a Fund’s investable assets” means that the only investment securities that will be held by the Fund will be the Fund’s interest in the investment company.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision by the Board, Rafferty and/or the Subadviser, as applicable, are responsible for decisions to buy and sell securities for the Funds, the selection of broker-dealers to effect the transactions, and the negotiation of brokerage commissions, if any.  Rafferty expects that the Funds may execute brokerage or other agency transactions through registered broker-dealers, for a commission, in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.  There is generally no stated commission in the case of fixed income securities, which are commonly traded in the OTC market, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up.

When selecting a broker or dealer to execute portfolio transactions, Rafferty considers many factors, including the rate of commission or the size of the broker-dealer’s “spread,” the size and difficulty of the order, the nature of the market for the security, operational capabilities of the broker-dealer and the research, statistical and economic data furnished by the broker-dealer to Rafferty and/or Subadviser.

In effecting portfolio transactions for the Funds, Rafferty seeks to receive the closing prices of securities that are in line with those of the securities included in the applicable index and seeks to execute trades of such securities at the lowest commission rate reasonably available.  With respect to agency transactions, Rafferty may execute trades at a higher rate of commission if reasonable in relation to brokerage and research services provided to the Funds or Rafferty.  Such services may include the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities.  The Funds believe that the requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Funds, Rafferty and/or the Funds’ Subadviser, as applicable, from obtaining a high quality of brokerage and research services.  In seeking to determine the reasonableness of brokerage commissions paid in any transaction, Rafferty relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction.

Rafferty and/or the Funds’s Subadviser may use research and services provided to it by brokers in servicing all the Funds; however, not all such services may be used by Rafferty and/or the Funds’ Subadviser in connection with the Funds.  While the receipt of such information and services is useful in varying degrees and generally would reduce the amount of research or services otherwise performed by Rafferty and/or the Funds’ Subadviser, this information and these services are of indeterminable value and would not reduce Rafferty’s investment advisory fee to be paid by the Funds or the subadvisory fees to be paid by Rafferty.

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Purchases and sales of U.S. government securities normally are transacted through issuers, underwriters or major dealers in U.S. government securities acting as principals.  Such transactions are made on a net basis and do not involve payment of brokerage commissions.  The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.

Aggregate brokerage commissions paid by the each of Funds for the following fiscal periods are shown in the table below.

Select Alternative Fund	Brokerage Fees Paid
Year Ended August 31, 2007	$ 11,548
Year Ended August 31, 2006	$ 27,908
September 1, 2004 to August 31, 2005	$ 21,016

Global Perspective Fund	Brokerage Fees Paid
Year Ended August 31, 2007	$ 231,416
Year Ended August 31, 2006	$ 286,643
September 27, 2004 to August 31, 2005	$ 78,223

Equity Opportunity Fund	Brokerage Fees Paid
Year Ended August 31, 2007	$ 127,200
Year Ended August 31, 2006	$ 242,111
October 11, 2004 to August 31, 2005	$ 84,965

PORTFOLIO HOLDINGS INFORMATION

The Trust maintains portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the Funds’ portfolio investments to ensure that such disclosure is in the best interests of the Funds’ shareholders.  In adopting the policies, the Board considered actual and potential material conflicts that could arise between the interest of Fund shareholders, the Adviser, distributor, or any other affiliated person of the Funds.  Disclosure of a Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q.  These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.

From time to time, rating and ranking organizations such as Standard & Poor’s® and Morningstar®, Inc. may request complete portfolio holdings information in connection with rating a Fund.  Similarly, pension plan sponsors, consultants and/or other financial institutions may request a complete list of portfolio holdings in order to assess the risks of a Fund’s portfolio along with related performance attribution statistics.  The Trust believes that these third parties have legitimate objectives in requesting such portfolio holdings information.  To prevent such parties from potentially misusing the complete portfolio holdings information, the Funds will generally only disclose such information as of the end of the most recent calendar quarter, with a lag of approximately 60 days.  In addition, the Funds’ President or Chief Compliance Officer may grant exceptions to permit additional disclosure of the complete portfolio holdings information at differing times and with differing lag times to rating agencies and to the parties noted above, provided that (1) the recipient is subject to a confidentiality agreement; (2) the recipient will utilize the information to reach certain conclusions about the investment management characteristics of the Funds and will not use the information to facilitate or assist in any investment program; and (3) the recipient will not provide access to third parties to this information.  The Chief Compliance Officer shall report any disclosures made pursuant to this exception to the Board.

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In addition, the Funds’ service providers, such as custodian, administrator, transfer agent, distributor, legal counsel and independent registered public accounting firm may receive portfolio holdings information in connection with their services to the Funds.  In no event shall the Advisers, their affiliates or employees, or the Funds receive any direct or indirect compensation in connection with the disclosure of information about the Funds’ portfolio holdings.

In the event a portfolio holdings disclosure made pursuant to the policies presents a conflict of interest between the Funds’ shareholders and Rafferty, the Subadviser, the distributor and their affiliates or employees and any affiliated person of the Fund, the disclosure will not be made unless a majority of the Independent Trustees approves such disclosure.

MANAGEMENT OF THE TRUST

Trustees and Officers

The business affairs of each Fund are managed by or under the direction of the Board.  The Trustees are responsible for managing the Funds’ business affairs and for exercising all of the Funds’ powers except those reserved to the shareholders.  A Trustee may be removed by the other Trustees or by a two-thirds vote of the outstanding Trust shares.

The following table is a list of the Trustees and officers of the Trust, their age, business address and principal occupation during the past five years including any affiliation with Rafferty, the length of service to the Trust, and the position, if any, that they hold on the board of directors of companies other than the Trust.  Each Trustee of the Trust also serves on the Board of the Direxion Insurance Trust, the other registered investment company in the Direxion mutual fund complex.  Unless otherwise noted, an individual’s business address is 33 Whitehall Street, 10th Floor, New York, New York 10004.

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Interested Trustees
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee
Lawrence C. Rafferty(1) Age: 65	Chairman of the Board of Trustees	Lifetime of Trust until removal or resignation; Since 1997	Chairman and Chief Executive Officer of Rafferty, 1997-present; Chief Executive Officer of Rafferty Companies, LLC, 1996-present; Chief Executive Officer of Rafferty Capital Markets, Inc., 1995- present.	114	Board of Trustees, Fairfield University; Board of Directors, St. Vincent’s Services; Executive Committee, Metropolitan Golf Association

Non-Interested Trustees
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee
Daniel J. Byrne Age: 63	Trustee	Lifetime of Trust until removal or resignation; Since 1997	President and Chief Executive Officer of Byrne Securities Inc., 1992-present; Trustee, The Opening Word Program, Wyandanch, New York.	114	None
Gerald E. Shanley III Age: 64	Trustee	Lifetime of Trust until removal or resignation; Since 1997	Business Consultant, 1985-present; Trustee of Trust Under Will of Charles S. Payson, 1987-present; C.P.A., 1979-present.	114	None
John Weisser Age: 65	Trustee	Lifetime of Trust until removal or resignation; Since 2007	Retired, Since 1995; Salomon Brothers, Inc, 1971-1995, most recently as Managing Director.	114	MainStay VP Series Fund, Inc.

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Officers
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee
Daniel D. O’Neill Age: 39	President;	One Year; Since 1999	Managing Director of Rafferty, 1999-present.	N/A	N/A
	Chief Operating Officer and Chief Investment Officer	One Year; Since 2006
William Franca Age: 50	Executive Vice President - Head of Distribution	One Year; Since 2006	Senior Vice President- National Sales, Massachusetts Financial Services/SunLife Financial Distributors, 2002-2004; Executive Vice President, Distribution, SunLife, 2001-2002.	N/A	N/A
Todd Warren Age: 40	Chief Compliance Officer	One Year; Since 2007	Chief Legal Officer, Alaric Compliance Services, LLC 2006 to present; CCO and General Counsel, Oracle Evolution LLC 10/04 – 2/06.	N/A	N/A
Todd Kellerman Age: 33	Chief Financial Officer	Once Year; Since 2007	Vice President of Corporate Development. Raven Holdings, Inc., 2003-2005; Business Consultant, 2002-2003; Senior Consultant – Business Consulting, Arthur Andersen, 1999- 2000.	N/A	N/A

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Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee
Stephen P. Sprague Age: 58	Treasurer and Controller	One Year; Since 1999	Chief Financial Officer of Rafferty for the past 5 years.	N/A	N/A
Eric W. Falkeis 615 East Michigan Street Milwaukee, WI 53202 Age: 35	Secretary	One Year; Since 2004
Chief Financial Officer,
U.S. Bancorp Fund
Services, LLC, since
April 2006; Vice
President, U.S. Bancorp
Fund Services LLC,
since 1997; formerly,
Chief Financial Officer,
Quasar Distributors,
LLC (2000-2003).
				N/A	N/A
(1)	Mr. Rafferty is affiliated with Rafferty. Mr. Rafferty is the Chairman and Chief Executive Officer of Rafferty.

(2)
The Direxion Complex consists of the Direxion Funds which currently offers for sale to the public 51 portfolios of the 69 currently registered with the SEC and the Direxion Insurance Trust which currently offers for sale 3 portfolios of the 45 currently registered with the SEC.

The Trust has an Audit Committee, consisting of Messrs. Weisser, Byrne and Shanley.  The members of the Audit Committee are not “interested” persons of the Trust (as defined in the 1940 Act).  The primary responsibilities of the Trust’s Audit Committee are, as set forth in its charter, to make recommendations to the Board Members as to: the engagement or discharge of the Trust’s independent registered public accounting firm (including the audit fees charged by auditors); the supervision of investigations into matters relating to audit matters; the review with the independent registered public accounting firm of the results of audits; and addressing any other matters regarding audits.  The Audit Committee met four times during the Funds’ most recent fiscal year.

The Trust also has a Nominating Committee, consisting of Messrs. Weisser, Byrne and Shanley, each of whom is a disinterested member of the Board.  The primary responsibilities of the nominating committee are to make recommendations to the Board on issues related to the composition and operation of the Board, and communicate with management on those issues.  The Nominating Committee also evaluates and nominates Board member candidates.  The Nominating Committee will consider nominees recommended by shareholders.  Such recommendations should be in writing and addressed to the Funds with attention to the Nominating Committee Chair.  The recommendations must include the following Preliminary Information regarding the nominee: (1) name; (2) date of birth; (3) education; (4) business professional or other relevant experience and areas of expertise; (5) current business and home addresses and contact information; (6) other board positions or prior experience; and (7) any knowledge and experience relating to investment companies and investment company governance.  The Nominating Committee met once during the Trust’s most recent fiscal year.

The Trust has a Qualified Legal Compliance Committee, consisting of Messrs. Weisser, Byrne and Shanley.  The members of the Qualified Legal Compliance Committee are not “interested” persons of the Trust (as defined in the 1940 Act).  The primary responsibility of the Trust’s Qualified Legal Compliance Committee is to receive, review and take appropriate action with respect to any report (“Report”) made or referred to the Committee by an attorney of evidence of a material violation of applicable U.S. federal or state securities law, material breach of a fiduciary duty under U.S. federal or state law or a similar material violation by the Trust or by any officer, director, employee, or agent of the Trust.  The Qualified Legal Compliance Committee did not meet during the most recent fiscal year.

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The following table shows the amount of equity securities in the Funds and the Direxion Family of Investment Companies owned by the Trustees as of the calendar year ended December 31, 2006:

Dollar Range of Equity Securities Owned:	Interested Trustees:		Disinterested Trustees:
	Lawrence C. Rafferty	Jay F. Higgins(1)	Daniel J. Byrne	Gerald E. Shanley III	John Weisser(2)
Select Alternative Fund	$0	$0	$0	$0	N/A
Global Fund	$0	$0	$0	$0	N/A
Equity Fund	$0	$0	$0	$0	N/A
Aggregate Dollar Range of Equity Securities in the Direxion Family of Investment Companies(3)	$0	$0	$10,001 - $50,000	$0	N/A
(1)	As of May 22, 2007. Mr. Higgins resigned as an Interested Trustee of the Direxion Family of Investment Companies.
(2)
As of March 7, 2007, Mr. Weisser became a Disinterested Trustee of the Direxion Family of Investment Companies and, therefore, did not have ownership in any equity securities in the Direxion Family of Investment Companies.

(3)
The “Direxion Family of Investment Companies” consists of the Direxion Funds which currently offers for sale to the public 51 portfolios of the 69 currently registered with the SEC and the Direxion Insurance Trust which currently offers for sale 3 portfolios of the 45 currently registered with the SEC.

The Trust’s Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law.  However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

No officer, director or employee of Rafferty receives any compensation from the Funds for acting as a Trustee or officer of the Trust.  The following table shows the compensation earned by each Trustee for the Trust’s prior fiscal year ended August 31, 2007.

Name of Person, Position	Aggregate Compensation From the Select Alternative Fund	Aggregate Compensation From the Global Perspective Fund	Aggregate Compensation From the Equity Opportunity Fund	Pension or Retirement Benefits Accrued As Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From the Direxion Complex(1) Paid to the Trustees
Interested Trustees
Lawrence C. Rafferty	$0	$0	$0	$0	$0	$0
Jay F. Higgins(2)	$232	$636	$254	$0	$0	$10,000
Disinterested Trustees
Kevin G. Boyle(3)	$116	$318	$127	$0	$0	$5,000
Daniel J. Byrne	$604	$1,657	$662	$0	$0	$26,000

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Name of Person, Position	Aggregate Compensation From the Select Alternative Fund	Aggregate Compensation From the Global Perspective Fund	Aggregate Compensation From the Equity Opportunity Fund	Pension or Retirement Benefits Accrued As Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From the Direxion Complex(1) Paid to the Trustees
Gerald E. Shanley III	$743	$2,039	$814	$0	$0	$32,000
John Weisser(4)	$488	$1,339	$535	N/A	N/A	$21,000
(1)	For the fiscal period ended December 31, 2007, trustees’ fees and expenses in the amount of $94,000 were incurred by the Trust.
(2)	As of May 22, 2007, Mr. Higgins resigned as an Interested Trustee of the Direxion Complex.
(3)	As of March 7, 2007, Mr. Boyle resigned as a Disinterested Trustee of the Direxion Complex.
(4)	As of March 7, 2007, Mr. Weisser became a Disinterested Trustee of the Direxion Complex and, therefore, did not receive compensation for the fiscal year ended December 31, 2006.

Principal Shareholders, Control Persons and Management Ownership

A principal shareholder is any person who owns of record or beneficially 5% or more of any class of a Fund’s outstanding shares.  A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control.  Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of a Fund.  As of November 30, 2007, the following shareholders were considered to be either a control person or principal shareholder of each Fund:

Global Perspective Fund

Name and Address	% Ownership
Haggai Institute for Advanced Leadership Training, Inc. 360 Interstate North Pkwy SE Floor 5 Atlanta, GA 30339-2203	5.53%

Equity Opportunity Fund

Name and Address	% Ownership
Haggai Institute for Advanced Leadership Training, Inc. 60 Interstate North Pkwy SE Floor 5 Atlanta, GA 30339-2203	6.83%

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Select Alternative Fund

Name and Address	% Ownership
Haggai Institute for Advanced Leadership Training, Inc. 60 Interstate North Pkwy SE Floor 5 Atlanta, GA 30339-2203	7.28%
Charles Schwab & Co. Inc. Attn: Mutual Funds 4500 Cherry Creek Dr. South Suite 700 Denver, CO 80246	9.05%
CE Hall Construction, Inc. P.O. Box 13505 Savannah, GA 31416-0505	6.50%

In addition, as of November 30, 2007, the Trustees and officers as a group owned less than 1% of the outstanding shares of each Fund.

Investment Adviser and Subadviser

Rafferty Asset Management, LLC, 33 Whitehall Street, 10th Floor, New York, New York, 10004, provides investment advice to the Fund.  Rafferty was organized as a New York limited liability corporation in June 1997.  Lawrence C. Rafferty controls Rafferty and Rafferty Capital Markets, LLC. through his ownership in Rafferty Holdings, LLC.

Rafferty has retained Hundredfold Advisors, LLC, 2940 N. Lynnhaven Road, Suite 210A, Virginia Beach, VA 23452, to serve as subadviser to the Funds (“Hundredfold” or “Subadviser”).  Through its ownership of the Subadviser, Simply Distribute Charitable Foundation, a not-for-profit foundation, controls Hundredfold and was created as a charitable foundation.  Mr. Ralph Doudera and Ms. Mary Collins are trustees of the foundation.  In addition, as managing members of Hundredfold, both Mr. Doudera and Ms. Collins control the Subadviser.

Under an Investment Advisory Agreement (“Advisory Agreement”) between the Trust, on behalf of the Funds and Rafferty, Rafferty provides a continuous investment program for a Fund’s assets in accordance with its investment objective, policies and limitations, and oversees the day-to-day operations of a Fund, subject to the supervision of the Trustees.  Rafferty bears all costs associated with providing these advisory services.  The Trust bears all other expenses that are not assumed by Rafferty as described in the Prospectus.  The Trust also is liable for nonrecurring expenses as may arise, including litigation to which a Fund may be a party.  The Trust also may have an obligation to indemnify its Trustees and officers with respect to any such litigation.

Pursuant to the Advisory Agreement, each Fund pays Rafferty at an annual rate of 1.00% based on its average daily net assets.

Each Fund is responsible for its own operating expenses.  Rafferty has voluntarily agreed to waive its fees and/or reimburse operating expenses (excluding, as applicable, among other expenses, front-end or contingent deferred sales loads, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, Acquired Fund Fees and Expenses, and extraordinary expenses such as litigation) to the extent that each Fund’s Total Annual Fund Operating Expenses exceed 2.75% of average daily net assets for the period ending August 31, 2008.  If overall expenses fall below these percentage limitations, then the Funds may reimburse Rafferty within the following three years.  There is no assurance that Rafferty will continue this waiver after this date.

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The table below shows the amount of advisory fees incurred by each of the Funds and the amount of fees waived and/or reimbursed by Rafferty for the following periods.

Select Alternative Fund	Advisory Fees Incurred	Waived fees and/or expenses reimbursed by Advisor
Year Ended August 31, 2007	$318,478	$0
Year Ended August 31, 2006	$226,104	$0
September 1, 2004 to August 31, 2005	$440,650	$0

Global Perspective Fund	Advisory Fees Incurred	Waived fees and/or expenses reimbursed by Advisor
Year Ended August 31, 2007	$1,195,205	$0
Year Ended August 31, 2006	$998,710	$0
September 27, 2004 to August 31, 2005	$469,383	$0

Equity Opportunity Fund	Advisory Fees Incurred	Waived fees and/or expenses reimbursed by Advisor
Year Ended August 31, 2007	$403,417	$0
Year Ended August 31, 2006	$509,231	$0
October 11, 2004 to August 31, 2005	$319,797	$0

The Advisory Agreement was approved by the Trustees (including all Independent Trustees) and Rafferty, as sole shareholder of the Funds, in compliance with the 1940 Act.  The Advisory Agreement continues in force for an initial period of two years after the date of its approval.  The Advisory Agreement is renewable thereafter from year to year with respect to each Fund, so long as its continuance is approved at least annually (1) by the vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not “interested persons” of Rafferty or the Trust, and (2) by the majority vote of either the full Board or the vote of a majority of the outstanding shares of a Fund.  The Advisory Agreement automatically terminates on assignment and is terminable on 60-day written notice either by the Trust or Rafferty.

Under an Investment Subadvisory Agreement (“Subadvisory Agreement”) between Rafferty and Hundredfold, Hundredfold, subject to direction by Rafferty and the Board, provides investment advice and portfolio management services to the Funds for a fee payable by Rafferty.  An investment team from Hundredfold will manage the Funds’ assets, under the supervision of Rafferty.  Under the Subadvisory Agreement, Hundredfold directs, through Rafferty, the allocation of Fund assets among various baskets of securities, created by Hundredfold.  Then, Rafferty implements Hundredfold’s investment decisions for each Fund by placing all brokerage orders for the purchase and sale of those securities.  For the investment subadvisory services provided to the Funds, Rafferty pays Hundredfold 0.40% for assets under management of less than $40 million, 0.60% for assets under management between $40 million and $100 million, 0.70% for assets under management between $100 million and $150 million, 0.75% for assets under management between $150 million and $200 million, and 0.80% for assets under management if greater than $200 million.

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The Subadvisory Agreement was initially approved by the Board (including all of the Trustees who are not “interested persons” of Rafferty or Hundredfold, as defined under the 1940 Act) and the shareholders of the Funds, in compliance with the 1940 Act.  The Subadvisory Agreement provides that it will be in force for an initial two-year period and it must be approved each year thereafter by (1) a vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not “interested persons” of Rafferty, Hundredfold or the Trust, and by (2) the majority vote of either the full Board or the vote of a majority of the outstanding shares of the Funds.  The Subadvisory Agreement automatically terminates on assignment and is terminable on not less than a 60-day written notice by Rafferty or a 90-day written notice by Hundredfold.  Under the terms of the Advisory Agreement, Rafferty automatically becomes responsible for the obligations of Hundredfold upon termination of the Subadvisory Agreement.

Under an agreement with Funds, Spectrum Financial Inc., an affiliate of Hundredfold, may provide services to the Funds and receive an annualized fee of 1.00% based on the average daily net assets of the Funds attributable to clients of Spectrum Financial, Inc. who are shareholders of the Funds.

Rafferty shall not be liable to the Trust or any shareholder for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, negligence or reckless disregard of the duties imposed upon it by its agreement with the Trust or for any losses that may be sustained in the purchase, holding or sale of any security.

Hundredfold shall not be liable to the Trust or any shareholder for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, negligence or reckless disregard of the duties imposed upon it by its agreement with Rafferty or for any losses that may be sustained in the purchase, holding or sale of any security.

Pursuant to Section 17(j) of the 1940 Act and Rule 17j-1 thereunder, the Trust, Rafferty, Hundredfold and the distributor have adopted Codes of Ethics (“Codes”).  These Codes permit portfolio managers and other access persons of the Funds to invest in securities that may be owned by the Funds, subject to certain restrictions.

Portfolio Manager

Ralph J. Doudera serves as portfolio manager of the Funds.  In addition to the Funds, Mr. Doudera manages the other accounts set forth below.  Hundredfold provided the following information regarding the other accounts managed by the Funds’ portfolio manager, including the number of accounts, the total assets in those accounts and the categorization of the accounts as of August 31, 2007.

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Other Accounts	Total Number of Accounts	Total Assets	Total Number of Accounts with Performance Based Fees	Total Assets of Accounts with Performance Based Fees
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts(1)	520	$130 million	0	$0
(1)	Mr. Doudera is also the founder, CEO and investment manager of Spectrum Financial Inc., a registered investment adviser. Mr. Doudera manages all of the above accounts for Spectrum Financial Inc.

Because the other accounts listed above invest only in mutual funds, Hundredfold and/or Spectrum Financial Inc. have not identified any material conflicts between the Funds and other accounts managed by Mr. Doudera.  However, actual or apparent conflicts of interest may arise in connection with the day-to-day management of the Funds and other accounts.  The management of the Funds and other accounts may result in unequal time and attention being devoted to the Funds and other accounts.  Hundredfold’s management fees for the services it provides to other accounts varies and may be higher or lower than the subadvisory fees it receives from Rafferty.  This could create potential conflicts of interest in which the portfolio manager may appear to favor one investment vehicle over another resulting in an account paying higher fees or one investment vehicle out performing another.

As of August 31, 2007, Mr. Doudera is not compensated for his position as portfolio manager to the Funds.  All of Mr. Doudera’s services are donated to Hundredfold.

Set forth below are the dollar ranges of securities of the Funds beneficially owned by the portfolio manager as of August 31, 2007.

Fund	Dollar Range of Equity Securities in the Funds
Select Alternative Fund	Over $1,000,000
Global Perspective Fund	Over $1,000,000
Equity Opportunity Fund	Over $1,000,000

Proxy Voting Policies and Procedures

The Board has adopted proxy voting policies and procedures (“Proxy Policies”) wherein the Trust has delegated to Rafferty the responsibility for voting proxies relating to portfolio securities held by the Funds as part of their investment advisory services, subject to the supervision and oversight of the Board.  The Proxy Voting Policies of Rafferty are attached as Appendix A. Notwithstanding this delegation of responsibilities, however, each Fund retains the right to vote proxies relating to its portfolio securities.  The fundamental purpose of the Proxy Policies is to ensure that each vote will be in a manner that reflects the best interest of the Fund and its shareholders, taking into account the value of the Funds’ investments.

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More Information.  The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request by calling toll-free, 1-800-851-0511 or by accessing the SEC’s website at www.sec.gov.

Fund Administrator, Fund Accountant, Transfer Agent and Custodian

U.S. Bancorp Fund Services, LLC (“Administrator”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, provides administrative, fund accounting and transfer agent services to the Funds.  U.S. Bank, N.A., Custody Operations, 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin 53202, an affiliate of the Administrator, provides custodian services to the Funds.

Pursuant to an Administration Servicing Agreement (“Service Agreement”) between the Trust and the Administrator, the Administrator provides the Trust with administrative and management services (other than investment advisory services).  As compensation for these services, the Trust pays the Administrator a fee based on the Trust’s total average daily net assets of 0.045% on net assets or a minimum annual fee of $200,000 for the Fund Complex.  The Administrator also is entitled to certain out-of-pocket expenses.

The table below shows the amount of administrative and management services fees incurred by each of the Funds to the Administrator for the following the fiscal periods.

Fiscal Period	Select Alternative Fund
Year Ended August 31, 2007	$ 15,555
Year Ended August 31, 2006	$ 17,797
September 1, 2004 to August 31, 2005	$ 32,102

Fiscal Period	Global Perspective Fund
Year Ended August 31, 2007	$ 36,379
Year Ended August 31, 2006	$ 22,521
September 27, 2004 to August 31, 2005	$ 31,923

Fiscal Period	Equity Opportunity Fund
Year Ended August 31, 2007	$ 16,619
Year Ended August 31, 2006	$ 19,239
October 11, 2004 to August 31, 2005	$ 27,172

Pursuant to a Fund Accounting Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC (“Fund Accountant”), the Fund Accountant provides the Trust with accounting services, including portfolio accounting services, tax accounting services and furnishing financial reports.  For these services, the Trust pays the Fund Accountant a fee based on the Trust’s total average daily net assets of 0.03% and a minimum annual fee of $600,000 for the Fund Complex.  The Fund Accountant also is entitled to certain out-of-pocket expenses, including pricing expenses.

Pursuant to a Custodian Agreement, U.S. Bank, N.A. serves as the custodian of the Funds’ assets.  Under the terms of the Custodian Agreement, the Custodian holds and administers the assets in the Funds’ portfolios.  The Custodian receives an annual fee based on the Trust’s total average daily net 0.0225% and a $1,000 minimum fee per fund.  The Custodian also is entitled to certain out-of-pocket expenses.  U.S. Bank N.A. and/or its affiliates receive revenue from certain broker-dealers that may receive Rule 12b-1 fees or other payments from mutual funds in which certain of the Funds may invest.  In recognition of this revenue, certain of these Funds may receive a credit from U.S. Bank N.A. and/or its affiliates for fees otherwise payable by the Funds.

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Distributor

Rafferty Capital Markets, LLC, 59 Hilton Avenue, Garden City, New York 11530, serves as the distributor (“Distributor”) in connection with the continuous offering of the Funds’ shares.  The Distributor and participating dealers with whom it has entered into dealer agreements offer shares of the Funds as agents on a best efforts basis and are not obligated to sell any specific amount of shares.  For the fiscal year ended August 31, 2007, the Distributor received $90,000 as compensation from Rafferty for distribution services for the Trust.  Mr. Rafferty is an affiliated person of the Distributor.

Distribution Plan

Rule 12b-1 under the 1940 Act provides that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule.  The Trustees have adopted a Rule 12b-1 Plan of Distribution (“Plan”) for the Service Class Shares of each Fund pursuant to which each Fund may pay certain expenses incurred in the distribution of the Service Class Shares and the servicing and maintenance of existing shareholder accounts.  Pursuant to the Plan, a Fund may pay up to 1.00% of its average daily net assets. Under an agreement with the Funds, your Financial Advisor, including Spectrum Financial, Inc., may receive these fees from the Funds.  In exchange, your Financial Advisor or Spectrum Financial, Inc. may provide a number of services, as described in the Prospectus.

The Plan was approved by the Trustees, including the Independent Trustees of the Funds.  In approving the Plan, the Trustees determined that there is a reasonable likelihood that the Plan will benefit the Funds and their shareholders.  The Trustees will review quarterly and annually a written report of the amounts expended under the Plan and the purposes for which such expenditures were made.  The Distributor, as the Funds’ principal underwriter, Rafferty and the Subadviser may have a direct or indirect financial interest in the Plan or any related agreement.

The Plan permits payments to be made by each Fund to the distributor or other third parties for expenditures incurred in connection with the distribution of Fund shares to investors and/or the provision of certain shareholder services.  The distributor or other third parties are authorized to engage in advertising, the preparation and distribution of sales literature and other promotional activities on behalf of each Fund.  In addition, the Plan authorizes payments by each Fund to the distributor and/or other third parties for the cost related to selling or servicing efforts, preparing, printing and distributing Fund prospectuses, statements of additional information, and shareholder reports to investors.

The tables below show the amount of 12b-1 fees incurred and the allocation of such fees by each Fund for the fiscal year ended August 31, 2007.

Fund	12b-1 fees incurred
Select Alternative Fund	$ 318,478
Global Perspective Fund	$ 1,195,205
Equity Opportunity Fund	$ 403,417

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Fund	Advertising and Marketing	Printing and Postage	Payment to Distributor	Payment to Dealers	Compensation to Sales Personnel	Other Marketing and Servicing Expenses
Select Alternative Fund	$ 0	$ 0	$ 0	$ 318,478	$ 0	$ 0
Global Perspective Fund	$ 0	$ 0	$ 0	$ 1,195,205	$ 0	$ 0
Equity Opportunity Fund	$ 0	$ 0	$ 0	$ 403,417	$ 0	$ 0

Independent Registered Public Accounting Firm

Ernst & Young LLP (“E&Y”), 233 S. Wacker Drive, Chicago, Illinois 60606, is the independent registered public accounting firm for the Trust.  The Financial Statements of the Funds for the fiscal year ended August 31, 2007 have been audited by E&Y and are incorporated by reference herein with reliance upon the report of said firm, which is given upon their authority as experts in accounting and auditing.

DETERMINATION OF NET ASSET VALUE

The NAV per share of the Funds is determined daily, Monday through Friday, as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally at 4:00 p.m. Eastern time), each day the NYSE is open for business.  The NYSE is not open on New Year’s Day, Presidents’ Day, Martin Luther King’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

A security listed or traded on an exchange, domestic or foreign, is valued at its last sales price on the principal exchange on which it is traded prior to the time when assets are valued.  If no sale is reported at that time, the mean of the last bid and asked prices is used.  Securities traded principally on the NASDAQ® Global Market (“NASDAQ®”) for which quotations are readily available shall be valued using the NASDAQ® Official Closing Price (“NOCP”) provided by NASDAQ® each business day.  The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the “inside” bid and asked prices; in that case, NASDAQ® will adjust the price to equal the inside bid or asked price, whichever is closer.  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.

When market quotations for options and futures positions held by the Funds are readily available, those positions will be valued based upon such quotations.  Securities and other assets for which market quotations are not readily available, or for which Rafferty has reason to question the validity of quotations received, are valued at fair value as determined in good faith by the Board.

For purposes of determining NAV per share of the Funds, options and futures contracts are valued at the last sale prices of the exchanges on which they trade.  The value of a futures contract equals the unrealized gain or loss on the contract that is determined by marking the contract to the last sale price for a like contract acquired on the day on which the futures contract is being valued.  The value of options on futures contracts is determined based upon the last sale price for a like option acquired on the day on which the option is being valued.  A last sale price may not be used for the foregoing purposes if the market makes a limit move with respect to a particular instrument.

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For valuation purposes, quotations of foreign securities or other assets denominated in foreign currencies are translated to U.S. Dollar equivalents using the net foreign exchange rate in effect at the close of the stock exchange in the country where the security is issued.  Short-term debt instruments having a maturity of 60 days or less are valued at amortized cost, which approximates market value.  If the Board determines that the amortized cost method does not represent the fair value of the short-term debt instrument, the investment will be valued at fair value by procedures as adopted by the Board.  U.S. government securities are valued at the mean between the closing bid and asked price provided by an independent third party pricing service (“Pricing Service”).

Other debt securities are valued by using the mean between the closing bid and asked price provided by the Pricing Service.  If the closing bid and asked price are not readily available, the Pricing Service may provide a price determined by a matrix pricing method, which is a mathematical technique used to value fixed-income securities without relying exclusively on quoted prices.  In the absence of market quotations or matrix-derived prices from the Pricing Service, the debt securities will be valued at fair value as determined in good faith by the Board.

OTC securities held by the Funds will be valued at the last sales price or, if no sales price is reported, the mean of the last bid and asked price is used.  The portfolio securities of the Funds that are listed on national exchanges are valued at the last sales price of such securities; if no sales price is reported, the mean of the last bid and asked price is used.  Dividend income and other distributions are recorded on the ex-dividend date.

Illiquid securities, securities for which reliable quotations or pricing services are not readily available, and all other assets not valued in accordance with the foregoing principles will be valued at their respective fair value as determined in good faith by, or under procedures established by, the Trustees, which procedures may include the delegation of certain responsibilities regarding valuation to Rafferty or the officers of the Trust.  The officers of the Trust report, as necessary, to the Trustees regarding portfolio valuation determinations.  The Trustees, from time to time, will review these methods of valuation and will recommend changes that may be necessary to assure that the investments of the Funds are valued at fair value.

For purposes of calculating their daily NAV, the Funds typically reflect changes in their holdings of portfolio securities on the first business day following a portfolio trade (commonly known as “T+1 accounting”).  However, each Fund is permitted to include same day trades when calculating its NAV (commonly referred to as “trade date accounting”) on days when the Fund receives substantial redemptions.  Such redemptions can result in an adverse impact on a Fund’s NAV when there is a disparity between the trade price and the closing price of the security.  Thus, a Fund’s use of trade date accounting is likely to lessen the impact of substantial redemptions on the Fund’s NAV.

REDEMPTIONS

Redemption In-Kind

The Trust has filed a notice of election under Rule 18f-1 of the 1940 Act which obligates the Funds to redeem shares for any shareholder for cash during any 90-day period up to $250,000 or 1% of the Funds’ NAV, whichever is less.  Any redemption beyond this amount also will be in cash unless the Trustees determine that further cash payments will have a material adverse effect on remaining shareholders.  In such a case, the Funds will pay all or a portion of the remainder of the redemption in portfolio instruments, valued in the same way as the Funds determine NAV.  The portfolio instruments will be selected in a manner that the Trustees deem fair and equitable.  A redemption in-kind is not as liquid as a cash redemption.  If a redemption is made in-kind, a shareholder receiving portfolio instruments could receive less than the redemption value thereof and could incur certain transaction costs.  Shareholders who receive futures contracts or options on futures contracts in connection with a redemption in-kind may be responsible for making any margin payments due on those contracts.

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Redemptions by Telephone

Shareholders may redeem shares of the Funds by telephone.  When acting on verbal instructions believed to be genuine, the Trust, Rafferty, transfer agent and their trustees, directors, officers and employees are not liable for any loss resulting from a fraudulent telephone transaction request and the investor will bear the risk of loss.  In acting upon telephone instructions, these parties use procedures that are reasonably designed to ensure that such instructions are genuine, such as (1) obtaining some or all of the following information: account number, name(s) and social security number(s) registered to the account, and personal identification; (2) recording all telephone transactions; and (3) sending written confirmation of each transaction to the registered owner.  To the extent that the Trust, Rafferty, transfer agent and their trustees, directors, officers and employees do not employ such procedures, some or all of them may be liable for losses due to unauthorized or fraudulent transactions.

Receiving Payment

Payment of redemption proceeds will be made within seven days following the Funds’ receipt of your request (if received in good order as described below) for redemption.  For investments that have been made by check, payment on redemption requests may be delayed until the transfer agent is reasonably satisfied that the purchase payment has been collected by the Trust (which may require up to 10 calendar days).  To avoid redemption delays, purchases may be made by direct wire transfers.

A redemption request will be considered to be received in “good order” if:

●	The number or amount of shares and the class of shares to be redeemed and shareholder account number have been indicated;

●	Any written request is signed by a shareholder and by all co-owners of the account with exactly the same name or names used in establishing the account; and
●
The signatures on any written redemption request in excess of $100,000 have been guaranteed by a national bank, a state bank that is insured by the Federal Deposit Insurance Corporation, a trust company or by any member firm of the New York, American, Boston, Chicago, Pacific or Philadelphia Stock Exchanges.  Signature guarantees also will be accepted from savings banks and certain other financial institutions that are deemed acceptable by U.S. Bancorp Fund Services, LLC, as transfer agent, under its current signature guarantee program.

The right of redemption may be suspended or the date of payment postponed for any period during which (1) the NYSE is closed (other than customary weekend or holiday closings); (2) trading on the NYSE is restricted; (3) situations where an emergency exists as a result of which it is not reasonably practicable for a Fund fairly to determine the value of its net assets or disposal of the Fund’s securities is not reasonably practicable; or (4) the SEC has issued an order for the protection of Fund shareholders.

Anti-Money Laundering

The Funds are required to comply with various federal anti-money laundering laws and regulations.  Consequently, the Funds may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Funds may be required to transfer the account or proceeds of the account to a government agency.  In addition, pursuant to the Funds’ Customer Identification Program, the Funds’ Transfer Agent will complete a thorough review of all new opening account applications and will not transact business with any person or entity whose identity cannot be adequately verified.

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EXCHANGE PRIVILEGE

An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective NAVs as next determined following receipt by the Fund whose shares are being exchanged of (1) proper instructions and all necessary supporting documents; or (2) a telephone request for such exchange in accordance with the procedures set forth in the Prospectus and below.  Telephone requests for an exchange received by the Funds before 4:00 p.m. Eastern time will be effected at the close of regular trading on that day.  Requests for an exchange received after the close of regular trading will be effected on the NYSE’s next trading day.  Due to the volume of calls or other unusual circumstances, telephone exchanges may be difficult to implement during certain time periods.

The Trust reserves the right to reject any order to acquire its shares through exchange or otherwise to restrict or terminate the exchange privilege at any time.  In addition, the Trust may terminate this exchange privilege upon a 60-day notice.

SHAREHOLDER AND OTHER INFORMATION

Each share of a Fund gives the shareholder one vote in matters submitted to shareholders for a vote.  Each class of a Fund has equal voting rights, except that, in matters affecting only a particular class or series, only shares of that class or series are entitled to vote.  Share voting rights are not cumulative, and shares have no preemptive or conversion rights.  Shares are not transferable.  As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings.  Shareholder approval will be sought only for certain changes in a Trust’s or a Fund’s operation and for the election of Trustees under certain circumstances.  Trustees may be removed by the Trustees or by shareholders at a special meeting.  A special meeting of shareholders shall be called by the Trustees upon the written request of shareholders owning at least 10% of a Trust’s outstanding shares.

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

Dividends and Other Distributions

Net investment income and any realized net capital gains are as described in the Prospectus under “Distributions and Taxes.”  All distributions from a Fund normally are automatically reinvested without charge in additional shares of that Fund.

Taxes

Regulated Investment Company Status.  Each Fund is treated as a separate corporation for Federal income tax purposes and intends to continue to qualify as a regulated investment company (“RIC”) under Subchapter M of the Code.  If a Fund so qualifies and satisfies the Distribution Requirement (defined below) for a taxable year, the Fund will not be subject to Federal income tax on the part of its investment company taxable income (generally consisting of net investment income and the excess of net short-term capital gains, over net long-term capital loss (“short-term capital gain”), all determined without regard to any deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders for that year.

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To qualify for treatment as a RIC, a Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (“Distribution Requirement”) and must meet several additional requirements.  These requirements include the following:  (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities, or other income (including gains from options or futures) derived with respect to its business of investing in securities (“Income Requirement”); and (2) at the close of each quarter of the Fund’s taxable year, (i) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities, and (ii) not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer (collectively, “Diversification Requirements”).

Although each Fund intends to satisfy all the foregoing requirements, there is no assurance that each  Fund will be able to do so.  The investment by a Fund primarily in options and futures positions entails some risk that sit might fail to satisfy the Diversification Requirements.  There is some uncertainty regarding the valuation of such positions for purposes of those requirements; accordingly, it is possible that the method of valuation used by such other Funds, pursuant to which each of them would be treated as satisfying the Diversification Requirements, would not be accepted in an audit by the Internal Revenue Service, which might apply a different method resulting in disqualification of one or more of those Funds.

If a Fund failed to qualify for treatment as a RIC in any taxable year, (1) it would be taxed on the full amount of its taxable income, including net capital gain, for that year at corporate income tax rates (up to 35%) without being able to deduct the distributions it makes to its shareholders; and (2) the shareholders would treat all those distributions, including distributions of net capital gain, as dividends (that is, ordinary income), except for the part of those dividends that is “qualified dividend income” (described in the Prospectus) (“QDI”) which is subject to a maximum federal income tax rate of 15%) to the extent of the Fund’s earnings and profits.  In addition, a Fund would be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

General.  If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.  Investors also should be aware that if shares are purchased shortly before the record date for any dividend or capital gain distribution, the shareholder will pay full price for the shares and receive some portion of the purchase price back as a taxable distribution.

Each Fund will be subject to a nondeductible 4% excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

Dividends distributed by a Fund (including distributions of net short-term capital gain), if any, are taxable to its shareholders as ordinary income (at rates up to 35% for individuals), except to the extent they constitute QDI regardless of whether the dividends are reinvested in Fund shares or received in cash.  Distributions of a Fund’s net capital gain, if any, are taxable to its shareholders as long-term capital gains, regardless of how long they have held their Fund shares and whether the distributions are reinvested in Fund shares or received in cash.  A shareholder’s sale (redemption) of Fund shares may result in a taxable gain, depending on whether the redemption proceeds are more or less than the adjusted basis for the shares.  An exchange of Fund shares for shares of another Fund generally will have similar consequences.

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Income from Foreign Securities.  Dividends and interest a Fund receives, and gains it realizes on foreign securities, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on its securities.  Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

Each Fund may invest in the stock of “passive foreign investment companies” (“PFICs”).  A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive; or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income.  Under certain circumstances, a Fund will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC or of any gain  on its disposition of the stock (collectively, “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders.  The balance of the PFIC income will be included in a Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.  Fund distributions thereof will not be eligible for the 15% maximum federal income tax rate on individuals’ QDI.

If a Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then, in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the QEF’s annual ordinary earnings and net capital gain -- which the Fund probably would have to distribute to satisfy the Distribution Requirement -- even if the Fund did not receive those earnings and gain from the QEF.  In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

Each Fund may elect to “mark to market” its stock in any PFIC.  “Marking-to-market,” in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the PFIC’s stock over a Fund’s adjusted basis therein as of the end of that year.  Pursuant to the election, a Fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election.  A Fund’s adjusted basis in each PFIC’s stock with respect to which it makes this election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

Gains or losses (1) from the disposition of foreign currencies; (2) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security; and (3) that are attributable to fluctuations in exchange rates that occur between the time a Fund accrues dividends, interest or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss.  These gains or losses will increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders.

Derivatives Strategies.  The use of derivatives strategies, such as writing (selling) and purchasing options and futures contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection therewith.  Gains from options and futures a Fund derives with respect to its business of investing in securities will be qualifying income under the Income Requirement.

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“Nonequity options” (i.e., certain listed options, such as those on “broad-based” stock indices) and futures in which the Funds may invest may be “section 1256 contracts.”  Section 1256 contracts that a Fund holds at the end of each taxable year, other than section 1256 contracts that are part of a “mixed straddle” with respect to which the Fund has made an election not to have the following rules apply, must be “marked-to-market” (that is, treated as sold for their fair market value) for Federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized.  Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss.  Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.

Code section 1092 (dealing with straddles) also may affect the taxation of options and futures contracts in which the Funds may invest.  That section defines a “straddle” as offsetting positions with respect to actively traded personal property; for these purposes, options and futures contracts are positions in personal property.  Under that section, any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle.  In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above.  The regulations under section 1092 also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles.  If a Fund makes certain elections, the amount, character, and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made.  Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to the Funds of straddle transactions are not entirely clear.

If a call option written by a Fund lapses (i.e., terminates without being exercised), the amount of the premium it received for the option will be short-term capital gain.  If a Fund enters into a closing purchase transaction with respect to a written call option, it will have a short-term capital gain or loss based on the difference between the premium it received for the option it wrote and the premium it pays for the option it buys.  If such an option is exercised and a Fund thus sells the securities or futures contract subject to the option, the premium the Fund received will be added to the exercise price to determine the gain or loss on the sale.  If a call option purchased by a Fund lapses, it will realize short-term or long-term capital loss, depending on its holding period for the security or futures contract subject thereto.  If a Fund exercises a purchased call option, the premium it paid for the option will be added to the basis of the subject securities or futures contract.

If a Fund has an “appreciated financial position” - generally, an interest (including an interest through an option, futures contract or short sale) with respect to any stock, debt instrument (other than “straight debt”) or partnership interest the fair market value of which exceeds its adjusted basis - and enters into a “constructive sale” of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time.  A constructive sale generally consists of a short sale, an offsetting notional principal contract, or a futures contract entered into by a Fund or a related person with respect to the same or substantially identical property.  In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale.  The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and a Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

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The foregoing is only a general summary of some of the important Federal income tax considerations generally affecting the Funds.  No attempt is made to present a complete explanation of the Federal tax treatment of the Funds’ and their shareholder activities, and this discussion is not intended as a substitute for careful tax planning.  Accordingly, potential investors are urged to consult their own tax advisers for more detailed information and for information regarding any state, local or foreign taxes applicable to the Funds and to distributions therefrom.

FINANCIAL STATEMENTS

The financial statements for the Funds for the fiscal year ended August 31, 2007, are herein incorporated by reference to the Funds’ Annual Report to Shareholders dated August 31, 2007.  To receive a copy of the Prospectus or Annual or Semi-Annual reports to shareholders, without charge, write to or call the Trust at the address or telephone number listed above.

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Appendix A

Description of Corporate Bond Ratings

Moody’s Investors Service and Standard and Poor’s Corporation are two prominent independent rating agencies that rate the quality of bonds.  Following are expanded explanations of the ratings shown in the Prospectus and this SAI.

Moody’s Investors Service Ratings

Aaa: Bonds with this rating are judged to be of the best quality.  They carry the smallest degree of investment risk.  Interest payments are protected by a large or exceptionally stable margin and principal is secure.

Aa: Bonds with this rating are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude.

A: Bonds with this rating possess many favorable investment attributes and are to be considered as upper medium grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds with this rating are considered as medium grade obligations, i.e.; they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds with this rating are judged to have speculative elements; their future cannot be considered as well-assured.  Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B: Bonds with this rating generally lack characteristics of desirable investments.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds with this rating are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds with this rating represent obligations which are speculative to a high degree.  Such issues are often in default or have other marked shortcomings.

C: Bonds with this rating are the lowest rated class of bonds.  Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system.  The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

A-1

Generally, investment-grade debt securities are those rated Baa3 or better by Moody’s.

Standard & Poor’s Corporation Ratings

AAA: This rating is the highest rating assigned by Standard & Poor’s and is indicative of a very strong capacity to pay interest and repay principal.

AA: This rating indicates a very strong capacity to pay interest and repay principal and differs from the higher rated issues only by a small degree.

A: This rating indicates a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: This rating indicates an adequate capacity to pay interest and repay principal.  Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC: These ratings indicate, on balance, a predominantly speculative capacity of the issuer to pay interest and repay principal in accordance with the terms of the obligation.  BB indicates the lowest degree of speculation and CC the highest degree of speculation.  While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: This rating is reserved for income bonds on which no interest is being paid.

D: This rating indicates debt in default, and payment of interest and/or repayment of principal are in arrears.

The ratings from AA to B may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories, for example A or B+.

Generally, investment-grade debt securities are those rated BBB or better by Standard & Poor’s.

A-2

APPENDIX B

DIREXION Funds
Proxy Voting Policies and Procedures

The Direxion Funds have adopted the following guidelines (the “Guidelines”) pursuant to which the Funds’ investment adviser, Rafferty Asset Management (“RAM”), in the absence of special circumstances, generally shall vote proxies.  These Guidelines are designed to reasonably ensure that proxies are voted in the best interest of the shareholders of the Funds.

I.   Duty to Vote Proxies

   RAM views seriously its responsibility to exercise voting authority over securities that are owned by the Funds.

A.  It is the policy of RAM to review each proxy statement on an individual basis and to vote exclusively with the goal to best serve the financial interests of the Funds’ shareholders.

B.  To document that proxies are being voted, RAM will keep a record reflecting when and how each proxy is voted. RAM will keep and maintain such records consistent with the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (“Advisers Act”), and other applicable regulations. RAM will make its proxy voting history and policies and procedures available to shareholders upon request.  The proxy voting history and policies and procedures will be available via our website, www.direxionfunds.com, or in written form. If requested in written form, the proxy voting history and policies and procedures shall be sent to a shareholder within three business days of such a request.  To request a written copy, shareholders, or their agents, may contact RAM at (800) 851-0511 or by writing to the Funds at P.O. Box 1993, Milwaukee, Wisconsin 53201.

II.   Guidelines for Voting Proxies

    RAM will generally vote proxies so as to promote the long-term economic value of the underlying securities, and generally will follow the Guidelines provided below.  Each proxy proposal should be considered on its own merits, and an independent determination will be made whether to support or oppose management’s position.  RAM believes that the recommendation of management should be given substantial weight, but RAM will not support management proposals that may be detrimental to the underlying financial value of a stock.

    The Direxion Funds portfolio management department will be responsible for administrating and overseeing the proxy voting process.

    The Guidelines set forth below deal with the two basic categories of proxy proposals.  While they are not exhaustive, they do provide a good indication of RAM’s general approach to a wide range of issues.

    RAM usually will oppose proposals that dilute the economic interest of shareholders, reduce shareholders’ voting rights, or otherwise limit their authority. Proxies will be voted in what is believed to be in the fund shareholders’ best interest and not necessarily always with management.  Each situation is considered individually within the general guidelines.  Routine proposals normally are voted based on the recommendation of the issuer’s management.  Non-routine proposals that could meaningfully impact the position of existing shareholders are given special consideration and voted in a manner that is believed to support the interests of the funds’ shareholders.

1.  Routine Proposals

Routine proposals are those that do not propose to change the structure, bylaws, or operations of the corporation to the detriment of the shareholders.  Given the routine nature of these proposals, proxies will nearly always be voted with management. Traditionally, routine proposals include:

●	Approval of auditors
●	Election of directors and officers of the corporation
●	Indemnification provisions for directors
●	Liability limitations of directors
●	Name changes
●	Declaring stock splits
●	Elimination of preemptive rights
●	Incentive compensation plans
●	Changing the date and/or the location of the annual meetings
●	Minor amendments to the articles of incorporation
●	Employment contracts between the company and its executives and remuneration for directors
●	Automatic dividend reinvestment plans
●	Retirement plans, pensions plans and profit sharing plans, creation of and amendments thereto

2.  Non-Routine Proposals

These proposals are more likely to affect the structure and operations of the corporation and, therefore, will have a greater impact on the value of the stock.  The portfolio voting the proxy will review each issue in this category on a case-by-case basis.  RAM will be especially critical of lavish executive compensation and highly priced merger acquisition proposals, which would tend to lower future corporate earnings potential.

Non-routine proposals typically include:

●	Mergers and acquisitions
●	Restructuring
●	Re-incorporation or formation
●	Changes in capitalization
●	Increase or decrease in number of directors
●	Increase or decrease in preferred stock
●	Increase or decrease in common stock
●	Stock option plans or other compensation plans
●	Social issues
●	Poison pills
●	Golden parachutes
●	Greenmail
●	Supermajority voting
●	Board classification without cumulative voting
●	Confidential voting

   RAM will typically accept management’s recommendations on shareholder proposed social issues, since it does not have the means to either evaluate the economic impact of such proposals, or determine a consensus among shareholders’ social and political viewpoints.

III.  Conflicts of Interests

   RAM and affiliated companies’ business lines, limited to that of investment advisor to mutual funds and retail broker/dealer, preclude any potential material conflicts of interests between RAM and Direxion Funds’ shareholders. Neither RAM, nor its affiliates underwrite securities or own stock shares.

IV.  Recordkeeping and Reporting

RAM is required to maintain records of proxies voted pursuant to Section 204(2) of the Advisers Act and Rule 204-2(c) thereunder.  RAM will maintain and make available to fund shareholders for review a copy of its proxy voting policies and procedures, a record of each vote cast, and each written and verbal shareholder request for proxy voting records.  In addition, RAM will maintain appropriate proxy voting records for the Funds in compliance with applicable regulations under the Investment Company Act of 1940, as amended.

Proxy voting books and records are maintained by RAM for five years; the first two years can be accessed via the Funds’ website, www.direxionfunds.com, or requested in written form.  If requested in written form, the proxy voting history and policies and procedures shall be sent to a shareholder within three business days of such a request.  To request a written copy, shareholders, or their agents, may contact RAM at (800) 851-0511 or by writing to the Funds at P.O. Box 1993, Milwaukee, Wisconsin 53201. A copy of the twelve-month voting history of the Funds will be made available on the SEC’s website at http://www.sec.gov beginning August 1, 2004 for the twelve-month period beginning July 1, 2003, in accordance with applicable regulations under the 1940 Act.

Effective July 1, 2003